--------------------------------------------------------------------------------

The MONYEquity Master

--------------------------------------------------------------------------------

Prospectus Portfolio

--------------------------------------------------------------------------------
Flexible Premium

Variable Universal Life
Insurance Policy
Issued by
The Mutual Life Insurance Company of New York

MONY Series Fund, Inc.
Enterprise Accumulation Trust

October 4, 1996
--------------------------------------------------------------------------------

                                   PROSPECTUS
                             DATED OCTOBER 4, 1996

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   ISSUED BY

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                            MONY VARIABLE ACCOUNT L

    This prospectus describes a flexible premium variable universal life insurance policy (individually, the "Policy," and collectively, the "Policies") offered by The Mutual Life Insurance Company of New York (the "Company"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting, subject to certain restrictions, the frequency and amount of premium payments to vary and the death benefit payable under the Policy to increase or decrease. A Policy may also be surrendered for its Surrender Value.

    The Company will pay the death proceeds when the Insured dies if the Policy is still in force. The death proceeds will equal the death benefit, less any Outstanding Debt reduced by any Unearned Loan Interest, and further reduced by any charges due during the Grace Period. The Policy will remain in force as long as the Cash Value less any Outstanding Debt remains positive. If at all times during the first two Policy years, the sum of premiums paid less Partial Surrenders taken (and their fees) is greater than or equal to the Minimum Monthly Premium times the number of completed months this Policy has been in force, the Policy and all Rider coverages will not lapse regardless of its Cash Value less any Outstanding Debt.

    The Policy permits the choice of two death benefit Options: under Option I, the death benefit remains fixed at the Specified Amount chosen; under Option II, the death benefit equals the Specified Amount plus Fund Value (under certain circumstances the death benefit may be greater). Under Option II, the death benefit will vary daily with the investment performance of the Subaccounts for any Policy Owner who has allocated net premiums to the Variable Account. Under either Option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.

    The Policy also permits an owner of the Policy to obtain loans from the Company in amounts up to 90% of the Cash Value of the Policy (less any Outstanding Debt), and it permits an Owner to surrender a part of the Policy and receive a part of the Surrender Value of the Policy.

    Net premiums may be allocated at the Policy Owner's discretion to one or more of the Subaccounts that comprise a separate account of the Company called the MONY Variable Account L (the "Variable Account"), or to the Guaranteed Interest Account of the Company. Any portion of a net premium allocated to one or more of the Subaccounts is invested in the corresponding Portfolios of the MONY Series Fund, Inc. (the "MONY Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust"). The available Portfolios of the MONY Fund currently are: the Money Market Portfolio, the Government Securities Portfolio, the Intermediate Term Bond Portfolio, and the Long Term Bond Portfolio. The available Portfolios of the Accumulation Trust are: the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio, and the High Yield Bond Portfolio. The Loan Account represents amounts set aside as collateral for any Policy Debt.

    To the extent that all or a portion of net premiums are allocated to the Variable Account, the Fund Value under the Policy will vary based upon the investment performance of the Subaccounts to which the Fund Value is allocated. Net premiums allocated to the Guaranteed Interest Account are assets of the General Account of the Company. The Fund Value in the Guaranteed Interest Account will accrue interest at an interest rate that is guaranteed by the Company. No minimum amount of Fund Value is guaranteed, except to the extent premiums are allocated to the Guaranteed Interest Account.

    A Policy may be returned during the Free Look Period (see "Right to Examine a Policy -- Free Look Period," page 20), during which time net premium payments allocated to the Variable Account will be invested in the Money Market Subaccount.

    It may not be advantageous to replace existing insurance with the Policy.

    This prospectus generally describes only the portion of the Policy involving the Variable Account. For a brief summary of the Guaranteed Interest Account, see "The Guaranteed Interest Account," page 37.

    In pursuing its investment objective, the High Yield Bond Subaccount purchases shares of the High Yield Portfolio which may invest significantly in lower rated bonds, commonly referred to as "Junk Bonds". Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investment in these types of securities have special risks and, therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with allocating premium payments to this subaccount.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MONY
        SERIES FUND, INC. AND THE ENTERPRISE ACCUMULATION TRUST. THESE
        PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE
                                  REFERENCE.
                           ------------------------
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
TABLE OF CONTENTS.....................................................................      i
IMPORTANT TERMS.......................................................................      1
SUMMARY OF THE POLICY.................................................................      3
  Purpose of the Policy...............................................................      3
  Policy Values.......................................................................      3
  The Death Benefit...................................................................      3
  Premium Features....................................................................      4
  Allocation Options..................................................................      4
  Transfer of Fund Value..............................................................      5
  Policy Loans........................................................................      5
  Full Surrender......................................................................      5
  Partial Surrender...................................................................      5
  Preferred Partial Surrender.........................................................      5
  Free Look Period....................................................................      5
  Grace Period and Lapse..............................................................      6
  Charges and Deductions..............................................................      6
     Deductions from Premiums.........................................................      6
     Daily Deduction from the Variable Account........................................      6
     Deductions from Fund Value.......................................................      6
     Fund Charge......................................................................      7
     Transaction and Other Charges....................................................      8
  Tax Treatment of Increases in Fund Value............................................      8
  Tax Treatment of Death Benefit......................................................      8
  The Guaranteed Interest Account.....................................................      8
  Contacting the Company..............................................................      8
INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT................................      8
  The Mutual Life Insurance Company of New York.......................................      8
  MONY Variable Account L.............................................................      9
  The Funds...........................................................................      9
  Purchase of Portfolio Shares by the Variable Account................................     10
     The Money Market Portfolio.......................................................     11
     The Government Securities Portfolio..............................................     11
     The Intermediate Bond Portfolio..................................................     11
     The Long Term Bond Portfolio.....................................................     11
     The Equity Portfolio.............................................................     11
     The Small Cap Portfolio..........................................................     11
     The Managed Portfolio............................................................     12
     The International Growth Portfolio...............................................     12
     The High Yield Bond Portfolio....................................................     12
THE POLICY............................................................................     12
  Application for a Policy............................................................     12
     Temporary Insurance Coverage.....................................................     12
     Initial Premium Payment..........................................................     13
     Policy Date......................................................................     13
     Risk Classification..............................................................     14
  Right to Examine a Policy -- Free Look Period.......................................     14
  Premiums............................................................................     14
     Premium Flexibility..............................................................     14
     Scheduled Premium Payments.......................................................     15
     Modified Endowment Contracts.....................................................     15
     Unscheduled Premium Payments.....................................................     15
     Premium Payments Affect the Continuation of the Policy...........................     16
  Allocation of Net Premiums..........................................................     16
  Death Benefits Under the Policy.....................................................     16
     Option I.........................................................................     17
     Option II........................................................................     17
     Examples of Options I and II.....................................................     17
     Changes in Death Benefit Option..................................................     18
  Changes in Specified Amount.........................................................     18

                                                                                        PAGE
                                                                                        -----
     Increases........................................................................     18
     Decreases........................................................................     19
  Other Optional Insurance Benefits...................................................     19
     Waiver of Monthly Deductions Rider...............................................     20
     Accidental Death Benefit Rider...................................................     20
     Purchase Option Rider............................................................     20
     Spouse's Term Rider..............................................................     20
     Children's Term Insurance Rider..................................................     20
  Benefits at Maturity................................................................     20
  Policy Values.......................................................................     21
     Fund Value.......................................................................     21
     Cash Value.......................................................................     21
     Surrender Value..................................................................     21
  Determination of Fund Value.........................................................     21
  Calculating Unit Values for Each Subaccount.........................................     22
  Transfer of Fund Value..............................................................     22
  Right to Exchange Policy............................................................     22
  Policy Loans........................................................................     23
  Full Surrender......................................................................     24
  Partial Surrender...................................................................     24
  Preferred Partial Surrender.........................................................     25
  Grace Period and Lapse..............................................................     25
     Special Rule for First Two Policy Years..........................................     25
  Reinstatement.......................................................................     26
CHARGES AND DEDUCTIONS................................................................     26
  Deductions from Premiums............................................................     26
     Sales Charge.....................................................................     26
     Tax Charges......................................................................     27
  Daily Deductions from the Variable Account..........................................     27
     Mortality and Expense Risk Charge................................................     27
  Monthly Deductions from Fund Value..................................................     28
     Cost of Insurance................................................................     28
     Administrative Charge............................................................     28
     Other Optional Insurance Benefits Charges........................................     29
  Fund Charge.........................................................................     29
     Administrative Fund Charge.......................................................     29
     Sales Fund Charge................................................................     29
     Effect of Changes in Specified Amount on the Fund Charge.........................     30
     Transaction and Other Charges....................................................     30
     Guarantee of Certain Charges.....................................................     31
OTHER INFORMATION.....................................................................     31
  Federal Income Tax Considerations...................................................     31
     Definition of Life Insurance.....................................................     31
     Diversification Requirements.....................................................     32
     Tax Treatment of Policies........................................................     32
     Conventional Life Insurance Policies.............................................     32
     Modified Endowment Contracts.....................................................     33
     Reasonableness Requirement for Charges...........................................     34
     Pension and Profit-Sharing Plans.................................................     34
     Other Employee Benefit Programs..................................................     34
     Other............................................................................     34
  Charge for Company Income Taxes.....................................................     35
  Voting of Fund Shares...............................................................     35
  Disregard of Voting Instructions....................................................     35
  Report to Policy Owners.............................................................     36
  Substitution of Investment and Right to Change Operations...........................     36
  Changes to Comply with Law..........................................................     36
PERFORMANCE INFORMATION...............................................................     37
THE GUARANTEED INTEREST ACCOUNT.......................................................     37
  General Description.................................................................     37

                                                                                        PAGE
                                                                                        -----
  Limitations on Amounts in the Guaranteed Interest Account...........................     38
  Death Benefit.......................................................................     38
  Policy Charges......................................................................     38
  Transfers...........................................................................     39
  Surrenders and Policy Loans.........................................................     39
MORE ABOUT THE POLICY.................................................................     39
  Ownership...........................................................................     39
     Joint Owners.....................................................................     39
  Beneficiary.........................................................................     40
  The Policy..........................................................................     40
  Notification and Claims Procedures..................................................     40
  Payments............................................................................     40
  Payment Plan/Settlement Provisions..................................................     40
  Payment in Case of Suicide..........................................................     41
  Assignment..........................................................................     41
  Errors on The Application...........................................................     41
  Incontestability....................................................................     41
  Policy Illustrations................................................................     41
  Distribution of The Policy..........................................................     41
MORE ABOUT THE COMPANY................................................................     42
  Management..........................................................................     42
  State Regulation....................................................................     43
  Telephone Transfer Privileges.......................................................     43
  Legal Proceedings...................................................................     44
  Legal Matters.......................................................................     44
  Experts.............................................................................     44
  Registration Statement..............................................................     44
  Independent Accountants.............................................................     44
  Financial Statements................................................................    F-1
Appendix A............................................................................    A-1
Appendix B............................................................................    B-1

                                IMPORTANT TERMS

     AGE -- The Insured's age as of his or her nearest birthday on the Policy Date, increased by the number of complete Policy Years elapsed.

     BENEFICIARY -- The person or persons named by the Policy Owner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

     CASH VALUE -- The Fund Value for the Policy less the Fund Charge.

     COMPANY, THE -- The Mutual Life Insurance Company of New York.

     FREE LOOK PERIOD -- The Period which follows the application for the Policy and its issuance to the Policy Owner and which follows any application for an increase in Specified Amount. During the Free Look Period which follows the issuance of the Policy, the Policy Owner may cancel the Policy and receive a refund. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value.

     FUND CHARGE -- A contingent deferred charge. The Fund Charge consists of two separately calculated elements: the Administrative Fund Charge and the sales Fund Charge. The Fund Charge is determined for the initial Specified Amount of the Policy and for each increase in Specified Amount.

     FUNDS -- The MONY Series Fund, Inc. and the Enterprise Accumulation Trust.

     FUND VALUE -- The Fund Value is the sum of the amounts under the Policy held in each Subaccount of the Variable Account and the Guaranteed Interest Account, as well as any amount set aside in the Company's Loan Account, and any interest thereon, to secure Outstanding Debt.

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Variable Account or to any other segregated separate account of the Company.

     GUARANTEED INTEREST ACCOUNT -- An account that is part of Company's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 5.0%) declared by Company.

     HOME OFFICE -- The Company's administrative office at 1740 Broadway, New York, New York, 10019. "Home Office" also includes the Company's Syracuse Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13202.

     INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

     LOAN ACCOUNT -- An account to which amounts are transferred from the Subaccounts and the Guaranteed Interest Account as collateral for any Outstanding Debt. The Loan Account is part of the Company's General Account, and it accumulates interest at a guaranteed rate of 5.0%.

     MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

     MINIMUM MONTHLY PREMIUM -- The amount determined by the Company which is necessary to keep the Policy in force for the first two Policy Years.

     MONTHLY ANNIVERSARY DAY -- The day each month on which the monthly deduction is due against the Fund Value. The first Monthly Anniversary Day is the Policy Date.

     OUTSTANDING DEBT -- The unpaid loan balance including accrued loan interest due and unpaid.

     PARTIAL SURRENDER -- The surrender of a portion of the Policy. At least $500 of Surrender Value must remain after a Partial Surrender, or a full surrender of the Policy will be required.

     POLICY DATE -- The date set forth on page 1 of the Policy that is used to determine the Monthly Anniversary Day, Policy months, and Policy years. Policy monthly, quarterly, semiannual and annual Anniversaries are measured from the Policy Date. Each Policy month starts on the same date in each calendar month as that specified as the Policy Date. Where the Policy Date is the 29th, 30th, or 31st of a month, and there is no such date in a calendar month, the Policy month for such month will start on the last day of that calendar month.

     POLICY OWNER OR OWNER -- The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Policy Owner. A collateral assignee is not the Owner.

     PORTFOLIO(S) -- The separate investment portfolios of the Funds.

     PREFERRED PARTIAL SURRENDER -- An amount, up to 10% of Cash Value, which may be surrendered without the application of a Fund Charge or reduction in specified amount.

     RIDER -- The addendum to a Policy which adds an optional insurance benefit to the Policy.

     SCHEDULED PREMIUM PAYMENTS -- The premium amount specified on the application as the amount the Policy Owner intends to pay at fixed intervals over a specified period of time. Within specified limits, premiums in excess of the Scheduled Premium Payments may be paid. Scheduled Premium Payments may be changed at any time. Scheduled Premium Payments are not required to paid.

     SPECIFIED AMOUNT -- The minimum death benefit for so long as the Policy remains in force. The Specified Amount may be increased or decreased under certain circumstances.

     SUBACCOUNTS -- The subdivisions of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of one of the Funds.

     SURRENDER VALUE -- The Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest.

     TARGET PREMIUM -- The maximum amount of premiums paid against which the Fund Charge may be applied.

     TRANSACTION DATE -- The date the Company receives a premium or acceptable written or telephone request at the Home Office. If the premium or request reaches the Home Office on a day which is not a Valuation Date or after the close of business on a Valuation Date (i.e., after 4:00 p.m. Eastern Time), the Transaction Date will be the next Valuation Date.

     UNEARNED LOAN INTEREST -- The amount of interest on Outstanding Debt which has not yet been earned by the Company. Interest on new Policy loans or Outstanding Debt is charged in advance on the date of the loan or the Policy Anniversary, as appropriate.

     UNIT -- The bookkeeping measure used to value the amounts allocated to the Subaccounts of the Variable Account.

     UNIT VALUE -- The value of the Units of each Subaccount of the Variable Account. Unit Values are calculated for each Subaccount on each Valuation Date.

     VALUATION DATE -- Each date on which the Variable Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which there is sufficient trading in the securities of a Portfolio of the Funds to affect materially the unit value of the corresponding Subaccount of the Variable Account.

     VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

     VARIABLE ACCOUNT -- The Company's Variable Account L, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

                             SUMMARY OF THE POLICY

     This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Variable Account. The Guaranteed Interest Account is briefly described under "The Guaranteed Interest Account," on page 37 and in the Policy.

PURPOSE OF THE POLICY

     The Policy offers a Policy Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. A maturity benefit will be paid in lieu of a death benefit when the Policy reaches the Maturity Date during the Insured's lifetime. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit, to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies, a Policy Owner may choose the amount and frequency of premium payments, within certain limits.

POLICY VALUES

     A Policy Owner may allocate net premium payments among the various Subaccounts that comprise the Variable Account and that invest in corresponding Portfolios of the MONY Series Fund and the Accumulation Trust. A Policy Owner may also allocate net premium payments to the Guaranteed Interest Account. The Loan Account represents amounts set aside in the General Account of the Company as collateral for Outstanding Debt.

     The Fund Value of the Policy is the sum of amounts allocated to the Subaccounts of the Variable Account, the Guaranteed Interest Account and the Loan Account. The Cash Value of the Policy is the Fund Value less the Fund Charge. The Surrender Value of the Policy is the Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest.

     Depending on the investment experience of the selected Subaccounts, the Fund Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit Option selected by the Policy Owner, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Fund Value and death benefit will increase. The Policy Owner bears the investment risk on that portion of the net premiums and Fund Value allocated to the Variable Account.

     The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, the Policy lapses and a Grace Period expires without sufficient additional premium payment or repayment of Outstanding Debt by the Policy Owner.

     Generally, the Policy will remain in force only as long as the Cash Value less any Outstanding Debt is sufficient to pay all the monthly deductions. However, if the premiums paid meet the Minimum Monthly Premium requirement during the first two Policy years, the Policy and all Rider coverages will remain in force even if the Cash Value of the Policy less any Outstanding Debt is not sufficient to pay the monthly deductions.

THE DEATH BENEFIT

     The minimum Specified Amount for a Policy is $100,000. A Policy Owner may elect one of two Options to calculate the amount of death benefit payable under the Policy, which may increase the death benefit. Under Option I, the death benefit will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day, or, if greater, the Fund Value (determined as of the date of the Insured's death) plus the Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage required by the federal tax law definition of life insurance. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value (determined as of the date of the Insured's death) or, if greater, the Fund Value (determined as of the date of the Insured's death) plus the Fund Value on the last Monthly Anniversary Day multiplied by the death benefit percentage. Policy Owners seeking to have favorable investment performance reflected in increasing Fund Value should choose Option I; Policy Owners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option II. A Policy Owner may change the death benefit Option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 16.

PREMIUM FEATURES

     The Company requires a Policy Owner to pay an initial premium equal to at least the Minimum Monthly Premium that is defined by the Company. Thereafter, subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

     When applying for a Policy, a Policy Owner will determine a Scheduled Premium Payment that provides for the payment of level premiums in regular intervals over a specified period of time. Each Policy Owner will receive a premium reminder notice for the Scheduled Premium Payment on either an annual, semiannual, or quarterly basis, at the option of the Policy Owner; however, the Policy Owner may not be required to pay Scheduled Premium Payments. Premiums may be paid monthly under the MONYMatic plan where the Owner authorizes the Company to withdraw Scheduled Premium Payments from the Owner's checking account each month.

     The amount, frequency, and period of time over which a Policy Owner pays premiums may affect whether or not the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts. See "Federal Income Tax Considerations," page 31.

     Payment of the Scheduled Premiums will not guarantee that a Policy will remain in force. See "Grace Period and Lapse," page 25. Unscheduled premium payments may not be less than $250. The Company also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

     The Subaccounts invest in portfolios of two mutual funds which offer the Policy Owner the opportunity to direct the Company to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities. Each of the Subaccounts invests exclusively in shares of a designated portfolio (a "Portfolio") of the MONY Series Fund, Inc. (the "MONY Series Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust") (collectively the "Funds"). The available Portfolios of the Funds, each of which has a different investment objective, are the Money Market Portfolio, the Government Securities Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio, and the High Yield Bond Portfolio. See "The Funds," page 9.

     MONY Life Insurance Company of America, a wholly-owned subsidary of the Company is the investment manager of the MONY Series Fund. Enterprise Capital Management, Inc., a subsidiary of the Company, is the investment manager of the Accumulation Trust. OpCap Advisors, formerly known as Quest for Value Advisors, a subsidiary of Oppenheimer Capital, is the sub-investment adviser, of the Equity, Small Cap, and Managed Portfolios; Brinson Partners, Inc. is the sub-investment adviser of the International Growth Portfolio; and Caywood-Scholl Capital Corporation is the subinvestment adviser of the High Yield Bond Portfolio.

     The Policy Owner may choose to allocate net premium payments to any or all of the available Subaccounts constituting the Variable Account, and to the Guaranteed Interest Account.

TRANSFER OF FUND VALUE

     The Policy Owner may transfer Fund Value among the Subaccounts, and, subject to certain other limitations, between the Subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if an authorization for telephone transfer form has been properly completed and signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value," page 22.

POLICY LOANS

     The Policy Owner may borrow from the Company an amount up to 90% of the Policy's Cash Value less any existing Outstanding Debt. The minimum loan is $250. The Policy will be the only security required for a loan. See "Policy Loans," page 23.

     The amount of any Outstanding Debt reduced by any Unearned Loan Interest is subtracted from the death benefit or from the Cash Value upon surrender. See "Full Surrender," page 24. Outstanding Debt may also impact the continuation of the Policy. See "Grace Period and Lapse," page 25.

FULL SURRENDER

     The Owner can surrender the Policy during the life of the Insured and receive its Surrender Value, which is equal to the Fund Value less the Fund Charge and less any Outstanding Debt reduced by any Unearned Loan Interest.

PARTIAL SURRENDER

     Partial Surrenders are available under the Policy after the second Policy anniversary so long as the Surrender Value remaining after giving effect to the requested surrender and any fees which may be assessed as a result of the Partial Surrender exceeds any minimum requirements. If a Partial Surrender is for an amount which exceeds the amount available, it will be rejected and the request will be returned to the Policy Owner. A Partial Surrender may decrease the Specified Amount of a Policy if the Owner has elected death benefit Option I, and it will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option I or II. See "Partial Surrender," at page 24.

     Among other restrictions, Partial Surrenders must be for at least $500, and the Policy's Surrender Value after the surrender must be at least $500. A Partial Surrender Fee of $25 or 2% of the amount surrendered, whichever is less, will be assessed against the remaining Fund Value. In addition, a portion of the Fund Charge may be assessed upon a Partial Surrender.

PREFERRED PARTIAL SURRENDER

     A Policy Owner may obtain during any Policy year after the second Policy anniversary amounts, up to 10% of Cash Value (on the date the first Partial Surrender request is received), without the application of a Fund Charge or reduction in specified amount. The Partial Surrender Fee, however, will be charged. This amount is referred to as the Preferred Partial Surrender Amount. See "Preferred Partial Surrender", page 25.

FREE LOOK PERIOD

     A Policy Owner may obtain a full refund of the premium paid if the Policy is returned within 10 days (or longer in certain states) after the Owner receives it, within 10 days after the Company mails or delivers the notice of the right of withdrawal, or 45 days after the application for the Policy is completed, whichever is later. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value. See "Right to Examine a Policy -- Free Look Period", page 14.

GRACE PERIOD AND LAPSE

     Payment of Scheduled Premium Payments will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Value less any Outstanding Debt. However, during the first two Policy years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and any fees relating thereto) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. Even if Scheduled Premium Payments are made, the Policy will lapse any time the Cash Value less Outstanding Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment.

CHARGES AND DEDUCTIONS

     DEDUCTIONS FROM PREMIUMS

     Certain charges are deducted from each premium payment under a Policy prior to applying the net premium to the Fund Value. These charges consist of the following items:

     SALES CHARGE -- A sales charge equal to 4% of each premium paid during the first ten Policy Years, 2% of each premium paid in Policy Years 11 through 20, and none thereafter.

     TAX CHARGE -- A state premium tax charge for policyholders resident in New York, currently equal to 0.8% of each premium, and a charge related to the federal tax treatment of deferred acquisition costs currently equal to 1.25% of each premium will be deducted to compensate the Company for these taxes. The Company does not expect to make a profit from this charge. (See "Tax Charges", page 27.)

     DAILY DEDUCTION FROM THE VARIABLE ACCOUNT

     A charge is deducted from the Variable Account each day for the Mortality and Expense Risk Charge as described below.

     MORTALITY AND EXPENSE RISK CHARGE -- A charge is deducted daily from each Subaccount of the Variable Account for mortality and expense risks assumed by the Company. For the first 10 Policy years, this charge is equal to .002055% of the amount in the Subaccounts, which is equivalent to an annual rate of .75% of Subaccount value. Each month the Policy remains in force after the tenth Policy Anniversary, the Fund Value allocated to the Subaccounts will be credited with an amount which will effectively reduce the Mortality and Expense Risk Charge. This amount will be determined by multiplying the Fund Value in all Subaccounts by .04167% which is equivalent to 0.5% on an annualized basis. This amount is guaranteed and will be allocated among the Subaccounts proportionately on each Monthly Anniversary Day following the tenth Policy Anniversary.

     DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each Monthly Anniversary Day. The monthly deduction consists of the following items:

     COST OF INSURANCE -- This monthly charge compensates the Company for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the Policy at the beginning of each Policy Month.

     ADMINISTRATIVE CHARGE -- An administrative charge is deducted each month based on the Specified Amount of the Policy. The administrative charge decreases after the first Policy year:

                                                             EACH OF             EACH POLICY MONTH
                                                      FIRST 12 POLICY MONTHS        THEREAFTER
                                                      ----------------------     -----------------
    Specified Amount:
      Less than $250,000............................         $ 31.50*                  $6.50
      $250,000 to $499,999..........................           28.50*                   3.50
      $500,000 or more..............................           25.00*                   None

---------------
* Reduced by $5.00 for issue ages 0 through 17.

     OPTIONAL INSURANCE BENEFITS CHARGES -- The monthly deduction will include charges for any other optional insurance benefits added to the Policy by Rider.

     FUND CHARGE

     The Company will assess a Fund Charge against Fund Value upon surrender of a Policy or reduction in the Specified Amount within fourteen years of the Policy Date or of a subsequent increase in Specified Amount. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge.

     ADMINISTRATIVE FUND CHARGE -- The Administrative Fund Charge is equal to an amount per thousand of Specified Amount as follows:

                                                                              ADMINISTRATIVE
                                   ISSUE AGE                                   FUND CHARGE
    ------------------------------------------------------------------------  --------------
    0-25....................................................................      $ 2.50
    26......................................................................        3.00
    27......................................................................        3.50
    28......................................................................        4.00
    29......................................................................        4.50
    30 or higher............................................................        5.00

The amount of the charge remains level for five years. After the fifth year, the charge decreases by 10% per year until it reaches zero at the end of the 14th year. See "Fund Charge -- Administrative Fund Charge", page 29.

     SALES FUND CHARGE -- The Sales Fund Charge is equal to a percentage of the premiums paid in the first five years, up to a maximum amount of premiums called the Target Premium. The percentage of premiums varies by Age as follows:

            NON-QUALIFIED                               QUALIFIED
-------------------------------------     -------------------------------------
        ISSUE AGE          PERCENTAGE             ISSUE AGE          PERCENTAGE
-------------------------  ----------     -------------------------  ----------
0-17.....................    50%          18-35....................    75%
18-38....................     75          36-37....................     70
39-45....................     70          38-45....................     65
46-67....................     65          46-68....................     60
68.......................     60          69.......................     55
69.......................     55          70.......................     50
70-80....................     50

     The Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. The Sales Fund Charge during the first two years that the Policy is in force is limited. See "Fund Charge -- Sales Fund Charge", page 29.

     Administrative Fund Charges and Sales Fund Charges are determined in a similar manner for increases in Specified Amount. Decreases in Specified Amount may result in immediate deduction of a portion of the sales Fund Charge and administrative Fund Charge from the Fund Value.

     TRANSACTION AND OTHER CHARGES

     A Partial Surrender Fee of the lesser of 2% of the amount surrendered and $25 will be assessed against the remaining Fund Value for any Partial Surrender or Preferred Partial Surrender. In addition, the Company reserves the right to charge a fee of $25 on transfers which exceed twelve in any Policy year.

     The operating expenses of the Variable Account are paid by the Company and certain charges, deductions, and fees are made or imposed to compensate the Company for these expenses and for the risk that the charges, deductions, and fees may not be sufficient to compensate the Company. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 26.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The Fund Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally the Policy Owner will not be deemed to be in constructive receipt of the Fund Value unless and until the Policy Owner is deemed to be in receipt of a distribution from the Policy. For information on the tax treatment of the Policy and on the tax treatment of a Full Surrender, a Partial Surrender, a Preferred Partial Surrender, or a Policy loan, see "Federal Income Tax Considerations," page 31.

TAX TREATMENT OF DEATH BENEFIT

     The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 31.

THE GUARANTEED INTEREST ACCOUNT

     The Policy Owner may allocate all or a portion of net premium payments and transfer Fund Value to the Guaranteed Interest Account, within specified limits. Amounts allocated to the Guaranteed Interest Account are held in the Company's General Account. The Company guarantees that the Fund Value allocated to the Guaranteed Interest Account will be credited interest daily at a rate equivalent to an effective annual rate of 5%. In addition, the Company may in its sole discretion pay interest in excess of the guaranteed amount. After the tenth Policy anniversary, the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to policies of the same type which have not yet reached their tenth policy anniversary. See "The Guaranteed Interest Account," page 37.

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to the Company's Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

             INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

     The Mutual Life Insurance Company of New York ("Company") is a mutual life insurance company organized under the laws of the state of New York in 1842. The principal office of the Company is located at

1740 Broadway, New York, New York 10019. It is admitted to do business in all states, as well as the District of Columbia, and Puerto Rico. As of the end of 1995, the Company had over $83.1 billion of life insurance in force and consolidated assets of approximately $14.6 billion.

     At October 4, 1996, the rating assigned to the Company by A. M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1995. The A. M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

     MONY Securities Corp., a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

MONY VARIABLE ACCOUNT L

     The MONY Variable Account L (the "Variable Account") is a separate investment account of the Company and at present is used only to support flexible premium variable life insurance policies. The assets in the Variable Account are kept separate from the General Account assets and other separate accounts of the Company.

     The Company owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account with a total market value equal to the Policy liabilities funded by the Variable Account. The Variable Account is divided into subdivisions called Subaccounts. The income, gains, or losses, realized or unrealized, of the Variable Account are credited to or charged against the assets held in the Variable Account without regard to the other income, gains, or losses of the Company. Assets in the Variable Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that the Company conducts. However, the Company may transfer to its General Account any assets which exceed anticipated obligations of the Variable Account. All obligations arising under the Policy are general corporate obligations of the Company. The Company may accumulate in the Variable Account proceeds from various Policy charges and investment results applicable to those assets.

     The Variable Account was established on November 28, 1990 under New York law under the authority of the Board of Trustees of the Company. The Variable Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

     There are currently nine Subaccounts within the Variable Account available to the Policyholder. Each Subaccount invests exclusively in shares of a designated Portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These Portfolios are available to serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company as well as other life insurance companies, and may be available to certain pension accounts. They are not available directly to individual investors. The Company may in the future establish additional Subaccounts within the Variable Account, which may invest in other Portfolios of the Funds or in other securities. Not all Subaccounts are available to the Policy Owner.

THE FUNDS

     Each Subaccount of the Variable Account currently invests only in shares of a corresponding Portfolio of the MONY Series Fund, Inc. (the "MONY Series Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds"). The Funds are diversified, open end management investment companies of the series type. The Funds are registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds.

     Of the seven separate Portfolios of the MONY Series Fund, currently only four portfolios ("Portfolios"), each of which pursues different investment objectives and policies, are available for purchase by corresponding Subaccounts of the Variable Account available to the Policy Owner. MONY America acts as the investment manager of the MONY Series Fund. MONY America is a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the MONY Series Fund, MONY America receives a daily investment advisory fee equivalent to an annual rate of 0.40 percent of the first $400 million, 0.35 percent of the next $400 million, and 0.30 percent in excess of $800 million of the aggregate average daily net assets of all Portfolios of the MONY Series Fund, as described in the accompanying current prospectus for the MONY Series Fund. MONY America, as investment adviser, has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, the calculation of the net asset value of the Portfolios, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America. All other expenses will be borne by the Fund itself, subject to certain limitations imposed by state law. MONY America has entered into a Services Agreement with the Company for the provision of personnel, equipment, facilities and other services, in order to carry out its duties as investment adviser to the Fund.

     Of the five separate Portfolios of the Accumulation Trust, currently all five separate Portfolios, each of which pursues different investment objectives and policies, are available for purchase by corresponding Subaccounts of the Variable Account. Enterprise Capital Management, Inc., a wholly owned subsidiary of the Company, acts as the investment manager of the Accumulation Trust. OpCap Advisors, formerly known as Quest for Value Advisors, a subsidiary of Oppenheimer Capital, acts as the sub-investment adviser to the Equity and Managed Portfolios of the Accumulation Trust. Oppenheimer Capital is a subsidiary of Oppenheimer Financial Corporation. The change of name to OpCap Advisors was occasioned by the sale of certain of the operations of Quest for Value Advisors to Oppenheimer Management Corporation in November 1995. No change in the personnel responsible for the day-to-day management of the Equity and Managed Portfolios will occur as a result of this change. GAMCO Investors, Inc. acts as the sub-investment adviser to the Small Cap Portfolio. Brinson Partners, Inc. acts as the sub-investment adviser to the International Growth Portfolio. Caywood-Scholl Capital Corporation acts as sub-investment adviser to the High Yield Bond Portfolio.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for each of the Funds, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT

     The shares of each Portfolio are purchased by the Company for the corresponding Subaccount at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless the Company, on behalf of the Variable Account, elects otherwise. Fund shares will be redeemed by the Company at their net asset value to the extent necessary to make payments under the Policies.

     Shares of the Funds are offered only for purchase by separate accounts of insurance companies, which may or may not be affiliated with the Company, or with each other. This is called "shared funding." They may also sell shares to separate accounts to serve as an investment medium for variable life insurance policies and for variable annuity contracts. Thus, the Funds serve as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." The Company currently does not foresee any disadvantages to Policy Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Funds serve as an investment medium might at some time be in conflict. However, the Company's Board of Trustees, the MONY Series Fund's Board of Directors, the Accumulation Trust's Board of Trustees, and any other insurance companies that participate in the Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Funds for mixed and/or shared funding. The Funds' Boards are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     A summary of the investment objective of each of the Portfolios of the Funds is described below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of each Fund, including information on the risks associated with the investment and investment techniques of each of the Portfolios.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING.

     THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek maximum current income consistent with preservation of capital and maintenance of liquidity. The Money Market Portfolio attempts to achieve this objective by investing in money market instruments. MONY Series Fund offers this Portfolio.

     THE GOVERNMENT SECURITIES PORTFOLIO

     The investment objective of the Government Securities Portfolio is the maximum current income over the intermediate term consistent with the preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, with a dollar weighted average life of up to ten years at the time of purchase. MONY Series Fund offers this Portfolio.

     THE INTERMEDIATE BOND PORTFOLIO

     The investment objective of the Intermediate Bond Portfolio is to maximize income over the intermediate term consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years. MONY Series Fund offers this Portfolio.

     THE LONG TERM BOND PORTFOLIO

     The investment objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years. MONY Series Fund offers this Portfolio.

     THE EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this investment objective by investing in a diversified portfolio of primarily equity securities selected on the basis of a value-oriented approach to investing. The Accumulation Trust offers this Portfolio.

     THE SMALL CAP PORTFOLIO

     The Small Cap Portfolio seeks capital appreciation. The Portfolio pursues its investment objective by investing in a diversified portfolio of primarily equity securities of companies with market capitalization of under $1 billion. The Accumulation Trust offers this Portfolio.

     THE MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to provide growth of capital over time. The Portfolio seeks to achieve this investment objective by investing in a portfolio consisting of common stocks, bonds and cash equivalents, the percentage of which will vary over time based on the investment manager's assessment of the relative investment values. The Accumulation Trust offers this Portfolio.

     THE INTERNATIONAL GROWTH PORTFOLIO

     The investment objective of the International Growth Portfolio is to provide capital appreciation, primarily through a diversified portfolio of non-United States equity securities. The Accumulation Trust offers this portfolio.

     THE HIGH YIELD BOND PORTFOLIO

     The investment objective of the High Yield Bond Portfolio is to provide maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. The Accumulation Trust offers this portfolio.

                                   THE POLICY

     The variable life insurance benefits of the Policies are funded through the Policy Owner's Fund Value in the Variable Account and the Guaranteed Interest Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

     The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Individuals wishing to purchase the Policy must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corp. ("MSC"). The licensed agent will then submit the completed application to the Company. The Policy may also be sold through other broker-dealers authorized by MSC and applicable law to do so. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to the Company. The Insured's Age is calculated as of the Insured's birthday nearest the Policy Date. Acceptance is subject to the Company's underwriting rules, and the Company reserves the right to request additional information and to reject an application.

     The minimum Specified Amount which may be applied for is $100,000. However, the Company also reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue for subsequent issued Policies.

     Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Anniversary Day, Policy Months, Policy Years, and Policy monthly, quarterly, semiannual and annual Anniversaries. The Policy Date will be stated on Page 1 of the Policy. The Policy Date will normally be the later of the date that delivery of the Policy is authorized by the Company (the "Policy Release Date") or the Policy Date requested in the application. Except as provided under the temporary insurance procedures defined below, no premiums may be paid with the application.

     TEMPORARY INSURANCE COVERAGE

     If an applicant desires interim insurance coverage prior to the Policy Release Date, a Temporary Insurance Agreement is available. At the time an application is accepted by a licensed agent of the Company, the applicant must satisfactorily complete and sign the Temporary Insurance Agreement Form and submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Coverage commences under the Temporary Insurance Agreement on the date the Temporary Insurance Agreement Form is signed and the required premium amount has been paid, or if later, the requested Policy Date. See "Premium Flexibility," page 14.

     Once the coverage under the Temporary Insurance Agreement commences, it generally will run until the Policy Release Date, but in no event for more than 90 days from the date the Temporary Insurance Agreement Form is signed. In addition, this temporary insurance coverage will also cease on the earliest of
(a) the 45th day after the Temporary Insurance Agreement Form is signed if the last of the medical exams and tests initially required under the Company's published underwriting rules has not been completed by the applicant, (b) 5 days after the Company sends notice to the applicant that it declines to issue any Policy, (c) the date the applicant informs the Company that the Policy will be refused, (d) the Policy Release Date, if the Policy is issued as applied for, or
(e) where the Policy is issued other than as applied for, the earlier of the 15th day after the Policy Release Date or the date the Policy takes effect. If death occurs during the period of temporary coverage, the death benefit will be
(i) the lesser of $500,000 or the insurance coverage applied for on the life of the proposed Insured (including any optional Riders), less (ii) the Deductions from Premium and the Monthly Deduction due prior to the date of death.

     During the period before the Policy Release Date, premiums paid with the application pursuant to the Temporary Insurance Agreement will be held in the Company's General Account. Except as provided below, interest will be credited on the premium (less any Deductions from Premiums) held in the Company's General Account. The interest rate will be set by the Company, but will not be less than 5 percent per year. If the Policy is issued and accepted, these amounts will be applied to the Policy. These premiums will be returned (without interest) to the applicant within 5 days after:

         (1) the date the applicant informs the Company at or before the Policy Release Date (or where the Policy is authorized for delivery other than as applied for, on or before the 15th day after the Policy Release Date) that the Policy will be refused; or

         (2) the date which is 30 days after the application is signed, if any medical exams or tests required by the Company have not yet been completed.

Premiums will be returned with interest to the applicant within 5 days after the date the Company sends notice to the applicant declining to issue any Policy on the Insured.

     INITIAL PREMIUM PAYMENT

     If the application is approved and the Policy is subsequently issued, the balance due (if any) of the first Scheduled Premium Payment, as specified in the Policy, is payable upon delivery of the Policy. The Policy will take effect on the date the Policy is accepted by the applicant and the initial Scheduled Premium Payment has been paid, or the Policy Date requested in the application, if later. If a specific Policy Date has not been requested or if the Policy Date requested is prior to the Policy Release Date, upon receipt of the balance due (if any), the amount attributable to the Policy (including any premiums held in the General Account under the Temporary Insurance Agreement plus any interest credited in the General Account, less Deductions from Premiums) will be transferred to the Money Market Subaccount of the Variable Account on the Policy Release Date pending expiration of the applicable Free Look Period. After such transfer, the Monthly Deduction due prior to or on the Policy Release Date will be made. Upon expiration of the Free Look Period, amounts to be allocated to the Subaccounts of the Variable Account will be allocated to those Subaccounts and amounts to be allocated to the Guaranteed Interest Account will be allocated to that Account. (See "Right to Examine A Policy -- Free Look Period," page 14.)

     POLICY DATE

     If a specific Policy Date has been requested which is later than the Policy Release Date, the amount attributable to the Policy will be initially held in the General Account until the Policy Date. On the Policy Date, the amount attributable to the Policy less any Deductions from Premiums for the period commencing with the Policy Date will be transferred to the Money Market Subaccount of the Variable Account pending expiration of the applicable Free Look Period. Upon the expiration of the applicable Free Look Period, amounts allocated to the Subaccounts of the Variable Account will be allocated to those Subaccounts and amounts allocated to the Guaranteed Interest Account will be allocated to that Account. See "Right to Examine A Policy -- Free Look Period," below.

     Subject to the Company's approval, a Policy may be backdated, but the Policy Date may not be more than six months (a shorter period is required in certain states) prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the initial Scheduled Premium Payment will include sufficient premium to cover additional charges incurred for the backdating period, since monthly deductions are made for the period the Policy Date is backdated.

     RISK CLASSIFICATION

     Insureds are assigned to underwriting (risk) classes which are used in calculating the cost of insurance and certain Rider charges. In assigning Insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by the Company.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

     The Free Look Period follows the application for the Policy and its issuance to the Policy Owner, and it also follows any application for an increase in Specified Amount and the issuance of an endorsement increasing the Specified Amount. The period runs to the latest of the date which is (a) 45 days after Part I of the application is signed, (b) 10 days (or longer in certain states) after the Policy Owner receives the Policy, or the endorsement of an increase in Specified Amount, as the case may be, or (c) 10 days after the Company mails or personally delivers a notice of withdrawal right to the Policy Owner. During the Free Look Period which follows the issuance of the Policy, the Policy Owner may cancel the Policy and receive a refund of the full amount of the premium paid. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. See "Allocation of Net Premiums," page 16.

PREMIUMS

     The Policy is a flexible premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policy Owner's discretion.

     PREMIUM FLEXIBILITY

     The Company requires a Policy Owner to pay an amount equal to at least the Minimum Monthly Premium to place the Policy in force. If the premiums are to be paid less often than monthly, the premium required to place the Policy in force is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of Scheduled Premium Payments. This Minimum Monthly Premium will be based upon the Policy's Specified Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 28), and underwriting class of the Insured, and any Riders added to the Policy. The Minimum Monthly Premium will be shown in the Policy. Thereafter, subject to the limitations described below, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

     If on each Monthly Anniversary Day during the first two Policy years, the sum of all premiums paid, less any Outstanding Debt and less any Partial Surrenders (and their fees), is greater than or equal to the Minimum Monthly Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. See "Grace Period and Lapse," page 25.

     SCHEDULED PREMIUM PAYMENTS

     When applying for a Policy, a Policy Owner will determine a Scheduled Premium Payment that provides for the payment of level premiums at fixed intervals over a specified period of time. Each Policy Owner will receive a premium reminder notice for the Scheduled Premium Payment amount on either an annual, semiannual, or quarterly basis, at the option of the Policy Owner. The minimum Scheduled Premium Payment is equal to the Minimum Monthly Premium multiplied by 12 divided by the Scheduled Premium Payment frequency. Although reminder notices will be sent, the Policy Owner is not required to pay Scheduled Premium Payments.

     Premiums, other than the first, may also be paid monthly under the MONYMatic plan where the Policy Owner authorizes the Company to withdraw premiums from the Owner's checking account each month. Based on the Policy Date, up to two Minimum Monthly Premiums must be paid in cash before the MONYMatic plan will be accepted by the Company. Under the MONYMatic plan, the day on which premiums are withdrawn will be the 15th of the month. Payment of the Scheduled Premium Payments will not guarantee that a Policy will remain in force. Instead, unless one of the Guaranteed Death Benefit Riders has been elected and all requirements have been met, the duration of the Policy depends upon the Policy's Cash Value, less any Outstanding Debt. In addition during the first two Policy Years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and any fees relating thereto) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premium times the number of completed Policy Months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. Even if the Scheduled Premium Payments are made, if either of these two provisions do not apply, the Policy will lapse any time the Cash Value less Outstanding Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment.

     MODIFIED ENDOWMENT CONTRACTS

     The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 33.

     UNSCHEDULED PREMIUM PAYMENTS

     Generally, the Policy Owner can make unscheduled premium payments at any time and in any amount as long as each payment is at least $250.00. The Company may reject or limit any premium payment (Scheduled or unscheduled) that would result in an immediate increase in the death benefit payable, although such a premium may be accepted with satisfactory evidence of insurability. A premium payment would result in an immediate increase if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policy Owner's Fund Value multiplied by a death benefit percentage as a result of the federal income tax law definition of life insurance. See "Death Benefits under the Policy," page 16 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 31. If satisfactory evidence of insurability is not received, the payment, or a portion thereof may be returned. In addition, all or a portion of a premium payment will be rejected and returned to the Policy Owner if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Unscheduled premium payments will be treated as premium payments, and not as a repayment of Outstanding Debt, unless a Policy Owner requests otherwise. If the Policy Owner does request that the payment be treated as a repayment of Outstanding Debt, any portion of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are not deducted from payments used as a repayment of Outstanding Debt, but are deducted from any payment which constitutes a premium payment.

  PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

     If premium payments are stopped, temporarily or permanently, the Policy will continue in effect until the Cash Value less any Outstanding Debt can no longer cover the Monthly Deductions from the Fund Value for the Policy and any optional insurance benefits added by Rider. At that point, the Policy will lapse. See "Grace Period and Lapse," page 25. If the Minimum Monthly Premium requirements are satisfied during the first two Policy years, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt during this two year period. See "Premiums -- Premium Flexibility," page 25.

     Certain charges will be deducted from each premium payment. See "Charges and Deductions," page 26. The remainder of the premium, referred to as the "net premium", will be allocated as described below under "Allocation of Net Premiums."

ALLOCATION OF NET PREMIUMS

     In the application for the Policy, the Policy Owner selects the Subaccounts of the Variable Account or the Guaranteed Interest Account to which net premium payments will be allocated. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. The Fund Value will be automatically allocated according to the Policy Owner's instructions contained in the application at the end of the Free Look Period. Net premiums received after the Free Look Period will be allocated upon receipt among the Subaccounts of the Variable Account and the Guaranteed Interest Account according to the Policy Owner's most recent instructions. If instructions for allocation of premiums are not included in the application or are incomplete, all allocations will be made to the Money Market Subaccount until a subsequent notification of allocation percentages is received.

     Net premiums may be allocated in whole percentages to any number of Subaccounts and to the Guaranteed Interest Account, provided that no allocation may be for less than 10% of a net premium. Allocation percentages must sum to 100%. Available allocation alternatives include the nine Subaccounts and the Guaranteed Interest Account.

     A Policy Owner may change the allocation of net premiums at any time by submitting a proper written request to the Company's Home Office. In addition, changes in net premium allocation instructions may be made by telephone if an authorization for telephone transfer form has been properly completed, signed and filed at the Company's Syracuse Operations Center. The Company reserves the right to discontinue telephone net premium allocation instructions. See "Telephone Transfer Privileges", page 43. The revised allocation percentages will be applied within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When the Policy is issued, the Company will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount is $100,000.

     For so long as the Policy remains in force, the Company will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, less any Outstanding Debt reduced by any Unearned Loan Interest (and, if in the Grace Period, further reduced by any overdue charges).

     Each Policy Owner may select one of two death benefit Options: Option I or Option II. Generally the applicant designates the death benefit Option in the application. If no Option is designated, Option I will be assumed by the Company to have been selected. Subject to certain restrictions, the Policy Owner can change the death benefit Option selected. So long as the Policy remains in force, the death benefit under either Option will never be less than the Specified Amount of the Policy.

     OPTION I

     Under Option I, the death benefit will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day or, if greater, the Fund Value on the date of death plus the Fund Value (determined as of the end of the Monthly Anniversary Day concurrent with or prior to the date of death) multiplied by a Death Benefit Percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the percentage defined in the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 31. The Death Benefit Percentage is 150% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the Death Benefit Percentages is in Appendix A to this prospectus and in the Policy. Policy Owners who are seeking to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, should choose Option I.

     OPTION II

     Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value on the date of death or, if greater, the Fund Value on the date of death plus the Fund Value (determined as of the end of the Monthly Anniversary Day concurrent with or prior to the date of death) multiplied by a Death Benefit Percentage. The Death Benefit Percentage is the same as that used in connection with Option I and is stated in Appendix A. The death benefit under Option II will always vary as Fund Value varies. Therefore, Policy Owners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option II.

     EXAMPLES OF OPTIONS I AND II

     The following examples demonstrate the determination of death benefits under Options I and II. The examples show three Policies -- Policies 1, 2, and 3 -- with the same Specified Amount, but Fund Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a Monthly Anniversary Day.

                                                         POLICY 1     POLICY 2     POLICY 3
                                                         --------     --------     --------
    Specified Amount...................................  $100,000     $100,000     $100,000
    Fund Value on Date of Death........................  $ 35,000     $ 60,000     $ 85,000
    Death Benefit Percentage...........................       150%         150%         150%
    Death Benefit under Option I.......................  $100,000     $150,000     $212,500
    Death Benefit under Option II......................  $135,000     $160,000     $212,500

     Under Option I, the death benefit for Policy 1 is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value plus the Fund Value multiplied by the Death Benefit Percentage ($35,000 plus $35,000 X 150% = $87,500). In contrast, for both Policies 2 and 3 under Option I, the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($60,000 plus $60,000 X 150% = $150,000 for Policy 2; $85,000 plus
$85,000 X 150% = $212,500 for Policy 3) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option II, the death benefit for Policy 1 is equal to $135,000 since the death benefit is the greater of Specified Amount plus Fund Value ($100,000 + $35,000 = $135,000) or the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($35,000 plus $35,000 X 150% = $87,500). Similarly, in Policy 2, Specified
Amount plus Fund Value ($100,000 + $60,000 = $160,000) is greater than Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($60,000 plus $60,000 X 150% = $150,000). In contrast, in Policy 3, the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($85,000 plus
$85,000 X 150% = $212,500) is greater than the Specified Amount plus Fund Value ($100,000 + $85,000 = $185,000), so the death benefit is equal to the higher value.

     Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     CHANGES IN DEATH BENEFIT OPTION

     A Policy Owner may request that the death benefit under the Policy be changed from Option I to Option II, or from Option II to Option I. Changes in the death benefit Option may be made on any Monthly Anniversary Day and should be made in writing to the Company's Home Office. A change from Option II to Option I may be made without evidence of insurability; a change from Option I to Option II will require evidence of insurability satisfactory to the Company. The effective date of any such change requested between Monthly anniversaries will be the next Monthly Anniversary Day after the change is accepted.

     A change in the death benefit from Option I to Option II is accomplished by reducing the Specified Amount of the Policy by the amount of the Policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. Although there is no immediate change in the total death benefit, the change to Option II will affect the determination of the death benefit from that point on since the Fund Value will then be added to the new Specified Amount, and the death benefit will then vary with Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     A change in the death benefit from Option II to Option I will result in a decrease in the death benefit payable under the policy. The Specified Amount of the Policy remains the same before and after the change; however, the death benefit is reduced to an amount equal to the Specified Amount. From that point on, the death benefit will equal the Specified Amount (or, if higher, the Fund Value times the applicable Death Benefit Percentage, as required by the federal tax law definition of life insurance). The change in Option will generally reduce the death benefit payable in the future.

     A change in death benefit Option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Fund Value. See "Cost of Insurance," page 28. Assuming that the Policy's death benefit is not based on the Death Benefit Percentage under either Option I or II, changing from Option II to Option I will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     A Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from the Company. A change in Specified Amount may be made at any time after the second Policy anniversary. Increases in Specified Amount are not permitted on or after the policy anniversary nearest the Insured's 81st birthday. Increasing the Specified Amount will generally increase the death benefit payable under the Policy, and decreasing the Specified Amount will generally decrease the death benefit payable. The amount of change in the death benefit will depend, among other things, upon the death benefit Option chosen by the Policy Owner and whether the death benefit under the Policy is being calculated using the Death Benefit Percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. For example, an increase in Specified Amount may increase the net amount at risk under a Policy, which will increase a Policy Owner's cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a Policy Owner's cost of insurance charges over time.

     Any request for an increase or decrease in Specified Amount must be made by written application to the Company's Home Office. It will become effective on the Monthly Anniversary Day on or next following the Company's acceptance of the request. If the Policy Owner is not the Insured, the Company may also require the consent of the Insured before accepting a request.

     INCREASES

     Additional evidence of insurability satisfactory to the Company will be required for an increase in Specified Amount. An increase will not be given for increments of Specified Amount less than $10,000.

     A requested increase in the Specified Amount will create a new "coverage segment" for which cost of insurance and other charges will be computed separately. See "Charges and Deductions," page 26. In addition, the Fund Charge associated with the Policy will increase. The Fund Charge for the increase is calculated in a similar manner as for the original Specified Amount. The Target Premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted prospectively to reflect the increase in Specified Amount. If the Specified Amount is increased at the same time that a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, premiums paid after the increase will be allocated to the original and the new coverage segments in the same proportion that the guideline annual premiums defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all segments. Fund Value will also be allocated to each coverage segment.

     You will have the right to cancel an increase in the Specified Amount within the later of (i) 45 days after Part I of the application for the increase is signed, (ii) ten days (or longer in certain states) after receipt of the Policy endorsement applicable to the increase, or, (iii) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The Policy Fund Charge will also be adjusted to the amount which would have existed had the increase never taken place.

     DECREASES

     Any decrease in Specified Amount (whether specifically requested by the Policy Owner or as a result of a Partial Surrender or a death benefit Option change) will first be applied to reduce the coverage segments of Specified Amount associated with the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

     If the reduction decreases the Specified Amount during the Fund Charge period, the Fund Charge on the remaining Specified Amount will be reduced; however, an amount equal to the reduction in the Fund Charge will be deducted from the Fund Value. See "Fund Charge," page 29. Target Premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased at the same time that a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (i) if compliance with the guideline premium limitations under federal tax law resulting from the requested decrease would result in immediate termination of the Policy, or (ii) if, to effect the requested decrease, payments to the Policy Owner would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy. If we do not approve a change you have requested, we will send you a written notice of our decision about making the change. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 31.

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policy Owner may elect to add one or more of the optional insurance benefits described below to the Policy at the time of application for a Policy. These other optional insurance benefits are added to the Policy by Rider. A charge will be deducted monthly from the Fund Value for each optional insurance benefit added to the Policy. See "Charges and Deductions," page 26. The amounts of these benefits are fully guaranteed at issue, and they can be canceled by the Policy Owner at any time. Certain restrictions may apply and are described in the applicable Rider. In addition, adding or canceling these benefits may have an effect on the Policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 33. An insurance agent authorized to sell the

Policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available Riders other than those listed below. Contact an insurance agent authorized to sell the Policy for a complete list of the Riders available.

     WAIVER OF MONTHLY DEDUCTIONS RIDER

     This Rider provides that during a covered disability of the Insured, while the Policy remains in force, the monthly administrative charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Fund Value.

     ACCIDENTAL DEATH BENEFIT RIDER

     This Rider will pay the benefit amount selected if the Insured dies as a result of an accident after the Insured's Age 5 and prior to Age 70. A benefit equal to twice the Rider amount is payable if accidental death occurs as the result of riding as a passenger in a public conveyance then being operated commercially to transport passengers for hire. The maximum amount of coverage is the initial specified amount but not more than the greater of $100,000 total coverage of all such insurance in the Company or in any insurance company affiliate of the Company nor more than $200,000 of all such coverages, regardless of insurance companies issuing such coverages.

     PURCHASE OPTION RIDER

     This Rider provides the option to purchase up to $50,000, but not less than $25,000, of additional coverage without providing additional evidence that the Insured remains insurable. Increases under this Rider may be added on the Policy anniversary when the Insured's Age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon marriage of the Insured, or the birth of a child of the Insured, or upon the legal adoption of a child by the Insured. A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

     SPOUSE'S TERM RIDER

     This Rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's Age 70. The minimum amount of coverage is $25,000 and the maximum amount of coverage equals the Specified Amount of the Policy. The Rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the Spouse's Age 65 or 5 years from the issue of the Rider, if later.

     CHILDREN'S TERM INSURANCE RIDER

     This Rider provides term insurance coverage on the lives of the children of the Insured under age 18 which continues to the Policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of the initial Specified Amount or $10,000. Upon the expiration of the Rider coverage it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company.

     BENEFITS AT MATURITY

     If the Insured is living on the Maturity Date, the Company will pay to the Policy Owner, as an endowment benefit, the Surrender Value of the Policy. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 40.

POLICY VALUES

     FUND VALUE

     The Fund Value is the sum of the amounts under the Policy held in each Subaccount of the Variable Account and any Guaranteed Interest Account, as well as the amount set aside in the Company's Loan Account, and any interest thereon, to secure Outstanding Debt.

     On each Valuation Date, the portion of the Fund Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. On each Monthly Anniversary Day, the portion of the Fund Value allocated to a particular Subaccount also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Fund Value," page 21. No minimum amount of Fund Value is guaranteed. A Policy Owner bears the risk for the investment experience of Fund Value allocated to the Subaccounts.

     CASH VALUE

     The Cash Value of the Policy equals the Fund Value less the Fund Charge. Thus, the Fund Value will exceed the Policy's Cash Value by the amount of the Fund Charge. Once the Fund Charge has expired, the Fund Value will equal the Cash Value.

     SURRENDER VALUE

     The Surrender Value of the Policy equals the Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest. The Owner can surrender a Policy at any time while the Insured is living and receive its Surrender Value. See "Surrender," page 24.

DETERMINATION OF FUND VALUE

     Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Fund Value will vary depending upon several factors, including the investment performance of the Subaccounts to which Fund Value has been allocated, payment of premiums, the amount of any Outstanding Debt, Partial Surrenders, Preferred Partial Surrenders, and the charges assessed in connection with the Policy. There is no guaranteed minimum Fund Value and the Policy Owner bears the entire investment risk relating to the investment performance of Fund Value allocated to the Subaccounts.

     The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The value of the Subaccounts will reflect the investment experience of the corresponding Portfolio. The investment experience reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Funds will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Variable Account, elects otherwise. The Subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the Subaccounts are measured in terms of Units, which are a measure of value used for bookkeeping purposes. The value of amounts invested in each Subaccount is represented by the value of the Units credited to the Policy for that Subaccount. On any given day, the amount in a Subaccount of the Variable Account is equal to the Unit value times the number of Units credited to the Policy in that Subaccount. The Units of each Subaccount will have different Unit values.

     Units of a Subaccount are purchased (credited) whenever premiums or transfer amounts (including transfers from the Loan Account) are allocated to that Subaccount. Units are redeemed (debited) to make Partial Surrenders, Preferred Partial Surrenders, to transfer amounts from a Subaccount (including transfers to the Loan Account), and to pay the death benefit when the Insured dies. Units are also redeemed to pay the monthly deductions from the Policy's Fund Value, for Policy transaction charges, and to pay Fund Charges, if any. The number of Units purchased or redeemed in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Unit Value of the affected Subaccount, calculated after the close of business that day. The number of Units changes only as a result of Policy transactions or charges; the number of Units credited will not change because of subsequent changes in Unit Value.

     Transactions are processed as of the Transaction Date. The Transaction Date is the date a premium or an acceptable written or telephone request is received at the Home Office. If the premium or request reaches the Home Office on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date. All Policy transactions are performed as of a Valuation Date. If a Transaction Date or Monthly Anniversary Day occurs on a day other than a Valuation Date (e.g., on a Saturday), the calculation will take place on the next Valuation date (e.g., on the following Monday).

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Unit Value of a Subaccount on any Valuation Date is calculated by the Company on every Valuation Date as follows:

         1. Calculate the value of the shares of the Portfolio belonging to the Subaccount as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, the Net Asset Value per share reported to the Company by the managers of the Portfolio is used.

         2. Add the value of any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. Subtract from this amount a charge for taxes, if any.

         3. Subtract a charge for the mortality and expense risk assumed by the Company under the Policy. See "Daily Deductions From the Variable
    Account -- Mortality and Expense Risk Charge", page 27. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

         4. Divide the resulting amount by the number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Unit Value of each Subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF FUND VALUE

     Fund Value may be transferred after the Free Look Period among the Subaccounts by the Policy Owner upon proper written request to the Company's Home Office. Transfers may be made by telephone if an authorization for telephone transfer form has been properly completed and signed and filed at the Company's Syracuse Operations Center. See "Telephone Transfer Privileges," page
43. Currently, there are no limitations on the number of transfers between Subaccounts, no minimum amount required for a transfer, nor any minimum amount required to remain in a given Subaccount after a transfer. Further, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 25. No charges are currently imposed upon such transfers. The Company reserves the right, however, at a future date to assess a $25 transfer charge on Policy transfers in excess of twelve in any Policy year and to discontinue telephone transfers.

     Fund Value may also be transferred after the Free Look Period and within specified limits from the Subaccounts to the Guaranteed Interest Account; however, such a transfer will only be permitted in the Policy month following a Policy Anniversary. Transfers from the Guaranteed Interest Account to the Subaccounts are also restricted as described in "The Guaranteed Interest Account," page 37.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the Policy Date or an increase in the Specified Amount, the Policy Owner may exercise the right to exchange the Policy from one in which the investment experience is not guaranteed into a guaranteed Policy. This is accomplished by the transfer of the entire amount in the Subaccounts of the Variable Account to the Guaranteed Interest Account, and the allocation of all future premium payments to the Guaranteed Interest Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. See "The Guaranteed Interest Account," page 37.

POLICY LOANS

     The Policy Owner may borrow money from the Company at any time using the Policy as the only security for the loan by submitting a proper written request to the Company's Home Office. A loan may be taken any time a Policy has a positive Cash Value. The minimum loan that can be taken is $250. The maximum amount that can be borrowed at any time is 90% of the Cash Value of the Policy less any Outstanding Debt. (If the loan is requested on a Monthly Anniversary Day, the maximum loan amount is further reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in advance at an annual rate of 5.4%. Since interest is payable in advance, a Policy loan will generate Outstanding Debt which exceeds the loan amount. For example, a $10,000 loan taken on the first day of the Policy year will generate Outstanding Debt of $10,575. Interest on the full amount of any Outstanding Debt is due for each subsequent Policy year on the Policy Anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     The Owner may repay all or part of the Outstanding Debt at any time while the Policy is in force. Only payments indicated as loan or interest payments will be treated as such. Loan repayments reduce the Outstanding Debt by the amount of the payment plus a factor reflecting the interest previously paid in advance for that Policy year on the Outstanding Debt. For example, a loan repayment of $10,000 on the first day of the Policy year will reduce the Outstanding Debt by $10,575. The difference between the loan repayment and the reduction in the Outstanding Debt is referred to as Unearned Loan Interest. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a Scheduled Premium Payment.

     When a Policy Owner takes a loan, an amount equal to the loan is transferred out of the Policy Owner's Fund Value in the Subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. The Policy Owner may, within certain limits, specify the amount or the percentage of the loan amount to be deducted from the Subaccounts. The maximum portion of the loan which may be allocated to the Guaranteed Interest Account is equal to the Guaranteed Interest Account's prorated portion of the loan based on the Fund Values on the date of the loan. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. Each Policy Anniversary, an amount equal to the loan interest due and unpaid for the Policy Year will be transferred to the Loan Account from the Subaccounts and Guaranteed Interest Account on the basis specified by the Policy Owner, or, if not specified, on a proportional basis.

     The Loan Account is a part of the Company's General Account. Amounts held in the Loan Account are credited monthly with a fixed rate of interest equal to an annualized rate of 5.0%. After the tenth Policy anniversary, the annual interest rates that are applicable to the Loan Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is based on a reduction in the Company's hold back margin for profit and expenses. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not yet reached their tenth policy anniversary.

     Loan repayments release funds from the Loan Account. Unless otherwise requested by a Policy Owner, amounts released from the Loan Account as a result of a loan repayment will be transferred into the Subaccounts and Guaranteed Interest Account in accordance with the most recent allocation instructions for Scheduled Premium Payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

     While the amount to secure the Outstanding Debt is held in the Loan Account, the Policy Owner forgoes the investment experience of the Subaccounts and the current interest rate of the Guaranteed Interest Account on that amount. Thus Outstanding Debt, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt reduced by any Unearned Loan Interest will be deducted from the amount of death benefit paid upon the death of the Insured, or the Surrender Value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the Policy remains in force. After the second Policy Anniversary, the Policy will lapse when Cash Value minus Outstanding Debt is insufficient to cover the monthly deduction against the Policy's Fund Value on any Monthly Anniversary Day and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayment of a portion of Outstanding Debt may be required to keep the Policy or Rider in force. See "Grace Period and Lapse," page 25.

     A loan will not be treated as a distribution from the Policy and will not result in taxable income to the Policy Owner unless the Policy is a modified endowment contract, in which case a loan will be treated as a distribution that may give rise to taxable income. For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 31.

FULL SURRENDER

     A Policy Owner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Surrender Value, which is equal to its Fund Value less any applicable Fund Charge and less any Outstanding Debt reduced by any Unearned Loan Interest.

     A Policy Owner may surrender a Policy by sending a written request together with the Policy to the Company's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. A Policy Owner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 40. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 31.

PARTIAL SURRENDER

     A Partial Surrender allows the Policy Owner to obtain a portion of the Surrender Value of the Policy without having to surrender the Policy in full. A Partial Surrender may be made after the second Policy anniversary. There is currently no limit on the number of Partial Surrenders allowed in a Policy year, but the Company reserves the right to limit the number of Partial Surrenders to 12 per year.

     A Partial Surrender must be for at least $500 (plus the applicable fee), and the Policy's Surrender Value after the Partial Surrender must be at least $500.

     The Policy Owner may make a Partial Surrender by submitting a proper written request to the Company's Home Office. As of the effective date of any Partial Surrender, the Policy Owner's Fund Value, Cash Value, and Surrender Value will be reduced by the amount surrendered (plus the applicable fee). The amount of the Partial Surrender (plus the applicable fee) will be allocated proportionately to the Policy Owner's Fund Value in the Subaccounts and the Guaranteed Interest Account unless otherwise requested by the Policy Owner. If the Insured dies after the request for a Partial Surrender is sent to the Company and prior to the Partial Surrender being effected, the amount of the Partial Surrender will be deducted from the death benefit proceeds, which will be determined without taking into account the amount surrendered.

     When a Partial Surrender is made on a Policy on which the Owner has selected death benefit Option I, the Specified Amount under the Policy is decreased by the lesser of (i) the amount of the Partial Surrender or (ii) if the death benefit prior to the Partial Surrender is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Surrender. A Partial Surrender will not change the Specified Amount of a Policy on which the Owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus

Fund Value times a death benefit percentage, the Partial Surrender will reduce the death benefit by the amount of the Partial Surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the Insured, a Partial Surrender may cause the death benefit to decrease by an amount greater than the amount of the Partial Surrender. See "Death Benefits under the Policy," page 16.

     A fee for each Partial Surrender will be assessed. See "Charges and Deductions -- Transaction and Other Charges", page 30. In addition, a portion of the Fund Charge may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and Deductions -- Fund Charge," page 29.

     For information on the tax treatment of Partial Surrenders, see "Federal Income Tax Considerations," page 31.

PREFERRED PARTIAL SURRENDER

     A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the Policy Owner to receive amounts up to 10% of the Cash Value of the Policy each year (on the date the first request for a Partial Surrender is received in a Policy Year). The Partial Surrender Fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

     In general, the Policy and all Riders attached to it will continue in force as long as the Cash Value less Outstanding Debt of the Policy is sufficient to pay all the deductions that are taken from Fund Value each month. The Policy will lapse only when the Cash Value less Outstanding Debt is insufficient to cover the current monthly deduction against the Policy's Fund Value on any Monthly Anniversary Day, and a 61-day Grace Period expires without the Policy Owner making a sufficient payment.

     SPECIAL RULE FOR FIRST TWO POLICY YEARS

     During the first two Policy years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and its fees) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premiums times the number of completed Policy months, the Policy and all attached Riders are guaranteed not to lapse, regardless of the amount of Cash Value less Outstanding Debt.

     If the insufficiency occurs at any time after the second Policy anniversary, or if the Minimum Monthly Premium test has not been met during the first two Policy years, the Policy may be at risk of lapse, as explained below.

     If an insufficiency occurs the Owner must pay during the Grace Period the amount required under the Policy to avoid Lapse. In addition, payment of any loan interest accrued for the Policy year but unpaid as of the Monthly Anniversary Day when insufficiency occurs may be required prior to the end of the Grace Period.

     The Company will not accept any payment if it would cause the Policy Owner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This may occur when the Policy Owner has Outstanding Debt, in which case the Policy Owner could repay a sufficient portion of the Outstanding Debt to avoid termination. In this instance, the Policy Owner may wish to repay an additional portion of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policy Owner may also wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

     If the Cash Value of the Policy less Outstanding Debt is insufficient to cover the entire monthly deduction on a Monthly Anniversary Day, the Company will deduct the amount that is available. The Company will notify the Policy Owner (and any assignee of record) of the payment required to keep the Policy in force. The Policy Owner will then have a Grace Period of 61 days, measured from the date the notice is sent, to make the required payment. During the first two Policy years, the payment required is the amount of Minimum Monthly Premium not paid plus not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly Premiums remaining until the next Scheduled Premium due date). After the Second Policy anniversary, the payment required is the amount of the Monthly Deduction not paid plus not less than two succeeding Monthly Deductions (or the number of Monthly Deductions remaining until the next Scheduled Premium due date), grossed up by the amount of the Deductions from Premiums (see "Charges and Deductions -- Deductions from Premiums", page 26). The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse. If the required payment is made during the Grace Period, any premium paid will be allocated among the Subaccounts of the Variable Account and the Guaranteed Interest Account in accordance with the Policy Owner's current Scheduled Premium Payment allocation instructions. Any monthly deduction due will be charged to the Subaccounts and the Guaranteed Interest Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Outstanding Debt reduced by any Unearned Loan Interest.

REINSTATEMENT

     The Company will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Surrender Value) at any time within five years after the Monthly Anniversary Day immediately before the start of the Grace Period but before the Maturity Date, provided the Company receives the following: (i) a written application from the Policy Owner; (ii) evidence of insurability satisfactory to the Company; (iii) payment of all monthly deductions that were due and unpaid during the Grace Period; (iv) payment of an amount at least sufficient to keep the Policy in force for three months after the date of reinstatement; and (v) payment of due and unpaid interest on Outstanding Debt to the next succeeding Policy Anniversary Day.

     When the Policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse, subject to the following: (i) the Fund Charge will be equal to the Fund Charge that would have existed had the Policy been in force since the original Policy Date; (ii) the Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period which the Policy was not in force; (iii) any Outstanding Debt on the date of lapse will also be reinstated; and, (iv) no interest on amounts held in the Company's Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Anniversary Day on or preceding the date of approval by the Company, and Fund Value minus, if applicable, Outstanding Debt will be allocated among the Subaccounts and the Guaranteed Interest Account in accordance with the Policy Owner's most recent Scheduled Premium Payment allocation instructions.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     Certain charges are deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Fund Value. These charges consists of the following items:

     SALES CHARGE

     The sales charge is equal to 4% of each premium paid during the first ten Policy Years, 2% of each premium paid during Policy years 11 through 20, and none thereafter.

     The sales charge is deducted to compensate the Company for the cost of distributing the Policies. The amount derived by the Company from the sales charge is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. If surrendered within 15 years after issuance, or within 15 years following an increase in the Specified Amount, the Policy will also be subject to a Fund Charge, which is described on page 29. To the extent that sales and distribution expenses exceed sales charges and any amounts derived from the sales Fund Charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

     TAX CHARGES

     All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. For policyholders resident in New York, the Company currently deducts an amount equal to 0.8% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. The 0.8% deduction is the actual premium tax imposed by the State of New York. The Company does not expect to make a profit from this charge.

     A charge currently equal to 1.25% of each premium payment is deducted from each premium to cover the estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums received. The Company believes this charge for deferred acquisitions costs is reasonable in relation to the Company's increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from a Policy Owner are not subject to this tax.

     The Company reserves the right to increase or decrease charge for taxes due to any change in tax law or due to any change in the cost to the Company.

DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     Each day a charge is deducted for mortality and expense risks assumed by the Company. During the first 10 Policy years, this charge is equal to .002055% per day of the amount in the Subaccounts of the Variable Account, which is equivalent to an annual rate of .75% of the portion of the Policy Fund Value allocated to the Variable Account. Each month the Policy remains in force after the tenth Policy Anniversary, the Fund Value allocated to the Subaccounts will be credited with an amount which will effectively reduce the Mortality and Expense Risk Charge. This amount will be determined by multiplying the Fund Value in all Subaccounts by 0.04167% which is equivalent to 0.5% on an annualized basis. This amount is guaranteed and will be allocated among the Subaccounts proportionately on each Monthly Anniversary Day following the tenth Policy anniversary.

     The mortality and expense risk charge is assessed to compensate the Company for assuming mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet the Company's actual claims. The expense risk the Company assumes is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses. The Company will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. The Company may use this profit for other purposes, including any distribution expenses not covered by the sales charge or Sales Fund Charge.

     This charge is not assessed against the amount of the Policy Fund Value which is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

MONTHLY DEDUCTIONS FROM FUND VALUE

     A charge called the monthly deduction is deducted from a Policy's Fund Value in the Subaccounts and Guaranteed Interest Account beginning on the Policy Date and on each Monthly Anniversary Day thereafter. The monthly deduction consists of the following items:

     COST OF INSURANCE

     This monthly charge compensates the Company for the anticipated cost of paying death benefits in excess of Fund Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month less the Fund Value at the beginning of the Policy Month.

     The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables (for issue ages under 18, no smoker/nonsmoker adjustment is made and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in Policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, the Company charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and the Company may also change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the Insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the Age of the Insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

     ADMINISTRATIVE CHARGE

     An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by Issue Age of the Insured, Policy duration and with the size of a Policy's Specified Amount.

                                                                                 EACH POLICY MONTH
                                                      FIRST 12 POLICY MONTHS        THEREAFTER
                                                      ----------------------     -----------------
    Specified Amount:
      Less than $250,000............................          $31.50*                  $6.50
      $250,000 to $499,999..........................           28.50*                   3.50
      $500,000 or more..............................           25.00*                   None

---------------
* Reduced by $5.00 for issue ages 0 through 17.

     For purposes of this charge, if an increase or decrease in Specified Amount causes a Policy to change bands, the monthly administrative charges on the Monthly Anniversary Day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

     OTHER OPTIONAL INSURANCE BENEFITS CHARGES

     The monthly deduction will include charges for any other optional insurance benefits added to the Policy by Rider. See "Other Optional Insurance Benefits," page 19.

FUND CHARGE

     There will be a difference between the Fund Value of the Policy and its Cash Value for at least the first fourteen Policy years. This difference is the Fund Charge, a contingent deferred load. It is a contingent load because it is assessed only if the Policy is surrendered, if the Policy lapses, or if the Specified Amount of the Policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charge against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

     ADMINISTRATIVE FUND CHARGE

     The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

                                                                              ADMINISTRATIVE
                                   ISSUE AGE                                   FUND CHARGE
    ------------------------------------------------------------------------  --------------
    0-25....................................................................      $ 2.50
    26......................................................................        3.00
    27......................................................................        3.50
    28......................................................................        4.00
    29......................................................................        4.50
    30 or higher............................................................        5.00

The amount of the charge remains level for five Policy years. After the fifth Policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th Policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

     For example, if a Policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third Policy Year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that Policy is increased in the fourth Policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

     The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

     SALES FUND CHARGE

     To determine the Sales Fund Charge, a "Target Premium" is used. The Target Premium is not based on the Minimum Annual Premiums or the Scheduled Premium Payments. The maximum Sales Fund Charge for the initial Specified Amount of the Policy will be equal to the following percentage of premiums paid up to one Target Premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for a Policy is a percentage of the premiums paid on the Policy during the first five Policy years, up to the maximum. This percentage varies by the Age of the Insured on the Policy Date as follows:

                  NON QUALIFIED                                    QUALIFIED
    ------------------------------------------     ------------------------------------------
                                 PERCENTAGE OF                                  PERCENTAGE OF
                AGE              PREMIUMS PAID                 AGE              PREMIUMS PAID
    ---------------------------  -------------     ---------------------------  -------------
    0-17.......................        50%         18-35......................        75%
    18-38......................        75          36-37......................        70
    39-45......................        70          38-45......................        65
    46-67......................        65          46-68......................        60
    68.........................        60          69.........................        55
    69.........................        55          70.........................        50
    70-80......................        50

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

     During the first two Policy years, the Sales Fund Charge will be further limited.

     As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund Charge during the first five Policy Years would be 75% of this amount, or $435.00.

     The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

     EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE

     The Fund Charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charge related to the increase will be calculated in the same manner as the Fund Charge for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales Fund Charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charge for the Policy will equal the remaining portion of the Fund Charge for the original Specified Amount, plus the Fund Charge related to the increase.

     A portion of the Fund Charge will be deducted from the Fund Value whenever the Specified Amount of the Policy is reduced. This may result from a requested decrease, a change of death benefit option from Option II to Option I, or a Partial Surrender. The Fund Charge, as well as the transaction charge assessed for the Partial Surrender, if applicable, will be deducted from the Subaccounts and the Guaranteed Interest Account on the same basis that the Partial Surrender is allocated. For purposes of this calculation, if any Subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the Subaccounts from which the Partial Surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the Policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

     A Partial Surrender fee will be deducted from the Fund Value for each Partial Surrender Transaction. The fee will equal the lesser of $25 and 2% of the Partial Surrender amount. This charge is guaranteed not to exceed these amounts.

     The Company currently does not charge for transfers of Fund Value between the Subaccounts. The Company does, however, reserve the right to assess a $25 charge on transfers which exceed twelve in any Policy year.

     The Company may charge the Subaccounts for federal income taxes incurred by the Company that are attributable to the Variable Account and its Subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 35.

     The Company will bear the direct operating expenses of the Variable Account. The Subaccounts purchase shares of the corresponding Portfolio of the underlying Funds. The Funds and each of their Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Funds are governed by their Boards. The Funds' expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectuses of the Funds.

GUARANTEE OF CERTAIN CHARGES

     The Company guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, the sales charge, the guaranteed cost of insurance rates, and the Fund Charge.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made by class of Insured and will be based on changes in future expectations with respect to investment earnings, mortality, length of time policies will remain in effect, expenses, and taxes. In no event will they exceed the guaranteed rates defined in the Policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

     DEFINITION OF LIFE INSURANCE

     Section 7702 of the Internal Revenue Code (the "Code") provides that if one of two alternate tests are met, a policy will be treated as a life insurance policy for federal tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test".

     The Policy described in this Prospectus is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things,
(i) a maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium", and (ii) a minimum ongoing "corridor" of death benefit in relation to the Fund Value of the Policy, known as the "death benefit percentage." See Appendix B, for a table of the Guideline Premium/Cash Value Corridor Test factors.

     The Company believes that the Policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Code for purposes of the regular federal income tax and the Policy Owner generally should not be deemed to be in constructive receipt of the cash values under the Policy until a full surrender thereof, maturity of the Policy, Partial Surrender, or Preferred Partial Surrender. In addition, certain Policy loans may be taxable in the case of Policies that are modified endowment contracts. Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

     DIVERSIFICATION REQUIREMENTS

     To comply with regulations under Section 817(h) of the Code, each Portfolio is required to diversify its investments. Generally, a Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     While there should be no question that, for federal income tax purposes, the Portfolio shares underlying the Policies are owned by the Company and not by a Policy Owner or any Beneficiary, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

     TAX TREATMENT OF POLICIES

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts is somewhat different, as described below.

     A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in benefits may require retesting to determine if the Policy is to be classified as a modified endowment contract.

     CONVENTIONAL LIFE INSURANCE POLICIES

     If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Surrender Value, the excess, if any, of the Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. A Policy's cost basis will usually equal the premiums paid less any premiums previously recovered through Partial Surrenders or Preferred Partial Surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all of the cash received through Partial Surrenders in the first 15 Policy years is paid out of the income of the Policy and therefore subject to income tax. Cash distributed to a Policy Owner on Partial Surrenders occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

     The Company also believes that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy Loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrued basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     MODIFIED ENDOWMENT CONTRACTS

     Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Surrender Value plus Outstanding Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Surrenders, Preferred Partial Surrenders, and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Fund Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including the Company, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the Code, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality charges. The Company believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements. It is possible that future regulations will contain standards that would require the Company to modify its mortality charges used for the purposes of the calculations in order to retain qualification of the Policy as life insurance for federal income tax purposes, and the Company reserves the right to make any such modifications.

     PENSION AND PROFIT-SHARING PLANS

     If the Policies described in this Prospectus are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     If purchased as part of a pension or profit sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Fund Value will not be subject to Federal income tax. However, the Policy Fund Value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

     OTHER EMPLOYEE BENEFIT PROGRAMS

     Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy Owners also must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The Policy Owners legal advisor should be consulted to address these issues.

     OTHER

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                         THE TAX STATUS OF ANY POLICY.

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

     In accordance with its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. The Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Variable Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Policy is the Policy Owner. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct for any Portfolio will be determined by dividing a Policy Owner's Fund Value in the Subaccount which corresponds to the Portfolio by $100. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date determined by the Company, but in no event shall such date be more than 90 days prior to the date established by the respective Fund for determining shareholders eligible to vote at the meeting of the respective Fund. If required by the Securities and Exchange Commission, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the respective Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Policy Owner's Fund Value held in each Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Subaccount and generally will exercise voting rights attributable to shares of Portfolios of the Funds held in its General Account, if any, in the same proportion as votes cast with respect to shares of Portfolios of the Funds held by the Variable Account and other separate accounts of the Company, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that the Company's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each Policy Owner setting forth a summary of the transactions which occurred since the last statement and indicating the death benefit, Specified Amount, Fund Value, Surrender Value, and any Outstanding Debt. In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the Subaccounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each Policy Owner will also receive an annual and a semiannual report containing financial statements for the Variable Account and the Funds, the latter of which will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Variable Account or any of its other separate accounts or that the Variable Account or any of its other separate accounts may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any or all Portfolios of the Funds should become inappropriate in view of the purposes of the Policies, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

     Where required, the Company will not substitute any shares attributable to a Policy Owner's interest in a Variable Account without notice, Policy Owner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, a portfolio thereof, or another suitable investment vehicle, with a specified investment objective. New Subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of Policy Owners to the provisions of the Policy to comply with, or give Policy Owners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Variable Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Fund Value attributable to the performance of one or more Subaccounts, or as a change in Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Fund Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Fund Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the Fund Charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of the Fund Charge.

     Performance information for the Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any Subaccount of the Variable Account reflects only the performance of a hypothetical Policy whose Fund Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the Funds in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                        THE GUARANTEED INTEREST ACCOUNT

     Policy Owners may allocate all or a portion of their net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the Purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the Policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in the Variable Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     The Policy Owner may elect to allocate net premiums to the Guaranteed Interest Account, the Variable Account, or both. The Policy Owner may also transfer Fund Value from the Subaccounts of the Variable Account to the Guaranteed Interest Account, or from the Guaranteed Interest Account to the Subaccounts, subject to the limitations described below. Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate, which will be guaranteed for approximately one year. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth Policy anniversary, the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and to the Loan Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not yet reached their tenth policy anniversary.

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

     No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. The Company reserves the right to increase or decrease this limit in the future. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the Policy Owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the Subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the Policy Owner elects the Right to Exchange Policy. See "Right to Exchange Policy", page 22.

DEATH BENEFIT

     The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Fund Value in the Guaranteed Interest Account as for a Policy Owner who has Fund Value in the Subaccounts. The death benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day or, if greater, Fund Value on the date of death plus Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death plus Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 16.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and Fund Charges will be the same for Policy Owners who allocate net premiums or transfer Fund Value to the Guaranteed Interest Account as for Policy Owners who allocate net premiums to the Subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider; and administrative Fund Charge and the sales Fund Charge. Fees for Partial Surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     Charges applicable to the Portfolios, including the operating expenses of the Portfolios, as well as the investment advisory fee charged by the Portfolio managers, will not be paid directly or indirectly by Policy Owners to the extent the Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the Subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that Policy Owners will not participate in the investment experience of the Subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Free Look Period from the Subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the Subaccounts, subject to the following limitations.

     Transfers to the Guaranteed Interest Account may be made at any time and in any amount, subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account referenced above. These limits are waived in the event the Policy Owner elects the Right to Exchange the Policy. See "Right to Exchange Policy", page 22.

     Transfers from the Guaranteed Interest Account to the Subaccounts are limited to one in any Policy year. Further, transfers from the Guaranteed Interest Account are limited to the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of the transfer. Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the Policy Anniversary and which ends 30 days after the Policy Anniversary. If the transfer request is received on the Policy Anniversary, it will be processed as of the Policy Anniversary; if it is received within 30 days after the Policy Anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the Policy Anniversary will be deemed received on the Policy Anniversary. Any transfer requests received at other times will not be honored, and will be returned to the Policy Owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

SURRENDERS AND POLICY LOANS

     The Policy Owner may also make Full Surrenders, Partial Surrenders, and Preferred Partial Surrenders from the Guaranteed Interest Account to the same extent as a Policy Owner who has invested in the Subaccounts. See "Full Surrender", page 24, "Partial Surrenders", page 24, and "Preferred Partial Surrenders", page 25. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of Policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The Policy Owner is the individual named as such in the application or in any later change shown in the Company's records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or the Company allows.

     JOINT OWNERS

     If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Policy Owner may change the Beneficiary at any time during the life of the Insured by written request on forms provided by the Company, which must be received by the Company at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policy Owner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policy Owner or the Policy Owner's estate is the Beneficiary.

     The Company will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

THE POLICY

     This Policy is a contract between the Policy Owner and the Company. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all Riders, and all additional Policy information sections (specification pages) added to the Policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by the Policy Owner must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

     In the event of an Insured's death while the Policy is in force notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of Age and a certified copy of a death certificate. The Company may also require the Beneficiary and the Insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

PAYMENTS

     The Company will pay death benefit proceeds, the Surrender Value on surrender, Partial Surrenders, Preferred Partial Surrenders, and loan proceeds based on allocations made to the Subaccounts, and will effect a transfer between Subaccounts or from the Variable Account to the Guaranteed Interest Account within seven days after the Company receives all the information needed to process a payment.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Subaccounts if:

         The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

         An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

         The SEC by order permits postponement for the protection of Policy Owners.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If the Insured dies by suicide within two years from the Policy Date or Reinstatement Date, the Company will limit the death benefit proceeds to the premium payments less any Partial Surrender and Preferred Partial Surrender amounts (and their fees) and less any Outstanding Debt reduced by any Unearned Loan Interest. If an Insured dies by suicide within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

     The Policy Owner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or, with the consent of the Company, a copy, is received at the Company's Home Office, and it will be effective only when recorded by the Company. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 31.)

ERRORS ON THE APPLICATION

     If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance", page 28.

INCONTESTABILITY

     The Company may contest the validity of this Policy if any material misstatements are made in the application. However, the Policy will be incontestable as follows: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; and an increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

     Upon request, the Company will send the Policy Owner an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corp. ("MSC"), a wholly owned subsidiary of the Company, is principal underwriter (distributor) of the Policies. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the Policies (as described in the preceding paragraph), compensation payable for the sale of the Policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid. Thereafter, commissions will equal at most 4.0 percent of any additional premiums. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 4.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     Commissions may be required to be repaid to the Company if Sales Charges are refunded upon exercise of the exchange privileges during the first 24 months after the Policy Date or within 24 months following an increase in Specified Amount.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive noncash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The trustees and officers of the Company at February 1, 1996 are listed below. The business address for all trustees and officers of the Company is 1740 Broadway, New York, New York 10019.

     Current Trustees of the Company are:

                  NAME                          POSITION AND OFFICES WITH DEPOSITOR
    --------------------------------  --------------------------------------------------------
    Claude M. Ballard...............  Trustee
    Tom H. Barrett..................  Trustee
    David L. Call...................  Trustee
    G. Robert Durham................  Trustee
    James B. Farley.................  Trustee
    Robert Holland, Jr. ............  Trustee
    Robert R. Kiley.................  Trustee
    James L. Johnson................  Trustee
    John R. Meyer...................  Trustee
    Paul A. Miller..................  Trustee
    Jane C. Pfeiffer................  Trustee
    Thomas C. Theobald..............  Trustee

     Current Officer-Trustees of the Company are:

                  NAME                          POSITION AND OFFICES WITH DEPOSITOR
    --------------------------------  --------------------------------------------------------
    Michael I. Roth.................  Trustee, Chairman and Chief Executive Officer
    Samuel J. Foti..................  Trustee, President and Chief Operating Officer
    Kenneth M. Levine...............  Executive Vice President and Chief Investment Officer

     Other Officers of the Company are:

                  NAME                                 OFFICES WITH DEPOSITOR
    --------------------------------  --------------------------------------------------------
    Thomas J. Conklin...............  Senior Vice President
    Richard E. Connors..............  Senior Vice President
    Richard Daddario................  Executive Vice President and Chief Financial Officer
    Phillip A. Eisenberg............  Senior Vice President and Chief Actuary
    Stephen J. Hall.................  Senior Vice President
    Richard E. Mulroy, Jr. .........  Senior Vice President
    Theodore J. Shalack.............  Senior Vice President
    Francis J. Waldron..............  Senior Vice President
    David V. Weigel.................  Treasurer

     No officer or trustee listed above receives any compensation from the Variable Account. No separately allocable compensation has been paid by the Company or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

     The Company is subject to the laws of the state of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     A Policy Owner may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. All or part of any telephone conversation with respect to transfer and allocation instructions may be recorded by the Company. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policy Owner's instructions, subject to the limitations stated in this prospectus (presuming that the Free Look Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policy Owners might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines relating to telephone transfers and allocation instructions that, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Policy Owner will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of the Company, its authority to issue the Policies under New York law, and the validity of the forms of the Policies under New York law have been passed on by the Vice President and Deputy General Counsel of the Mutual of New York.

     Legal matters relating to the federal securities and federal income tax laws have been passed upon by Edward P. Bank, Vice President and Deputy General Counsel of Mutual of New York.

EXPERTS

     Actuarial matters included in this Prospectus have been examined by Evelyn
L. Peos, FSA, Vice President of the Company, whose opinion is filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for the Variable Account and for Company included in this Prospectus and in the Registration Statement have been audited by Coopers & Lybrand L.L.P., independent accountants, as indicated in their reports thereon, and are included in reliance upon the authority of said firm as experts in accounting and auditing. Coopers & Lybrand's office is located at 1301 Avenue of the Americas, New York, New York, 10019.

FINANCIAL STATEMENTS

     The audited financial statements for the Variable Account as of December 31, 1995 and the periods ended December 31, 1995 and 1994 are set forth herein, starting on page F-1. The audited financial statements of the Company as of and for the years ended December 1995 and 1994 are set forth herein starting on page F-17.

     The financial statements of the Variable Account and Company as of and for the periods ended December 31, 1995 and 1994 have been audited by Coopers & Lybrand L.L.P. The financial statements of the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
With respect to MONY Variable Account L:
  Report of Independent Accountants...................................................  F-2
  Statements of assets and liabilities as of December 31, 1995........................  F-3
  Statements of operations for the year ended December 31, 1995.......................  F-4
  Statements of changes in net assets for the years ended December 31, 1995 and
     1994.............................................................................  F-5
  Notes to financial statements.......................................................  F-7
  Report of Independent Accountants...................................................  F-9
  Statements of operations for the year ended December 31, 1994.......................  F-10
  Notes to financial statements.......................................................  F-11
  Report of Independent Accountants...................................................  F-13
  Statements of operations for the year ended December 31, 1993.......................  F-14
  Notes to financial statements.......................................................  F-15
With respect to The Mutual Life Insurance Company of New York:
  Report of Independent Accountants...................................................  F-17
  Balance sheets as of December 31, 1995 and 1994.....................................  F-18
  Statements of operations for the years ended December 31, 1995 and 1994.............  F-19
  Statements of capital and surplus for the years ended December 31, 1995 and 1994....  F-20
  Statements of cash flows for the years ended December 31, 1995 and 1994.............  F-21
  Notes to financial statements.......................................................  F-22

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of MONY Variable Account L:

     We have audited the accompanying statements of assets and liabilities of MONY Variable Account L (comprising, respectively, Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts) as of December 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account L as of December 31, 1995, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 19, 1996

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

                                             EQUITY       EQUITY     INTERMEDIATE  LONG TERM                   MONEY
                                             GROWTH       INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                           ----------   ----------   -----------   ----------   ----------   ----------
                 ASSETS
Investments at cost (Note 4).............   $ 54,194     $ 28,083     $   6,408     $ 12,721     $ 52,290     $ 31,492
                                            ========     ========      ========     ========     ========     ========
Investments in MONY Series Fund, Inc. at
  net asset value (Note 2)...............   $ 59,532     $ 29,272     $   6,512     $ 14,121     $ 58,406     $ 31,492
                                            --------     --------      --------     --------     --------     --------
Net assets...............................   $ 59,532     $ 29,272     $   6,512     $ 14,121     $ 58,406     $ 31,492
                                            ========     ========      ========     ========     ========     ========
Net assets consist of:
  Contractholders' net payments..........   $ 73,547     $ 39,656     $   8,388     $ 15,455     $ 62,214     $ 50,245
  Cost of insurance withdrawals (Note
     3)..................................    (41,945)     (24,960)      (11,872)     (33,885)     (30,292)     (41,265)
  Undistributed net investment income....      9,506        8,958         8,848       26,013       18,197       22,512
  Accumulated net realized gains on
     investments.........................     13,086        4,429         1,044        5,138        2,171            0
  Unrealized appreciation of
     investments.........................      5,338        1,189           104        1,400        6,116            0
                                            --------     --------      --------     --------     --------     --------
Net assets...............................   $ 59,532     $ 29,272     $   6,512     $ 14,121     $ 58,406     $ 31,492
                                            ========     ========      ========     ========     ========     ========
Number of units outstanding*.............      2,137        1,016           336          605        2,427        1,997
                                            --------     --------      --------     --------     --------     --------
Net asset value per unit outstanding.....   $  27.86     $  28.81     $   19.38     $  23.34     $  24.07     $  15.77
                                            ========     ========      ========     ========     ========     ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED    MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                           ----------   ----------   ------------   ----------   ----------   ----------
Dividend income..........................   $  3,917      $1,506         $363        $    762      $3,088       $1,757
Mortality and expense risk charges (Note
  3).....................................        254          87           36             288         245          191
                                             -------      ------         ----         -------      ------       ------
Net investment income....................      3,663       1,419          327             474       2,843        1,566
                                             -------      ------         ----         -------      ------       ------
Realized and unrealized gains on
  investments (Note 2):
  Proceeds from sales....................     10,534       7,758          641          44,504       2,542        3,969
  Cost of shares sold....................      8,634       7,400          624          36,311       2,103        3,969
                                             -------      ------         ----         -------      ------       ------
Net realized gains on investments........      1,900         358           17           8,193         439            0
Net increase in unrealized appreciation
  of investments.........................      5,010       2,181          454           3,566       5,659            0
                                             -------      ------         ----         -------      ------       ------
Net realized and unrealized gains on
  investments............................      6,910       2,539          471          11,759       6,098            0
                                             -------      ------         ----         -------      ------       ------
Net increase in net assets resulting from
  operations.............................   $ 10,573      $3,958         $798        $ 12,233      $8,941       $1,566
                                             =======      ======         ====         =======      ======       ======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               INTERMEDIATE
                                                    EQUITY GROWTH         EQUITY INCOME            TERM
                                                     SUBACCOUNT            SUBACCOUNT         BOND SUBACCOUNT
                                                  -----------------     -----------------     ---------------
                                                   1995      1994        1995      1994        1995     1994
                                                  -------   -------     -------   -------     ------   ------
From operations:
  Net investment income.........................  $ 3,663   $   733     $ 1,419   $   685     $  327   $  293
  Net realized gains (losses) on investments....    1,900     1,650         358       471         17      (10)
  Net increase (decrease) in unrealized
     appreciation of investments................    5,010    (1,721)      2,181    (1,034)       454     (403)
                                                  -------   -------     -------   -------     ------   ------
Net increase (decrease) in net assets resulting
  from operations...............................   10,573       662       3,958       122        798     (120)
                                                  -------   -------     -------   -------     ------   ------
From unit transactions:
  Net proceeds from the issuance of units.......   21,677     8,872      20,006     6,536        516      456
  Net asset value of units redeemed or used to
     meet contract obligations..................    9,320    11,608       6,980     8,665        418      413
                                                  -------   -------     -------   -------     ------   ------
Net increase (decrease) from unit
  transactions..................................   12,357    (2,736)     13,026    (2,129)        98       43
                                                  -------   -------     -------   -------     ------   ------
Net increase (decrease) in net assets...........   22,930    (2,074)     16,984    (2,007)       896      (77)
Net assets beginning of year....................   36,602    38,676      12,288    14,295      5,616    5,693
                                                  -------   -------     -------   -------     ------   ------
Net assets end of year*.........................  $59,532   $36,602     $29,272   $12,288     $6,512   $5,616
                                                  =======   =======     =======   =======     ======   ======
Units outstanding beginning of year.............    1,705     1,829         565       658        331      329
Units issued during the year....................      815       419         735       297         28       27
Units redeemed during the year..................      383       543         284       390         23       25
                                                  -------   -------     -------   -------     ------   ------
Units outstanding end of year...................    2,137     1,705       1,016       565        336      331
                                                  =======   =======     =======   =======     ======   ======
---------------
* Includes undistributed net investment income
  of:                                             $ 9,506   $ 5,843     $ 8,958   $ 7,539     $8,848   $8,521

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                        LONG TERM BOND          DIVERSIFIED          MONEY MARKET
                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                      ------------------     -----------------     -----------------
                                        1995      1994        1995      1994        1995      1994
                                      --------   -------     -------   -------     -------   -------
From operations:
  Net investment income.............  $    474   $ 3,093     $ 2,843   $   976     $ 1,566   $ 1,323
  Net realized gains on
     investments....................     8,193       233         439       438           0         0
  Net increase (decrease) in
     unrealized appreciation of
     investments....................     3,566    (6,749)      5,659    (1,347)          0         0
                                       -------   -------     -------   -------     -------   -------
Net increase (decrease) in net
  assets resulting from
  operations........................    12,233    (3,423)      8,941        67       1,566     1,323
                                       -------   -------     -------   -------     -------   -------
From unit transactions:
  Net proceeds from the issuance of
     units..........................       739       578      17,167     3,644       1,811     1,542
  Net asset value of units redeemed
     or used to meet contract
     obligations....................    44,332     3,199       2,298     6,126       3,761    16,104
                                       -------   -------     -------   -------     -------   -------
Net increase (decrease) from unit
  transactions......................   (43,593)   (2,621)     14,869    (2,482)     (1,950)  (14,562)
                                       -------   -------     -------   -------     -------   -------
Net increase (decrease) in net
  assets............................   (31,360)   (6,044)     23,810    (2,415)       (384)  (13,239)
Net assets beginning of year........    45,481    51,525      34,596    37,011      31,876    45,115
                                       -------   -------     -------   -------     -------   -------
Net assets end of year*.............  $ 14,121   $45,481     $58,406   $34,596     $31,492   $31,876
                                       =======   =======     =======   =======     =======   =======
Units outstanding beginning of
  year..............................     2,521     2,664       1,805     1,939       2,123     3,103
Units issued during the year........        28        31         728       191         117       108
Units redeemed during the year......     1,944       174         106       325         243     1,088
                                       -------   -------     -------   -------     -------   -------
Units outstanding end of year.......       605     2,521       2,427     1,805       1,997     2,123
                                       =======   =======     =======   =======     =======   =======
---------------
* Includes undistributed net
  investment income of:               $ 26,013   $25,539     $18,197   $15,354     $22,512   $20,946

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Premium Variable Life Insurance Policies. These policies are issued by MONY. MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

     There are currently six subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     A full presentation of the related financial statements and footnotes of the Fund are contained on pages 66 to 128 and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios of the Fund is stated at value which is the net asset value of the Fund. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Fund. For the Money Market Portfolio, the net asset values are based on amortized cost of the securities held which approximates value.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal holder of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1995 aggregated $13,986.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60 percent of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

4.  INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1995 consist of the following:

                                              EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                              GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                             PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                             ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares...................................     1,777         791          576         4,344        2,633       31,876
  Amount...................................   $36,274     $13,280       $5,966      $ 47,647      $34,139      $31,876
                                              -------     -------       ------      --------      -------      -------
Shares acquired:
  Shares...................................       887       1,063           66            51        1,055        1,828
  Amount...................................   $22,637     $20,697       $  703      $    623      $17,166      $ 1,828
Shares received for reinvestment of
  dividends:
  Shares...................................       156          77           34            59          196        1,757
  Amount...................................   $ 3,917     $ 1,506       $  363      $    762      $ 3,088      $ 1,757
Shares redeemed:
  Shares...................................       449         438           60         3,358          169        3,969
  Amount...................................   $ 8,634     $ 7,400       $  624      $ 36,311      $ 2,103      $ 3,969
                                              -------     -------       ------      --------      -------      -------
Net change:
  Shares...................................       594         702           40        (3,248)       1,082         (384)
  Amount...................................   $17,920     $14,803       $  442      ($34,926)     $18,151      ($  384)
                                              -------     -------       ------      --------      -------      -------
Shares end of year:
  Shares...................................     2,371       1,493          616         1,096        3,715       31,492
  Amount...................................   $54,194     $28,083       $6,408      $ 12,721      $52,290      $31,492
                                              =======     =======       ======      ========      =======      =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of the
  Mutual Life Insurance Company of New York and the Contractholders of MONY Variable Account L:

     We have audited the accompanying statements of operations of MONY Variable Account L (comprising, respectively, the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts) for the year ended December 31, 1994. This financial statement is the responsibility of MONY's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statements of operations referred to above present fairly, in all material respects, the results of operations for each of the respective subaccounts constituting MONY Variable Account L for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND

New York, New York
February 15, 1995

                                      MONY
                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                          EQUITY       EQUITY     INTERMEDIATE   LONG TERM                  MONEY
                          GROWTH       INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    TOTAL
                        ----------   ----------   ------------   ---------   ----------   ----------   --------
Dividend income.......   $    959     $    764       $  326       $ 3,379     $  1,191     $  1,573    $  8,192
Mortality and expense
  risk charges (Note
  3)..................       (226)         (79)         (33)         (286)        (215)        (250)     (1,089)
                          -------      -------        -----       -------      -------      -------     -------
Net investment
  income..............        733          685          293         3,093          976        1,323       7,103
                          -------      -------        -----       -------      -------      -------     -------
Realized and
  unrealized gains
  (losses) on
  investments (Note
  2):
     Proceeds from
       sales..........     16,109       11,104          445         3,485        6,341       16,444      53,928
     Cost of shares
       sold...........     14,459       10,633          455         3,252        5,903       16,444      51,146
                          -------      -------        -----       -------      -------      -------     -------
Net realized gains
  (losses) on
  investments.........      1,650          471          (10)          233          438            0       2,782
Net decrease in
  unrealized
  appreciation of
  investments.........     (1,721)      (1,034)        (403)       (6,749)      (1,347)           0     (11,254)
                          -------      -------        -----       -------      -------      -------     -------
Net realized and
  unrealized losses on
  investments.........        (71)        (563)        (413)       (6,516)        (909)           0      (8,472)
                          -------      -------        -----       -------      -------      -------     -------
Net increase
  (decrease) in net
  assets resulting
  from operations.....   $    662     $    122        ($120)      ($3,423)    $     67     $  1,323     ($1,369)
                          =======      =======        =====       =======      =======      =======     =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Premium Variable Life Insurance Policies. These policies are issued by MONY. MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

     There are currently six subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open-end, diversified, management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:

     The investment in shares of each of the respective portfolios of the Fund is stated at value which is the net asset value of the Fund. Net asset values are based upon market valuations, as described below, of the securities held in each of the corresponding portfolios.

  Portfolio Valuations:

     Short-term securities are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.

     All other securities, including any restricted securities, will be valued at their fair value as determined in good faith by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and tax purposes.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for 1994 aggregated $16,977.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60 percent of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services. MONY is the legal holder of the assets of the Variable Account.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1994 consist of the following:

                             EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                             GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                            PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    TOTAL
                            ---------   ---------   ------------   ---------   -----------   ---------   --------
Shares beginning of year:
     Shares...............      1,868         870         542         4,275        2,748        45,115     55,418
     Amount...............   $ 36,627    $ 14,253      $5,640       $46,942      $35,207     $  45,115   $183,784
Shares acquired:
     Shares...............        627         532          44            51          269         1,632      3,155
     Amount...............   $ 13,147    $  8,896      $  455       $   578      $ 3,644     $   1,632   $ 28,352
Shares received for
  reinvestment of
  dividends:
     Shares...............         47          49          33           323           91         1,573      2,116
     Amount...............   $    959    $    764      $  326       $ 3,379      $ 1,191     $   1,573   $  8,192
Shares redeemed:
     Shares...............        765         660          43           305          475        16,444     18,692
     Amount...............   $ 14,459    $ 10,633      $  455       $ 3,252      $ 5,903     $  16,444   $ 51,146
                              -------     -------      ------       -------      -------       -------   --------
Net change:
     Shares...............        (91)        (79)         34            69         (115)      (13,239)   (13,421)
     Amount...............   $   (353)   $   (973)     $  326       $   705      $(1,068)    $ (13,239)  $(14,602)
                              -------     -------      ------       -------      -------       -------   --------
Shares end of year:
     Shares...............      1,777         791         576         4,344        2,633        31,876     41,997
     Amount...............   $ 36,274    $ 13,280      $5,966       $47,647      $34,139     $  31,876   $169,182
                              =======     =======      ======       =======      =======       =======   ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of the
  Mutual Life Insurance Company of New York and the Contractholders of MONY Variable Account L:

     We have audited the accompanying statements of operations of MONY Variable Account L (comprising, respectively, the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts) for the year ended December 31, 1993. This financial statement is the responsibility of MONY's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statements of operations referred to above present fairly, in all material respects, the results of operations for each of the respective subaccounts constituting MONY Variable Account L for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND

New York, New York
February 15, 1994

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                EQUITY       EQUITY     INTERMEDIATE   LONG TERM                  MONEY
                                GROWTH       INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    TOTAL
                              ----------   ----------   ------------   ---------   ----------   ----------   -------
Dividend income.............   $  1,598      $1,071        $  322       $ 2,952     $  1,458      $1,325     $ 8,726
Mortality and expense risk
  charges (Note 3)..........       (240)        (83)          (34)         (327)        (213)       (289)     (1,186)
                                -------     -------         -----       -------      -------     -------     -------
Net investment income.......      1,358         988           288         2,625        1,245       1,036       7,540
                                -------     -------         -----       -------      -------     -------     -------
Realized and unrealized
  gains on investments (Note
  2):
     Proceeds from sales....     19,160       9,085         1,156        14,159        7,710      10,526      61,796
     Cost of shares sold....     16,865       7,905         1,063        12,216        7,297      10,526      55,872
                                -------     -------         -----       -------      -------     -------     -------
Net realized gain on
  investments...............      2,295       1,180            93         1,943          413           0       5,924
Net increase (decrease) in
  unrealized appreciation of
  investments...............       (324)       (433)           27         2,559        1,721           0       3,550
                                -------     -------         -----       -------      -------     -------     -------
Net realized and unrealized
  gain on investments.......      1,971         747           120         4,502        2,134           0       9,474
                                -------     -------         -----       -------      -------     -------     -------
Net increase in net assets
  resulting from
  operations................   $  3,329      $1,735        $  408       $ 7,127     $  3,379      $1,036     $17,014
                                =======     =======         =====       =======      =======     =======     =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Premium Variable Life Insurance Policies. These policies are issued by MONY. MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

     There are currently six subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open-end, diversified, management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:

     The investment in shares of the Fund is stated at the net asset values of the Fund. The Fund's net asset values are based upon market valuations, as described below, of the securities held in each of the corresponding portfolios.

  Portfolio Valuations:

     The Portfolios value all short-term securities at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.

     All other securities, including any restricted securities, will be valued at their fair value as determined in good faith by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of first-in, first-out for accounting and tax purposes.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS:

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for 1993 aggregated $15,596.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60 percent of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services. MONY is the legal holder of the assets of the Variable Account.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1993 consist of the following:

                             EQUITY    EQUITY    INTERMEDIATE   LONG TERM                  MONEY
                             GROWTH    INCOME     TERM BOND       BOND      DIVERSIFIED   MARKET
                             PORTFOLIO PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO  TOTAL
                             -------   -------   ------------   ---------   -----------   -------   --------
Shares beginning of year:
     Shares................    2,082       828         572         4,784        2,563      52,061     62,890
     Amount................  $38,597   $12,409      $5,882       $51,515      $32,314     $52,061    192,778
Shares acquired:
     Shares................      646       514          46           390          644       2,255      4,495
     Amount................  $13,297   $ 8,678      $  499       $ 4,691      $ 8,732     $ 2,255   $ 38,152
Shares received for
  reinvestment of
  dividends:
     Shares................       77        65          31           245          108       1,325      1,851
     Amount................  $ 1,598   $ 1,071      $  322       $ 2,952      $ 1,458     $ 1,325   $  8,726
Shares redeemed:
     Shares................      937       537         107         1,144          567      10,526     13,818
     Amount................  $16,865   $ 7,905      $1,063       $12,216      $ 7,297     $10,526   $ 55,872
                             -------   -------      ------       -------      -------     -------   --------
Net change:
     Shares................     (214)       42         (30)         (509)         185      (6,945)    (7,472)
     Amount................  ($1,970)  $ 1,844       ($242)      ($4,573)     $ 2,893     ($6,946)   ($8,994)
                             -------   -------      ------       -------      -------     -------   --------
Shares end of year:
     Shares................    1,868       870         542         4,275        2,748      45,115     55,418
     Amount................  $36,627   $14,253      $5,640       $46,942      $35,207     $45,115   $183,784
                             =======   =======      ======       =======      =======     =======   ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
The Mutual Life Insurance Company of New York:

     We have audited the accompanying balance sheets of The Mutual Life Insurance Company of New York as of December 31, 1995 and 1994, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Mutual Life Insurance Company of New York as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which are considered generally accepted accounting principles for mutual life insurance companies.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

New York, New York
February 21, 1996

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1995            1994
                                                                    -----------     -----------
ASSETS
Cash..............................................................  $    17,199     $    15,466
Investments:
  Short-term investments..........................................      248,671         135,206
  Bonds...........................................................    3,769,905       3,568,544
  Preferred stocks................................................       17,173          19,467
  Common stocks...................................................      264,166         191,795
  Subsidiary companies............................................      135,875         123,401
  Mortgage loans..................................................    1,636,538       1,771,305
  Real estate.....................................................    1,739,890       1,943,241
  Policy loans....................................................    1,180,454       1,188,775
  Other invested assets...........................................      352,536         339,151
Investment income due and accrued.................................      143,412         139,570
Premiums deferred and uncollected.................................      207,142         210,547
Separate account assets...........................................    1,530,226       1,835,772
Federal income taxes recoverable..................................           --          45,045
Amounts due from reinsurers.......................................       81,200         104,622
Other assets......................................................       46,705          38,094
                                                                    -----------     -----------
     Total assets.................................................  $11,371,092     $11,670,001
                                                                    ===========     ===========
POLICY RESERVES, LIABILITIES AND SURPLUS
Policy reserves:
  Life insurance and annuity reserves.............................  $ 7,316,732     $ 7,385,975
  Health insurance reserves.......................................      146,802         134,796
  Deposits left with the Company..................................      513,347         496,421
Liabilities:
  Dividends to policyholders......................................      204,332         210,841
  Policy claims in process of settlement..........................       66,003          65,559
  Funds held under coinsurance....................................      112,025         117,379
  Taxes accrued...................................................       64,148         160,636
  Notes payable and accrued interest..............................       76,405              --
  Separate account liabilities....................................    1,520,965       1,828,368
  Other liabilities...............................................      290,083         266,080
  Interest maintenance reserve....................................       10,028           3,728
  Investment reserves.............................................       90,000          90,000
  Asset valuation reserve.........................................      271,205         230,148
                                                                    -----------     -----------
     Total policy reserves and liabilities........................   10,682,075      10,989,931
Surplus:
  Surplus notes...................................................       72,317          72,317
  Special surplus funds...........................................       27,250          27,150
  Unassigned surplus..............................................      589,450         580,603
                                                                    -----------     -----------
     Surplus......................................................      689,017         680,070
                                                                    -----------     -----------
     Total policy reserves, liabilities and surplus...............  $11,371,092     $11,670,001
                                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                   FOR THE YEARS ENDED DECEMBER
                                                                               31,
                                                                   ----------------------------
                                                                      1995             1994
                                                                   ----------       -----------
Premiums, annuity considerations and fund deposits...............  $1,214,625       $ 1,380,437
Net investment income............................................     627,609           590,504
Revenue from ceded reinsurance...................................      86,104           155,071
Other income (net)...............................................      20,934            38,969
                                                                   ----------       -----------
                                                                    1,949,272         2,164,981
                                                                   ----------       -----------
Policyholder and contractholder benefits.........................   1,517,313         1,508,822
Change in policy and contract reserves...........................     (56,389)          (32,767)
Commissions......................................................      62,211            70,923
Operating expenses...............................................     273,783           291,003
Reinsurance of group pension liabilities.........................     540,230         2,619,449
Transfer to/(from) separate accounts.............................    (677,525)       (2,607,724)
Other deductions (net)...........................................       7,094             6,927
                                                                   ----------       -----------
                                                                    1,666,717         1,856,633
                                                                   ----------       -----------
Net gain from operations before dividends and federal income
  taxes..........................................................     282,555           308,348
Dividends to policyholders.......................................     210,675           215,932
                                                                   ----------       -----------
Net gain from operations before federal income taxes.............      71,880            92,416
Federal income taxes.............................................      10,057             6,700
                                                                   ----------       -----------
Net gain from operations.........................................      61,823            85,716
  Net realized capital losses (See Note 8).......................      (8,480)           (4,296)
                                                                   ----------       -----------
Net Income.......................................................  $   53,343       $    81,420
                                                                   ==========       ===========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF SURPLUS
                                 (IN THOUSANDS)

                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                           1995         1994
                                                                         --------     --------
Surplus, beginning of year.............................................  $680,070     $600,175
                                                                         --------     --------
Net income.............................................................    53,343       81,420
Change in net unrealized capital gains/(losses)........................    10,220      (55,211)
Change in non-admitted assets..........................................    (7,689)      (5,274)
Change in asset valuation reserve......................................   (41,057)      (5,149)
Change in policy reserve valuation basis...............................     5,081           --
Provision for contingencies............................................   (11,300)      (9,800)
Issuance of surplus notes (See Note 17)................................        --       69,990
Other changes to surplus...............................................       349        3,919
                                                                         --------     --------
Net change in surplus for the year.....................................     8,947       79,895
                                                                         --------     --------
Surplus, end of year...................................................  $689,017     $680,070
                                                                         ========     ========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1995            1994
                                                                    -----------     -----------
CASH FLOW PROVIDED FROM OPERATIONS:
  Premiums, annuity considerations and fund deposits..............  $ 1,221,753     $ 1,380,988
  Investment income net of investment expenses....................      674,055         640,325
  Other income....................................................      198,984          97,437
  Net change in policy loans......................................        8,388          23,940
  Policy benefits paid............................................   (1,526,855)     (1,492,816)
  Transfers from/(to) separate accounts...........................      133,921         (11,525)
  Commissions, other expenses and taxes paid......................     (325,054)       (360,655)
  Dividends to policyholders......................................     (217,183)       (209,576)
  Federal income taxes (excluding capital gains tax)..............      (66,395)          6,502
                                                                    -----------     -----------
     Net cash from operations.....................................      101,614          74,620
                                                                    -----------     -----------
PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID:
  Bonds...........................................................      685,588         805,903
  Stocks..........................................................       81,590         115,515
  Mortgage loans..................................................      190,373         337,436
  Real estate.....................................................      279,098          34,725
  Other invested assets...........................................       15,260          27,615
  Other...........................................................      (45,091)            145
                                                                    -----------     -----------
     Total investment proceeds....................................    1,206,818       1,321,339
                                                                    -----------     -----------
OTHER CASH PROVIDED:
  Notes payable (See Note 16).....................................       76,341              --
  Issuance of surplus notes (See Note 17).........................           --          69,990
  Other sources...................................................        8,263           1,381
                                                                    -----------     -----------
     Total cash provided..........................................    1,393,036       1,467,330
                                                                    -----------     -----------
CASH APPLIED:
  Cost of investments acquired:
     Bonds........................................................      879,648       1,061,124
     Stocks.......................................................      137,745          92,753
     Mortgage loans...............................................      117,247         112,269
     Real estate..................................................       76,032         128,269
     Other invested assets........................................       24,318          36,988
                                                                    -----------     -----------
       Total investments acquired.................................    1,234,990       1,431,403
                                                                    -----------     -----------
  Other cash applied..............................................       42,848          90,125
                                                                    -----------     -----------
     Total cash applied...........................................    1,277,838       1,521,528
                                                                    -----------     -----------
  Net change in cash and short-term investments...................      115,198         (54,198)
Cash and short-term investments, beginning of year................      150,672         204,870
                                                                    -----------     -----------
Cash and short-term investments, end of year......................  $   265,870     $   150,672
                                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Nature of Operations

     The Mutual Life Insurance Company of New York (the "Company") is a mutual life insurance company primarily engaged in the business of providing individual life insurance and disability income protection and asset accumulation products. The Company's principal markets consist of business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through the Company's career agency sales force. These products are sold throughout the United States and Puerto Rico.

     Basis of Presentation

     The Company's financial statements have been prepared on the basis of accounting practices and procedures prescribed or permitted by the Insurance Department of the State of New York, which are currently considered to be generally accepted accounting principles ("GAAP") for mutual life insurance companies domiciled in New York (see Note 18). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a description of the principal accounting practices and procedures:

          a. Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

          Commissions and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

          b. Short-term investments are carried at cost and consist of securities with maturities of three months or less. Bonds eligible for amortization under rules promulgated by the National Association of Insurance Commissioners ("NAIC") are carried at amortized cost, while all other bonds are carried at values adopted by the NAIC, which approximate fair market value. Loan backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Common stocks are carried at market value except investments in subsidiaries, which are generally carried on the equity basis. Preferred stocks are carried principally at cost except for those securities in or near default which are valued at market. Policy loans are carried at their unpaid balances.

          Mortgage loans other than those in process of foreclosure are carried at their unpaid balances adjusted for unamortized discount. Real estate owned for investment is carried at depreciated cost, less encumbrances ($2 million in 1995 and $7 million in 1994). Joint ventures and limited partnerships in real estate, cable television and energy are included in other invested assets and are carried principally at their equity value. Other investments are generally carried at cost.

          Real estate acquired through foreclosure is carried at the lower of cost or estimated fair value at the time of foreclosure, less accumulated depreciation and encumbrances. Mortgage loans in process of foreclosure are also carried at the lower of cost or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: -- (CONTINUED)
          The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures and limited partnerships in real estate and mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1995 and 1994, the Company's investment reserve for its mortgage loan and real estate investments was $90 million.

          c. Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred, and credited or charged to the Interest Maintenance Reserve ("IMR"). These amounts are amortized into net income over the remaining years to expected maturity of the assets sold. Unrealized capital gains and losses are recorded directly to surplus.

          The Asset Valuation Reserve ("AVR") is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest-related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in offsetting increases and decreases in the AVR. These changes to the AVR are recorded directly to surplus.

          d. Policy reserves for life insurance, annuities, and supplemental benefits are computed by using prescribed statutory interest rates and mortality factors. Reserves computed by a modified commissioners' reserve valuation method represent approximately 74% of gross life insurance reserves at December 31, 1995 and 1994.

          Reserves for life insurance were principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and the American Experience Tables and assumed interest rates ranging from 2.25% to 7%. Reserves for individual and group annuity mortality tables have assumed interest rates ranging from 2.25% to 9.5%.

          During 1995, the Company changed its methods of accounting for certain minimum reserves with the approval of the New York State Insurance Department. The Company incorporated 10-year select factors in its minimum mortality standard for certain 1980 CSO products, resulting in an increase in surplus of $5.1 million.

          Policy claims in process of settlement include provisions for payments to be made on reported claims and on claims incurred but not reported.

          e. The Company's subsidiaries are not consolidated. The subsidiaries are carried principally on the statutory equity basis. Changes in the Company's equity in subsidiaries are included in unrealized capital gains and losses. Dividends from subsidiaries are recognized as investment income when declared.

          f. Dividends to policyholders are determined annually by the Board of Trustees.

          g. Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the balance sheets.

          h. Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain contractholders. Approximately 98% of these assets consist of securities reported at market value and 2% consist of fixed income securities carried at amortized cost. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

          i. No deferred taxes are recognized for differences that exist between financial reporting and taxable income.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: -- (CONTINUED)
          j. The Company uses the constant-yield method of depreciation for substantially all investment real estate, real estate joint ventures and cable television limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight line method. Real estate assets and improvements are generally depreciated over ten to forty year periods and leasehold improvements over the lives of the leases. Depreciation expense related to investments in real estate was $48.8 million and $50.5 million in 1995 and 1994, respectively; accumulated depreciation was $214.3 million and $185.1 million at December 31, 1995 and 1994, respectively.

          k. Special surplus funds consist primarily of amounts required by the State of New York to be assigned as surplus funds for group insurance, separate accounts, and aviation reinsurance.

          l. Certain amounts for 1994 have been reclassified to conform to the 1995 presentation.

2.  REINSURANCE OF GROUP PENSION BUSINESS:

     On December 31, 1993, the Company entered into an agreement with AEGON USA, Inc. ("AEGON USA") under which the Company agreed to transfer $6.3 billion in group pension assets and liabilities, including $2.7 billion of general account assets and $3.6 billion of separate account assets. Pursuant to the transaction, the Company transferred substantially all of its group pension business and operations, including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON USA's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA Life"). AUSA Life also acquired the corporate infrastructure supporting the group pension business, including personnel, data processing systems, facilities and regional offices. In connection with the transaction, the Company and AEGON USA have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA Life will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Effective with the agreement, AUSA reinsured, on an indemnity reinsurance basis, the contract liabilities funded by such general account assets. AUSA agreed to reinsure such general account liabilities on an assumption reinsurance basis upon the consent of general account contractholders to assumption of their contracts pursuant to the Group Pension Transaction. The separate account assets and liabilities were to be transferred to AUSA based upon the consent of separate account contractholders to assumption of their contracts. As of December 31, 1995, approximately $6.0 billion, representing 95% of the original transferred contractholder liabilities were converted from indemnity to assumption reinsurance, whereby AUSA Life replaced the Company as the primary obligor. As of December 31, 1995, the remaining nontransferred assets subject to indemnity reinsurance in the Company's general account amounted to approximately $215 million in addition to separate account assets of approximately $110 million. To the extent that assumption reinsurance is precluded by law or contractholder election, certain contracts will continue to be reinsured under indemnity agreements. If any such contractholder rejects the assumption, or if the assumption of any holder's contract is precluded by law, such holder's contract will continue to be reinsured by AUSA Life on an indemnity reinsurance basis, and the Company will remain contingently liable under the contract in the event that AUSA Life fails to perform its reinsurance obligations.

     In connection with the transaction at December 31, 1993, the Company made a $200 million capital investment in AEGON USA by purchasing $150 million of Series A and $50 million of Series B notes, which have a term of nine years and receive a market rate of interest. In addition to interest payments on the notes, the Company has the right to receive certain payments based on the profits of the transferred business in force on the transaction date, a future payment tied to the determination of the value of the transferred business at the end of nine years, and a potential payment based on new business growth. The Company has the option to

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

2. REINSURANCE OF GROUP PENSION BUSINESS: -- (CONTINUED) purchase additional Series A notes with payments from the profits of the transferred business. Net operating losses, if any, on the transferred business for any year will be carried forward to reduce profit payments in subsequent years. Any deficit remaining at the end of the nine year term and any adjustment related to the final value of the transferred business may only be applied to reduce the principal amount of any outstanding Series A notes. At December 31, 1995, the Company owned $233.7 million of Series A Notes. During 1995 and 1994, the Company earned $70.2 million and $84.7 million, respectively, based upon the profits of the transferred group pension business and recorded this amount as revenue from ceded reinsurance in the statement of operations. Pursuant to the assumption agreement, the Company expects to acquire approximately $67 million of additional Series A notes during 1996 with payments from the profits of the transferred business.

3.  SUBSIDIARY COMPANIES:

     At December 31, 1995 and 1994, the Company's investments in subsidiaries, all of which are wholly-owned, consisted of the following:

                                                                      1995       1994
                                                                     ------     ------
                                                                       (IN MILLIONS)
        MONY Life Insurance Company of America.....................  $115.6     $104.9
        Non-life subsidiaries......................................    20.3       18.5
                                                                     ------     ------
                                                                     $135.9     $123.4
                                                                     ======     ======

     At December 31, 1995, MONY Life Insurance Company of America ("MONY America") had assets of $3.1 billion; including bonds ($1,018 million), mortgage loans ($173 million) and separate account assets ($1,686 million); and liabilities of $3.0 billion, primarily life insurance and annuity reserves ($1.3 billion) and separate account liabilities ($1.7 billion). Capital and surplus of MONY America was $115.6 million. In 1995 and 1994, total revenues of MONY America were $715 million and $597 million, benefits and expenses were $701 and $585 million and net income, including realized capital losses, was $5 and $6 million, respectively.

     During 1995, the Company contributed $10 million to the capital of MONY America. During 1995 and 1994, the Company made aggregate capital contributions of $2.5 and $3.5 million to certain non-life subsidiaries. The Company also received aggregate capital distributions of $5.3 million in 1995 and $3 million in 1994 from its non-life subsidiaries. In 1994, the Company purchased commercial mortgages with a book value of $5 million from MONY America for consideration of $4 million. The consideration was based on the estimated fair value of the assets.

     The Company and MONY America are parties to an agreement dated February 28, 1995 whereby the Company agrees to reimburse MONY America to the extent that MONY America's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds the 75% loan to value ratio for each such mortgage loan at origination. Pursuant to the agreement, the Company made payments to MONY America totaling $2.1 million in 1995.

4.  COMMITMENTS AND CONTINGENCIES:

     The Company has guaranteed to certain states that the surplus of MONY America will be maintained at amounts at least equal to the minimum surplus required for admission to those states.

     During 1986 and 1987, MONY Funding Inc., a wholly-owned subsidiary of the Company, issued $150 million of 8 1/4% notes due October 29, 1996 and $125 million of 8 1/8% notes due April 7, 1997, and invested the proceeds in partially amortizing and nonamortizing commercial mortgage loans scheduled to mature concurrently with the notes. As of December 31, 1995, the Company had repurchased approximately

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

4.  COMMITMENTS AND CONTINGENCIES: -- (CONTINUED)
$60 million of these notes. The Company has guaranteed the principal and interest of the remaining outstanding notes.

     At December 31, 1995, the Company has guaranteed $34 million related to real estate held by unrelated investors.

     The Company maintains lines of credit with domestic banks totaling $150 million with scheduled renewal dates during 1996. The Company has not borrowed against its credit lines since 1982.

     In 1994, the Company reached an agreement for the transfer of the management of its information systems operations to Computer Sciences Corporation ("CSC"). Under the terms of this agreement to operate, manage and enhance its information systems operations, the Company will pay CSC an estimated $171 million over the remaining contract period. The total payments under the contract may vary based upon certain factors, including the volume of computing services and the introduction of new information systems technology.

     The Company is a defendant in various legal actions arising primarily from its investment and insurance operations. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, assessments and the outcome of the legal proceedings will not have a material adverse effect on the financial position and the results of operations of the Company.

5.  PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS:

     Employee and Field Underwriter Retirement Plans

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. The Company's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income taxes and to charge expenses in the year in which the contributions are made. No contributions were made in the current year or prior year because the plan was subject to the full funding limitation under
Section 412 of the Internal Revenue Code. At December 31, 1994, the plan's accumulated benefit obligation, determined in accordance with Statements of Financial Accounting Standards Nos. 87 and 88 and based on an assumed settlement rate of 8%, was $226.5 million, including vested benefits of $225.5 million. The fair value of Plan assets as of December 31, 1994 was $334.8 million.

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10% of earnings are allowed. At December 31, 1994, the fair value of plan assets was $176.2 million.

     The Company sponsors a non-qualified defined benefit pension plan, which provides benefits in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account. The amounts accrued by the Company for this plan, based on an assumed 7.3% weighted average interest rate for 1995 and 7.4% for 1994 were $33.1 million and $32.4 million in 1995 and 1994, respectively. The Company also maintains various non-qualified defined contribution plans for field underwriters and key employees. The amounts accrued for these various plans were $54.2 million and $43.4 million in 1995 and 1994, respectively.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

5. PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS: -- (CONTINUED) Deferred Compensation Plan

     The Company has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches employee and field underwriter contributions up to 3% and 2%, respectively, of eligible compensation as defined. In addition, for employees, the Company contributes 2% of eligible compensation for non-officer employees, and may contribute up to an additional 3%. In addition, the Company has two compensation plans for key employees which allow deferral of current compensation, as allowed by New York Insurance Law.

     Postretirement Benefits

     The Company provides certain health care and life insurance (postretirement benefits) for retired employees and field underwriters. In accordance with NAIC requirements, the Company accrues the estimated employee cost of retiree benefit payments for current retirees and fully vested employees and field underwriters by estimating the actuarial present value of benefits expected to be paid after retirement.

     At December 31, 1992, the Company determined that the total pre-tax postretirement benefit obligation approximated $82.9 million. The Company has elected to amortize this transition obligation over a period of twenty years as an expense in its statement of operations. The amount of unrecognized transition obligation was reduced by approximately $10.8 million due to plan amendments adopted during 1995. The amount of transition obligation amortized in 1995 and 1994 totaled approximately $3.6 million and $4.2 million, respectively. The total cost to provide life insurance and health benefits for fully vested and retired employees and field underwriters including the expense described above, was $9.2 million in 1995 and $12.4 million in 1994.

     At December 31, 1995, the unfunded postretirement benefit obligation for retirees and fully vested employees was $81.4 million, with $17.3 million included in other liabilities. The discount rate used in determining the accumulated postretirement benefit obligation was 6.75%, and the health care cost trend rate was 11.0% graded to 6.0% over 14 years.

     The health care cost trend rate assumption has an effect on the amounts reported. To illustrate, an increase in the assumed health care cost trend rates of one percentage point in each year would increase the estimated postretirement benefit obligation as of December 31, 1995 by $0.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1995 by $0.1 million.

6.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life affiliates. The allocation of federal income taxes is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually in the first quarter.

     The Company's federal income tax returns for years through 1989 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     Pre-tax operating gains and pre-tax realized gains, as reported in the accompanying statements of operations, differ from taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, the taxable portion of the Company's surplus (as applicable to mutual life insurers), depreciation expense and related recapture, capital gains deferred to the IMR, alternative minimum tax preference items and equity in partnerships and joint ventures.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

6.  FEDERAL INCOME TAXES: -- (CONTINUED)
     During 1994, the Company reached a settlement with the United States Department of Justice relating to tax litigation for the years 1981-1983. The settlement provided for a refund of taxes of $15 million. Interest on the refund of approximately $30 million was included in other income in the 1994 statement of operations. The Company recorded a $45 million receivable for the combined tax refund and related interest as federal income taxes recoverable at December 31, 1994. The Company received $47 million on August 28, 1995 which included additional interest through that date.

7.  LEASES:

     The Company has entered into various operating lease agreements for office space and furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $25.1 million in 1995 and $25.8 million in 1994. The future minimum rental obligations under these leases at December 31, 1995 are as follows:

                                                                           (IN MILLIONS)
                                                                           -------------
        1996.............................................................     $  20.2
        1997.............................................................        18.2
        1998.............................................................        14.3
        1999.............................................................        11.1
        2000.............................................................        11.3
        Later years......................................................        66.0
                                                                               ------
                                                                              $ 141.1
                                                                               ======

8.  CAPITAL GAINS/(LOSSES):

     The Company realized net capital losses (after tax and IMR) of $(8) million in 1995 and $(4) million in 1994 as follows:

                                                                    1995         1994
                                                                    ----         ----
                                                                      (IN MILLIONS)
        REALIZED CAPITAL GAINS/(LOSSES)
        Bonds and preferred stock.................................  $ 1          $ 0
        Common stock..............................................    8           (2)
        Mortgage loans............................................   (3)           7
        Real estate and other investments.........................    0           (3)
                                                                    ---          ---
                                                                      6            2
        Tax provision.............................................   (5)          (4)
        Transferred to IMR, net of taxes..........................   (9)          (2)
                                                                    ---          ---
          Net realized capital gains/(losses).....................  $(8)         $(4)
                                                                    ===          ===

     During 1995 and 1994, realized capital gains resulting from changes in interest rates on fixed income securities of $9.2 million (net of $4.9 million tax) and $1.6 million (net of $0.6 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

     The Company incurred net unrealized gains of $10 million in 1995 and net unrealized capital losses of $55 million in 1994. The 1995 and 1994 unrealized gains and losses include writedowns of approximately $13 million and $86 million, respectively, on real estate acquired through foreclosure and mortgage loans in

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

8.  CAPITAL GAINS/(LOSSES): -- (CONTINUED)
process of foreclosure, including real estate held by subsidiaries. These gains and losses are detailed by asset type in the table below:

                                                                    1995         1994
                                                                    ----         ----
                                                                      (IN MILLIONS)
        UNREALIZED CAPITAL GAINS/(LOSSES)
        Bonds and preferred stock.................................  $  7         $ 19
        Common stock..............................................    10           (6)
        Mortgage loans............................................   (13)         (10)
        Real estate...............................................     0          (73)
        Subsidiaries..............................................     8            2
        Other investments.........................................    (2)          13
                                                                    ----         ----
          Total unrealized capital losses.........................  $ 10         $(55)
                                                                    ====         ====

9.  COMMON STOCKS:

     Common stocks include marketable equity securities carried at market values of $136.3 million and $55.9 million at December 31, 1995 and 1994, respectively, and nonmarketable equity investments carried at estimated fair values of $127.9 million and $135.9 million at December 31, 1995 and 1994, respectively. The cost of marketable equity securities was $115.1 million and $62.7 million at December 31, 1995 and 1994, respectively. At December 31, 1995, gross unrealized gains were $29.8 million, and gross unrealized losses were $8.6 million for marketable equity securities.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

10.  FIXED INCOME SECURITIES:

     Fixed Income Securities by Investment Type:

     The amortized cost and estimated fair value (see note 13) of investments in fixed income securities which include short-term investments, bonds and preferred stocks as of December 31, 1995 and December 31, 1994 are as follows:

                                                                          GROSS              GROSS              ESTIMATED
                                                  AMORTIZED            UNREALIZED         UNREALIZED               FAIR
                                                     COST                 GAINS             LOSSES                VALUE
                                             --------------------    ---------------    ---------------    --------------------
(DOLLARS IN MILLIONS)                          1995        1994       1995     1994     1995      1994       1995        1994
-------------------------------------------  --------    --------    ------    -----    -----    ------    --------    --------
U.S. Treasury securities and obligations of
  U.S. government agencies.................  $  165.0    $  314.5    $  4.5    $ 0.9    $ 0.0    $  4.2    $  169.5    $  311.2
Collateralized Mortgage Obligations:
  Government Agency-Backed.................     254.1       250.5       4.3      0.0      0.7      26.6       257.7       223.9
  Non-Agency Backed........................      66.3        52.2       2.4      0.1      0.2       2.6        68.5        49.7
Other asset-backed securities:
  Government Agency-Backed.................      83.4        90.0       4.0      1.1      0.3       5.1        87.1        86.0
  Non-Agency Backed........................     221.7       168.9      13.3      2.4      0.3       3.7       234.7       167.6
Foreign governments........................       4.5         4.5       0.1      0.0      0.0       0.1         4.6         4.4
Utilities..................................     448.5       393.7      28.6      6.8      1.0      24.4       476.1       376.1
Affiliates.................................      30.2        30.2       0.7      0.0      0.0       0.1        30.9        30.1
Corporate bonds............................   2,496.2     2,264.0     141.7     24.6     16.4      99.6     2,621.5     2,189.0
                                             --------    --------    ------    -----    -----    ------    --------    --------
    Total bonds............................   3,769.9     3,568.5     199.6     35.9     18.9     166.4     3,950.6     3,438.0
Redeemable preferred stock.................      17.2        19.5       0.3      0.2      0.5       0.7        17.0        19.0
Commercial paper...........................     248.7       135.2       0.0      0.0      0.0       0.0       248.7       135.2
                                             --------    --------    ------    -----    -----    ------    --------    --------
Total......................................  $4,035.8    $3,723.2    $199.9    $36.1    $19.4    $167.1    $4,216.3    $3,592.2
                                             ========    ========    ======    =====    =====    ======    ========    ========

     Amortized cost represents the principal amount of fixed income securities adjusted by unamortized premium or discount and reduced by writedowns of $33.5 million and $40.5 million for bonds and $0.8 million and $0.3 million for preferred stock at December 31, 1995 and 1994, respectively, as required by the NAIC for securities which are in or near default.

     At December 31, 1995, 79% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

     Maturities of Fixed Income Securities:

     The amortized cost of fixed income securities and estimated fair value by maturity date (excluding scheduled sinking funds) as of December 31, 1995 is the following:

                                                                               ESTIMATED
                                                                  AMORTIZED      FAIR
                                                                    COST        VALUE
                                                                  --------     --------
                                                                      (IN MILLIONS)
        Due in one year or less.................................  $  335.4     $  339.7
        Due after one year through five years...................     795.0        819.6
        Due after five years through ten years..................   1,817.7      1,904.0
        Due after ten years.....................................   1,087.7      1,153.0
                                                                  --------     --------
                                                                  $4,035.8     $4,216.3
                                                                  ========     ========

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

10.  FIXED INCOME SECURITIES: -- (CONTINUED)
     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in debt securities during 1995 and 1994 were $383.5 million and $331.9 million, respectively. Gross gains of $10.2 million in 1995 and $19.5 million in 1994, and gross losses of $14.5 million in 1995 and $10.9 million in 1994 were realized on these sales.

11.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

     Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were no loaned securities as of December 31, 1995 or 1994.

     Concentration of Credit Risk:

     At December 31, 1995 and 1994, the Company had no single investment (excluding U.S. Treasury securities) exceeding 2.9% and 2.1%, respectively, of total general account assets.

     The bond portfolio is diversified by industry type. The industries that comprise more than 10% of the carrying value of the bond portfolio at December 31, 1995 are Financial Services of $555 million (14.7%), Government and Agencies of $507 million (13.5%), Public Utilities of $449 million (11.9%), Other Manufacturing of $400 million (10.6%), and Consumer goods and services of $381 million (10.1%). At December 31, 1994, the industries comprising in excess of 10% of the bond portfolio carrying value were Government and Agencies of $677 million (18.9%), Financial Services of $477 million (13.4%), and Consumer goods and services of $356 million (10.0%).

     The Company holds below investment grade bonds of $227 million at December 31, 1995. Below investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. Of these bonds, $131 million are in category 3, which is considered to be medium quality by the NAIC. At December 31, 1994, the Company's investments in below investment grade bonds were $231 million.

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). Approximately 53.5% of the Company's real estate and mortgage portfolio is invested in office building properties. The locations of property collateralizing mortgage loans and real estate investment carrying values (in millions) at December 31, 1995 and 1994 are as follows:

                                                                1995                   1994
                                                          ----------------       ----------------
                  GEOGRAPHIC REGION                         $          %           $          %
------------------------------------------------------    ------     -----       ------     -----
Southeast.............................................    $  982      26.4       $1,133      28.0
West..................................................    718...      19.3          742      18.3
Northeast.............................................       647      17.4          669      16.5
Mountain..............................................       582      15.7          584      14.5
Southwest.............................................       393      10.6          463      11.5
Midwest...............................................       392      10.6          453      11.2
                                                          ------     -----       ------     -----
  Total...............................................    $3,714     100.0%      $4,044     100.0%
                                                          ======     =====       ======     =====

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

11.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK: -- (CONTINUED)
     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1995 are: California, $539 million (14.5%); New York, $329 million (8.9%); Texas, $325 million (8.8%); Georgia, $316 million (8.5%); Arizona, $279 million (7.5%); Illinois, $246 million (6.6%); Florida, $239 million (6.4%); Colorado, $195 million (5.3%).

12.  MORTGAGE LOANS, REAL ESTATE AND OTHER INVESTED ASSETS:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income producing properties. As of December 31, 1995, $395 million of mortgage loans have terms that require amortization, and $1.2 billion of loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $48 million at December 31, 1995 and $33 million at December 31, 1994. Properties acquired through foreclosure during the year amounted to $47 million and $108 million in 1995 and 1994, respectively.

     The Company has performing restructured mortgage loans of $250 million as of December 31, 1995 and $237 million as of December 31, 1994. The new terms typically defer a portion of contract interest payments to future periods. Interest is recognized in income based on the modified rate of the loan. Deferred interest, which is the difference between the original contractual rate and the modified rate, is excluded from income. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $24 million in 1995 and $23 million in 1994. Gross interest income recognized in net income for the period from these loans was approximately $17 million in 1995 and $16 million in 1994. There are no commitments to lend additional funds to any debtor involved in a restructuring.

     Other invested assets of $353 million and $339 million at December 31, 1995 and 1994, respectively, include, primarily, investments in real estate joint ventures and limited partnerships.

13.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1995. The calculations of estimated fair values involve considerable judgement. Accordingly, these estimates of fair value are not necessarily indicative of the values that could be negotiated in an actual sale.

                                                                               ESTIMATED
                                                                  CARRYING        FAIR
                                                                   AMOUNT        VALUE
                                                                  --------     ----------
                                                                      (IN MILLIONS)
        ASSETS:
        Fixed Income Securities.................................   3,769.9       3,950.6
        Separate Account Assets.................................   1,530.2       1,530.9
        LIABILITIES:
        Investment-type contracts...............................   1,745.0       1,747.5
        Separate Account Liabilities............................   1,521.0       1,520.5

     The estimated fair values of cash, short term investments, equity securities, mortgage loans and short term notes payable approximate their carrying amounts.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

13.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS: -- (CONTINUED)
     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

     Fixed Income Securities (See Note 10)

     The estimated fair values of fixed income securities are based upon quoted market prices, where available. The fair values of fixed income securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

     Mortgage Loans

     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations.

     Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

     Separate Account

     The estimated fair value of separate account assets and liabilities is based upon estimates of values available upon full surrender.

     Investment-type contract liabilities

     The fair values of the Company's liabilities under investment-type contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate. The fair values of other investment-type contracts are based on estimates of the value of payments available upon full surrender.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

14.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1995 were as follows:

                                                                             RESERVES
                                                                           -------------
                                                                           (IN MILLIONS)
        Not subject to discretionary withdrawal provision................     $ 1,190
        SUBJECT TO DISCRETIONARY WITHDRAWAL -- WITH ADJUSTMENT:
        -  with market value adjustment..................................         406
        -  at book value less surrender charges..........................         179
        -  at market value...............................................         825
                                                                               ------
             Subtotal....................................................       1,410
        SUBJECT TO DISCRETIONARY WITHDRAWAL -- WITHOUT ADJUSTMENT:
        -  at book value (minimal or no charge or adjustment)............       1,001
                                                                               ------
        Total annuity actuarial reserves and deposit liabilities
          (gross)........................................................       3,601
             Less: Reinsurance...........................................         223
                                                                               ------
        Total annuity actuarial reserves and deposit liabilities (net)...     $ 3,378
                                                                               ======

     The amounts shown above are included in the Company's balance sheet as life insurance and annuity reserves ($1.9 billion) and separate account liabilities ($1.5 billion).

15.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's practice is to retain no more than $3 million of risk on any one person for individual products and $4.5 million for last survivor products. The total amount of reinsured life insurance in force on this basis was $8.2 billion and $8.9 billion at December 31, 1995 and 1994, respectively. Premiums ceded under these contracts were $34.3 million and $33.0 million; benefit payments recovered were approximately $30.2 million and $23.3 million; policy reserve credits recorded were $30.2 million and $28.9 million; and recoverable amounts on paid and unpaid losses were $7.3 million and $8.2 million in 1995 and 1994, respectively.

     The Company reinsured certain whole life contracts issued from 1985 through 1991 under an agreement which combines the modified coinsurance and the coinsurance bases. This contract was amended effective December 31, 1995. The policies previously reinsured were recaptured and replaced by whole life and endowment policies for issue years through 1974. The amended agreement is a combination of coinsurance and modified coinsurance. Reserves subject to this agreement were $963 million in 1995 and $295.9 million in 1994, for which the Company recorded policy reserve credits of $44 million and $45.0 million, respectively. Premiums ceded under this contract were $57.5 million in 1995 and $58.1 million in 1994.

     The Company also reinsured certain whole life contracts issued from 1985 through 1988 under an agreement which combines the modified coinsurance and the coinsurance bases. This contract was amended effective December 31, 1995. The policies previously reinsured were recaptured and replaced by whole life and endowment policies for issue years through 1974. The amended agreement is a combination of coinsurance and modified coinsurance. Reserves subject to this agreement were $785 million in 1995 and $325.0 million in 1994, for which the Company recorded policy reserve credits of $34.2 million and $55.0 million in 1995 and 1994, respectively. The Company also recorded a dividend liability credit of $16.0 million in 1995. Premiums ceded under this contract were $51 million in 1995 and $51.1 million in 1994.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

15.  REINSURANCE: -- (CONTINUED)
     The Company has entered into coinsurance agreements with other insurers related to a portion of its disability income, extended term insurance, guaranteed interest contract and long-term disability claim liabilities. Under the terms of these agreements at December 31, 1995 and 1994, ceded premiums were $43.7 million and $41.1 million, respectively. The total ceded reserves and claims liabilities under these agreements were $241.5 million and $244 million at December 31, 1995 and 1994, respectively.

     During 1994, the Company entered into an agreement to reinsure approximately 50% of its block of paid-up life insurance policies. Pursuant to this agreement, the Company received a ceding commission of $12.7 million from the reinsurer in 1994. The Company transferred assets equal to the total liabilities ceded into a segregated portfolio within its general account to secure benefit payments from the reinsurer and established a funds withheld liability to the reinsurer for a corresponding amount. Reserves ceded under this agreement were $103.5 and $111.4 million at December 31, 1995 and 1994, respectively.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements.

16.  NOTES PAYABLE:

     During 1995, the Company transferred $434.3 million of performing mortgage loans to a trust which qualifies as a REMIC (Real Estate Mortgage Investment Conduit) under Section 860 of the Internal Revenue Code. The trust issued two classes of floating rate notes in equal principal amounts of $43.4 million, totaling $86.8 million to third party investors, using the transferred mortgages as collateral. The interest rate on these notes ranged from 6% to 6.19% during 1995. The proceeds of the assets of the trust will be the sole source of payments on the notes. The Company has not guaranteed these notes or the mortgage loans held by the trust. The cash flow from the collateralized mortgages will be used to retire the debt over an estimated 24 month payment schedule. The actual date on which the principal amount of the notes may be paid in full could be substantially earlier or later based upon performance of these mortgages, among other factors. The Company has accounted for this transaction by consolidating the trust's mortgages and debt. The Insurance Department of the State of New York has the authority to direct payment in full of the aggregate outstanding principal balance of the notes and accrued interest at any time prior to the maturity or payment in full of the outstanding notes.

17.  SURPLUS NOTES:

     In 1994, the Company completed the sale of $125 million of 30-year Surplus Notes which generated net proceeds of $70 million after a discount of 42.146% from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The $70 million of net proceeds has increased the Company's surplus by a corresponding amount. Following the discount period, interest will begin to accrue on August 15, 1999; thereafter, interest on the Notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. Each accrual and payment of interest on the Notes may be made only with the prior approval of the New York State Superintendent of Insurance. Accordingly, the Company has made no charge against its surplus for the accretion of discount on the Notes as authorized by the New York State Insurance Department.

18.  ACCOUNTING DEVELOPMENTS:

     During 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The Interpretation requires mutual life insurance companies which issue financial statements described as prepared "in conformity with generally accepted accounting principles" to apply all applicable authoritative accounting pronouncements in preparing those statements. The provisions of this Interpretation

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

18.  ACCOUNTING DEVELOPMENTS: -- (CONTINUED)
are effective for fiscal years beginning after December 15, 1995. The Interpretation indicates that financial statements of mutual life insurance companies which are prepared on the basis of statutory accounting practices may no longer receive an unqualified audit opinion stating that the financial statements have been prepared in accordance with GAAP.

     In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts." This Statement extends the requirements of FASB Statements No. 60, "Accounting and Reporting by Insurance Enterprises", No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments", and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", to mutual life insurance enterprises. In 1995, the AICPA established accounting for certain participating life insurance contracts of mutual life insurance enterprises in its Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual life Insurance Enterprises". FASB Statement No. 120 and the AICPA Statement of Position are effective for fiscal years beginning after December 15, 1995.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                            (AMOUNTS IN $ THOUSANDS)

     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves.

        INVESTMENT INCOME EARNED
          U.S. Government Bonds........................................       18,549
          Other bonds (unaffiliated)...................................      275,209
          Bonds of affiliates..........................................        2,486
          Preferred stocks (unaffiliated)..............................        1,218
          Preferred stocks of affiliates...............................            0
          Common stocks (unaffiliated).................................       44,660
          Common stocks of affiliates..................................           92
          Mortgage loans...............................................      146,445
          Real estate..................................................      307,462
          Premium notes, policy loans and liens........................       79,149
          Collateral loans.............................................            0
          Cash on hand and on deposit..................................          361
          Short-term investments.......................................       11,286
          Other Invested Assets........................................       21,401
          Derivative Instruments.......................................         (532)
          Aggregate write-ins for investment income....................        3,038
                                                                           ---------
             Gross investment income...................................      910,824
                                                                           =========
        REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES..............    1,739,890
        MORTGAGE LOANS -- BOOK VALUE:
          Farm mortgages...............................................      430,141
          Residential mortgages........................................        3,940
          Commercial mortgages.........................................    1,203,521
                                                                           ---------
             Total mortgage loans......................................    1,637,602
                                                                           =========
        MORTGAGE LOANS BY STANDING -- BOOK VALUE:
          Good standing................................................    1,339,365
          Good standing with restructured terms........................      249,916
          Interest overdue more than three months, not in
             foreclosure...............................................       28,493
          Foreclosure in process.......................................       19,828
        OTHER LONG TERM ASSETS -- STATEMENT VALUE......................    1,525,913
        COLLATERAL LOANS...............................................            0
        BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND
          AFFILIATES -- BOOK VALUE
          Bonds........................................................       30,215
          Preferred Stocks.............................................            0
          Common Stocks................................................      238,649

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

        BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
          BONDS BY MATURITY -- STATEMENT VALUE
             Due within one year or less...............................      433,460
             Over 1 year through 5 years...............................    1,094,125
             Over 5 years through 10 years.............................    1,969,495
             Over 10 years through 20 years............................      358,164
             Over 20 years.............................................      163,332
                                                                           ---------
               Total by Maturity.......................................    4,018,576
                                                                           =========
          BONDS BY CLASS -- STATEMENT VALUE
             Class 1...................................................    2,231,202
             Class 2...................................................    1,560,624
             Class 3...................................................      131,219
             Class 4...................................................       54,414
             Class 5...................................................        7,328
             Class 6...................................................       33,789
                                                                           ---------
               Total by Class..........................................    4,018,576
                                                                           =========
        TOTAL BONDS PUBLICLY TRADED....................................    1,777,626
        TOTAL BONDS PRIVATELY PLACED...................................    2,240,950
        PREFERRED STOCKS -- STATEMENT VALUE............................       17,173
        COMMON STOCKS -- MARKET VALUE..................................      400,041
        SHORT TERM INVESTMENTS -- BOOK VALUE...........................      248,671
        FINANCIAL OPTIONS OWNED -- STATEMENT VALUE.....................            0
        FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT VALUE......            0
        FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE..............            0
        CASH ON HAND & ON DEPOSIT......................................       17,199
        LIFE INSURANCE IN FORCE:
          Industrial...................................................            0
          Ordinary.....................................................   68,142,226
          Credit Life..................................................            0
          Group Life...................................................    6,579,728
        AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY
          POLICIES.....................................................    4,185,362
        LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE:
          Industrial...................................................            0
          Ordinary.....................................................   38,187,825
          Credit Life..................................................            0
          Group Life...................................................      147,300

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

        SUPPLEMENTARY CONTRACTS IN FORCE:
          Ordinary -- Not Involving Life Contingencies
             Amount on Deposit.........................................      187,459
             Income Payable............................................        1,828
          Ordinary -- Involving Life Contingencies
             Income Payable............................................        6,179
          Group -- Not Involving Life Contingencies
             Amount on Deposit.........................................        4,038
             Income Payable............................................          541
          Group -- Involving Life Contingencies
             Income Payable............................................            7
        ANNUITIES:
          Ordinary
             Immediate -- Amount of Income Payable.....................        7,165
             Deferred -- Fully Paid Account Balance....................       20,534
             Deferred -- Not Fully Paid -- Account Balance.............       10,342
          Group
             Amount of Income Payable..................................       27,650
             Fully Paid Account Balance................................       35,945
             Not Fully Paid -- Account Balance.........................            0
        ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
          Ordinary.....................................................       79,012
          Group........................................................        4,217
          Credit.......................................................            0
        DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
             Deposit Funds -- Account Balance..........................      931,196
             Dividend Accumulations -- Account Balance.................      305,758

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

        CLAIM PAYMENTS 1995:
          Group Accident and Health Year -- Ended December 31, 1995
             1995......................................................       13,363
             1994......................................................        4,112
             1993......................................................        4,244
          Other Accident & Health
             1995......................................................        2,471
             1994......................................................        4,056
             1993......................................................        8,430
          Other Coverages that use developmental methods to calculate claim reserves
             1995......................................................            0
             1994......................................................            0
             1993......................................................            0

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                ATTAINED AGE                                APPLICABLE PERCENTAGE
-------------------------------------------------------------------------------------------------
40 and Under................................................................          150%
41..........................................................................          143
42..........................................................................          136
43..........................................................................          129
44..........................................................................          122
45..........................................................................          115
46..........................................................................          109
47..........................................................................          103
48..........................................................................           97
49..........................................................................           91
50..........................................................................           85
51..........................................................................           78
52..........................................................................           71
53..........................................................................           64
54..........................................................................           57
55..........................................................................           50
56..........................................................................           46
57..........................................................................           42
58..........................................................................           38
59..........................................................................           34
60..........................................................................           30
61..........................................................................           28
62..........................................................................           26
63..........................................................................           24
64..........................................................................           22
65..........................................................................           20
66..........................................................................           19
67..........................................................................           18
68..........................................................................           17
69..........................................................................           16
70..........................................................................           15
71..........................................................................           13
72..........................................................................           11
73..........................................................................           09
74..........................................................................           07
75-90.......................................................................           05
91..........................................................................           04
92..........................................................................           03
93..........................................................................           02
94..........................................................................           01
95..........................................................................           00

                                   APPENDIX B

              ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
                   SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                            BENEFIT     SPECIFIED     SEE
  SEX      AGE            SMOKER            OPTION       AMOUNT      PAGE
-------    ---     ---------------------    -------     --------     -----
Male       45      Preferred Non-smoker        1        $200,000      B- 4
Female     45      Preferred Non-smoker        1        $200,000      B-14
Male       45      Standard Smoker             1        $200,000      B-24
Male       45      Preferred Non-smoker        2        $200,000      B-34
Male       35      Preferred Non-smoker        1        $200,000      B-44
Male       55      Preferred Non-smoker        1        $200,000      B-54

     The tables show how death benefits, Fund Values and Surrender Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for death benefits, Fund Values and Surrender Values sections reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Fund Charges. The difference between the Fund Value and the Surrender Value in the first 14 years is the Fund Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost Of Insurance, page 28.) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .75% annually. The daily charge for mortality and expense risks has been designed to effectively decrease by 0.50% on an annualized basis in years 11 and later. This decrease is guaranteed and is accomplished by increasing the separate account subaccount fund value on each monthly anniversary after the 10th policy anniversary. The amount of this increase is determined by multiplying the separate account subaccount fund value by 0.04167%, which is equivalent to 0.5% on an annual basis.

     The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -1.4916%, on 5% it would be 3.4711%, and on 10% it would be 8.4338%.

     The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options I and II and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 95 standard ledger statements which follow and which begin on pages B-4, B-6, B-10, B-14, B-16, B-20, B-24, B-26, B-30, B-34,
B-36, B-40, B-44, B-46, B-50, B-54, B-56 and B-58.

             STANDARD LEDGER STATEMENT--SUPPLEMENTAL FOOTNOTE PAGE
                               MONY EQUITYMASTER
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                               DECLARED PREMIUMS

     This Policy has been tested for the possibility of classification as a Modified Endowment. This test is not a guarantee that a policy will not be classified as a Modified Endowment.

     This illustration has been checked against Federal Tax Laws relating to the definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit Option II to death benefit Option I and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the Policy is defined as a Modified Endowment Contract, a loan, surrender, or assignment or pledge (unless such assignment or pledge is defined and the maximum death benefit is not in excess of $25,000) may be considered a Taxable Distribution and a ten percent penalty may be added to any tax on the Distribution. Please consult your tax advisor for advice.

     Values shown on this illustration are based on a Policy owner tax bracket of 31%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the Policy year and reflect the effect of all loans and surrenders. The benefit payable at death, Fund Value and Value Upon Surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The Policy's Value On Surrender is net of any applicable surrender charge.

     Premiums less the following deductions are added to the Fund Value. (1) A premium tax charge of .8% of gross premiums in all Policy years. (2) A sales charge on the gross premiums. The sales charges equal 4% in Policy years 1-10, 2% in Policy years 11-20, and 0% in Policy years 21 and later. (3) A DAC tax charge of 1.25% of gross premiums in all Policy years.

     Those columns assuming Guaranteed Charges use the current Monthly Mortality Charges, current Monthly Administrative Charges, current Charges for Mortality and Expense Risks, current Charges for Rider Benefits if any, and current Premium Sales Charge ("Current Charges") for the first year as well as the Assumed Hypothetical Gross Annual Investment Return indicated. Thereafter these columns use Guaranteed Monthly Mortality Charges, current Monthly Administrative Charges, Guaranteed Charges for Mortality and Expense Risks, Guaranteed Charges for Rider Benefits if any, current Maximum Premium Sales Charge, and the Assumed Hypothetical Gross Annual Investment Return indicated. Those columns assuming Current Charges are based upon "Current Charges" and the Assumed Hypothetical Gross Investment Return indicated.

     The Current Charges are declared by The Mutual Life Insurance Company of New York, are guaranteed for the first Policy year, and apply to policies issued as of the Preparation Date shown. After the first Policy year, Current Charges are not guaranteed, and may be changed at the discretion of The Mutual Life Insurance Company of New York.

     The difference between the Fund Value and the Value Upon Surrender is a Fund Charge. A Fund Charge will apply during the first fourteen years from issue or following a specified amount increase if the Policy is given up for its Value Upon Surrender or is terminated, or if the specified amount is reduced. Any applicable fund charge will be deducted from the Fund Value. Whenever there is a partial surrender, the surrender amount and the surrender charge ($25.00 or 2% of the amount surrendered, if less) could be deducted from the benefit payable at death and will be deducted from the Fund Value and the Value Upon Surrender.

     A Policy loan will have a permanent effect on benefits under this Policy. Loan interest at an annual rate of 5.4% will be charged in advance (equivalent to 5.75% in arrears). Amounts borrowed will be deposited in a loan account and earn interest at an annual rate of 5.0%. This rate is determined by subtracting a hold back margin for profit and expenses of .75% from the loan rate. After the tenth Policy anniversary the annual interest rate applicable to the loan account will be .5% higher based on a reduction in the hold back margin for profit and expenses of .5%. This reduction is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not reached their tenth anniversary. Adverse tax consequences could occur if a Policy subject to loans is surrendered or permitted to lapse.

     Right to Return Policy -- This Policy may be returned to The Mutual Life Insurance Company of New York during the period that starts with the Policy's delivery and ends on the latest of: (a) 10 days after delivery of the Policy to the rightsholder; (b) 45 days after part 1 of the application is signed; (c) 10 days after we mail or deliver a notice of withdrawal right. The Policy may be returned by delivery or mail, along with a written notice to cancel, to our home office, a local office, or to the agent who sold it. We will then promptly refund any premiums paid.

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                          (-1.49%
                                                    0.00% (-1.49% NET)                    0.00% (-1.49% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46        3,088           0              351       2,154     200,000           351       2,154     200,000           351
  2      47        3,088           0            2,140       4,205     200,000         2,140       4,205     200,000         2,442
  3      48        3,088           0            3,025       6,186     200,000         3,025       6,186     200,000         3,577
  4      49        3,088           0            4,916       8,077     200,000         4,916       8,077     200,000         5,667
  5      50        3,088           0            6,718       9,880     200,000         6,718       9,880     200,000         7,664
  6      51        3,088           0            8,751      11,597     200,000         8,751      11,597     200,000         9,843
  7      52        3,088           0           10,678      13,208     200,000        10,678      13,208     200,000        11,959
  8      53        3,088           0           12,502      14,715     200,000        12,502      14,715     200,000        14,011
  9      54        3,088           0           14,202      16,099     200,000        14,202      16,099     200,000        16,023
 10      55        3,088           0           15,782      17,363     200,000        15,782      17,363     200,000        17,975
 11      56        3,088           0           17,381      18,646     200,000        17,381      18,646     200,000        19,953
 12      57        3,088           0           18,827      19,775     200,000        18,827      19,775     200,000        21,755
 13      58        3,088           0           20,121      20,754     200,000        20,121      20,754     200,000        23,467
 14      59        3,088           0           21,245      21,561     200,000        21,245      21,561     200,000        25,114
 15      60        3,088           0           22,179      22,179     200,000        22,179      22,179     200,000        26,715
 16      61        3,088           0           22,587      22,587     200,000        22,587      22,587     200,000        27,936
 17      62        3,088           0           22,763      22,763     200,000        22,763      22,763     200,000        29,012
 18      63        3,088           0           22,708      22,708     200,000        22,708      22,708     200,000        29,904
 19      64        3,088           0           22,336      22,336     200,000        22,336      22,336     200,000        30,675
 20      65        3,088           0           21,621      21,621     200,000        21,621      21,621     200,000        31,327
 21      66        3,088           0           20,579      20,579     200,000        20,579      20,579     200,000        31,881
 22      67        3,088           0           19,116      19,116     200,000        19,116      19,116     200,000        32,276
 23      68        3,088           0           17,176      17,176     200,000        17,176      17,176     200,000        32,474
 24      69        3,088           0           14,699      14,699     200,000        14,699      14,699     200,000        32,413
 25      70        3,088           0           11,639      11,639     200,000        11,639      11,639     200,000        32,033
 26      71        3,088           0            7,872       7,872     200,000         7,872       7,872     200,000        31,328
 27      72        3,088           0            3,146       3,146     200,000         3,146       3,146     200,000        30,213
 28      73        3,088           0                0           0           0             0           0           0        28,718
 29      74        3,088           0                0           0           0             0           0           0        26,706
 30      75        3,088           0                0           0           0             0           0           0        24,117
 31      76        3,088           0                0           0           0             0           0           0        20,943
 32      77        3,088           0                0           0           0             0           0           0        16,998
 33      78        3,088           0                0           0           0             0           0           0        12,120
 34      79        3,088           0                0           0           0             0           0           0         5,335

         CURRENT CHARGES
      --------------------
        0.00% (-1.49% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1    2,154     200,000
  2    4,507     200,000
  3    6,738     200,000
  4    8,828     200,000
  5   10,826     200,000
  6   12,689     200,000
  7   14,488     200,000
  8   16,224     200,000
  9   17,920     200,000
 10   19,556     200,000
 11   21,218     200,000
 12   22,703     200,000
 13   24,100     200,000
 14   25,430     200,000
 15   26,715     200,000
 16   27,936     200,000
 17   29,012     200,000
 18   29,904     200,000
 19   30,675     200,000
 20   31,327     200,000
 21   31,881     200,000
 22   32,276     200,000
 23   32,474     200,000
 24   32,413     200,000
 25   32,033     200,000
 26   31,328     200,000
 27   30,213     200,000
 28   28,718     200,000
 29   26,706     200,000
 30   24,117     200,000
 31   20,943     200,000
 32   16,998     200,000
 33   12,120     200,000
 34    5,335     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                       0.00% (-1.49% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
  1      46       3,088           0            0        0            351        2,154    200,000
  2      47       3,088           0            0        0          2,442        4,507    200,000
  3      48       3,088           0            0        0          3,577        6,738    200,000
  4      49       3,088           0            0        0          5,667        8,828    200,000
  5      50       3,088           0            0        0          7,664       10,826    200,000
  6      51       3,088           0            0        0          9,843       12,689    200,000
  7      52       3,088           0            0        0         11,959       14,488    200,000
  8      53       3,088           0            0        0         14,011       16,224    200,000
  9      54       3,088           0            0        0         16,023       17,920    200,000
 10      55       3,088           0            0        0         17,975       19,556    200,000
 11      56       3,088           0            0        0         19,953       21,218    200,000
 12      57       3,088           0            0        0         21,755       22,703    200,000
 13      58       3,088           0            0        0         23,467       24,100    200,000
 14      59       3,088           0            0        0         25,114       25,430    200,000
 15      60       3,088           0            0        0         26,715       26,715    200,000
 16      61       3,088           0            0        0         27,936       27,936    200,000
 17      62       3,088           0            0        0         29,012       29,012    200,000
 18      63       3,088           0            0        0         29,904       29,904    200,000
 19      64       3,088           0            0        0         30,675       30,675    200,000
 20      65       3,088           0            0        0         31,327       31,327    200,000
 21      66       3,088           0            0        0         31,881       31,881    200,000
 22      67       3,088           0            0        0         32,276       32,276    200,000
 23      68       3,088           0            0        0         32,474       32,474    200,000
 24      69       3,088           0            0        0         32,413       32,413    200,000
 25      70       3,088           0            0        0         32,033       32,033    200,000
 26      71       3,088           0            0        0         31,328       31,328    200,000
 27      72       3,088           0            0        0         30,213       30,213    200,000
 28      73       3,088           0            0        0         28,718       28,718    200,000
 29      74       3,088           0            0        0         26,706       26,706    200,000
 30      75       3,088           0            0        0         24,117       24,117    200,000
 31      76       3,088           0            0        0         20,943       20,943    200,000
 32      77       3,088           0            0        0         16,998       16,998    200,000
 33      78       3,088           0            0        0         12,120       12,120    200,000
 34      79       3,088           0            0        0          5,335        5,335    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                       CURRENT
                                                                                                                       CHARGES
                                                                    GUARANTEED CHARGES                                ---------
                                          -----------------------------------------------------------------------       6.00%
                                                                                                                       (4.46%
                                                 0.00% (-1.49% NET)                     6.00% (4.46% NET)               NET)
                                          ---------------------------------     ---------------------------------     ---------
                  (1)          (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END               NET          NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              ANNUAL      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE     OUTLAY     SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46      3,088          0              351       2,154     200,000           501       2,304     200,000           501
  2      47      3,088          0            2,140       4,205     200,000         2,573       4,639     200,000         2,885
  3      48      3,088          0            3,025       6,186     200,000         3,877       7,039     200,000         4,465
  4      49      3,088          0            4,916       8,077     200,000         6,324       9,485     200,000         7,150
  5      50      3,088          0            6,718       9,880     200,000         8,821      11,983     200,000         9,895
  6      51      3,088          0            8,751      11,597     200,000        11,689      14,535     200,000        12,976
  7      52      3,088          0           10,678      13,208     200,000        14,595      17,124     200,000        16,147
  8      53      3,088          0           12,502      14,715     200,000        17,542      19,755     200,000        19,414
  9      54      3,088          0           14,202      16,099     200,000        20,513      22,410     200,000        22,806
 10      55      3,088          0           15,782      17,363     200,000        23,513      25,094     200,000        26,308
 11      56      3,088          0           17,381      18,646     200,000        26,734      27,998     200,000        30,067
 12      57      3,088          0           18,827      19,775     200,000        29,977      30,925     200,000        33,855
 13      58      3,088          0           20,121      20,754     200,000        33,249      33,881     200,000        37,760
 14      59      3,088          0           21,245      21,561     200,000        36,537      36,853     200,000        41,812
 15      60      3,088          0           22,179      22,179     200,000        39,826      39,826     200,000        46,042
 16      61      3,088          0           22,587      22,587     200,000        42,790      42,790     200,000        50,126
 17      62      3,088          0           22,763      22,763     200,000        45,731      45,731     200,000        54,322
 18      63      3,088          0           22,708      22,708     200,000        48,655      48,655     200,000        58,608
 19      64      3,088          0           22,336      22,336     200,000        51,497      51,497     200,000        63,051
 20      65      3,088          0           21,621      21,621     200,000        54,242      54,242     200,000        67,667
 21      66      3,088          0           20,579      20,579     200,000        56,926      56,926     200,000        72,506
 22      67      3,088          0           19,116      19,116     200,000        59,473      59,473     200,000        77,527
 23      68      3,088          0           17,176      17,176     200,000        61,850      61,850     200,000        82,723
 24      69      3,088          0           14,699      14,699     200,000        64,023      64,023     200,000        88,074
 25      70      3,088          0           11,639      11,639     200,000        65,971      65,971     200,000        93,570
 26      71      3,088          0            7,872       7,872     200,000        67,620      67,620     200,000        99,241
 27      72      3,088          0            3,146       3,146     200,000        68,811      68,811     200,000       105,075
 28      73      3,088          0                0           0           0        69,592      69,592     200,000       111,134
 29      74      3,088          0                0           0           0        69,786      69,786     200,000       117,401
 30      75      3,088          0                0           0           0        69,220      69,220     200,000       123,910
 31      76      3,088          0                0           0           0        67,741      67,741     200,000       130,732
 32      77      3,088          0                0           0           0        65,174      65,174     200,000       137,879
 33      78      3,088          0                0           0           0        61,299      61,299     200,000       145,403
 34      79      3,088          0                0           0           0        55,837      55,837     200,000       153,165
 35      80      3,088          0                0           0           0        48,407      48,407     200,000       161,457
 36      81      3,088          0                0           0           0        38,458      38,458     200,000       170,446
 37      82      3,088          0                0           0           0        25,239      25,239     200,000       180,305
 38      83      3,088          0                0           0           0         7,623       7,623     200,000       191,389
 39      84      3,088          0                0           0           0             0           0           0       203,198
 40      85      3,088          0                0           0           0             0           0           0       215,450

         CURRENT CHARGES
       --------------------
         6.00% (4.46% NET)
       --------------------
        (10)         (11)
END                BENEFIT
 OF     FUND       PAYABLE
YEAR    VALUE      AT DEATH
----  --------     --------
  1     2,304     200,000
  2     4,950     200,000
  3     7,626     200,000
  4    10,312     200,000
  5    13,057     200,000
  6    15,821     200,000
  7    18,676     200,000
  8    21,628     200,000
  9    24,703     200,000
 10    27,889     200,000
 11    31,332     200,000
 12    34,804     200,000
 13    38,392     200,000
 14    42,128     200,000
 15    46,042     200,000
 16    50,126     200,000
 17    54,322     200,000
 18    58,608     200,000
 19    63,051     200,000
 20    67,667     200,000
 21    72,506     200,000
 22    77,527     200,000
 23    82,723     200,000
 24    88,074     200,000
 25    93,570     200,000
 26    99,241     200,000
 27   105,075     200,000
 28   111,134     200,000
 29   117,401     200,000
 30   123,910     200,000
 31   130,732     200,000
 32   137,879     200,000
 33   145,403     200,000
 34   153,165     200,000
 35   161,457     200,000
 36   170,446     200,000
 37   180,305     200,000
 38   191,389     200,958
 39   203,198     213,358
 40   215,450     226,223

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                        CURRENT
                                                                                                                        CHARGES
                                                                      GUARANTEED CHARGES                               ---------
                                             ---------------------------------------------------------------------       6.00%
                                                                                                                        (4.46%
                                                    0.00% (-1.49% NET)                   6.00% (4.46% NET)               NET)
                                             --------------------------------     --------------------------------     ---------
                    (1)           (2)           (3)         (4)        (5)           (6)         (7)        (8)           (9)
END                 NET           NET          VALUE                 BENEFIT        VALUE                 BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON         FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER     VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     -----     --------     ---------
 41      86        3,088           0             0           0           0            0           0           0         228,154
 42      87        3,088           0             0           0           0            0           0           0         241,294
 43      88        3,088           0             0           0           0            0           0           0         254,876
 44      89        3,088           0             0           0           0            0           0           0         268,893
 45      90        3,088           0             0           0           0            0           0           0         283,336
 46      91        3,088           0             0           0           0            0           0           0         298,164
 47      92        3,088           0             0           0           0            0           0           0         313,861
 48      93        3,088           0             0           0           0            0           0           0         330,532
 49      94        3,088           0             0           0           0            0           0           0         348,435
 50      95        3,888           0             0           0           0            0           0           0         367,890

        CURRENT CHARGES
      --------------------
        6.00% (4.46% NET)
      --------------------
       (10)         (11)
END               BENEFIT
 OF    FUND       PAYABLE
YEAR   VALUE      AT DEATH
----  -------     --------
 41   228,154     239,562
 42   241,294     253,358
 43   254,876     267,620
 44   268,893     282,338
 45   283,336     297,502
 46   298,164     313,073
 47   313,861     326,416
 48   330,532     340,448
 49   348,435     355,403
 50   367,890     371,569

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the Contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
  1      46       3,088           0            0        0            501         2,304    200,000
  2      47       3,088           0            0        0          2,885         4,950    200,000
  3      48       3,088           0            0        0          4,465         7,626    200,000
  4      49       3,088           0            0        0          7,150        10,312    200,000
  5      50       3,088           0            0        0          9,895        13,057    200,000
  6      51       3,088           0            0        0         12,976        15,821    200,000
  7      52       3,088           0            0        0         16,147        18,676    200,000
  8      53       3,088           0            0        0         19,414        21,628    200,000
  9      54       3,088           0            0        0         22,806        24,703    200,000
 10      55       3,088           0            0        0         26,308        27,889    200,000
 11      56       3,088           0            0        0         30,067        31,332    200,000
 12      57       3,088           0            0        0         33,855        34,804    200,000
 13      58       3,088           0            0        0         37,760        38,392    200,000
 14      59       3,088           0            0        0         41,812        42,128    200,000
 15      60       3,088           0            0        0         46,042        46,042    200,000
 16      61       3,088           0            0        0         50,126        50,126    200,000
 17      62       3,088           0            0        0         54,322        54,322    200,000
 18      63       3,088           0            0        0         58,608        58,608    200,000
 19      64       3,088           0            0        0         63,051        63,051    200,000
 20      65       3,088           0            0        0         67,667        67,667    200,000
 21      66       3,088           0            0        0         72,506        72,506    200,000
 22      67       3,088           0            0        0         77,527        77,527    200,000
 23      68       3,088           0            0        0         82,723        82,723    200,000
 24      69       3,088           0            0        0         88,074        88,074    200,000
 25      70       3,088           0            0        0         93,570        93,570    200,000
 26      71       3,088           0            0        0         99,241        99,241    200,000
 27      72       3,088           0            0        0        105,075       105,075    200,000
 28      73       3,088           0            0        0        111,134       111,134    200,000
 29      74       3,088           0            0        0        117,401       117,401    200,000
 30      75       3,088           0            0        0        123,910       123,910    200,000
 31      76       3,088           0            0        0        130,732       130,732    200,000
 32      77       3,088           0            0        0        137,879       137,879    200,000
 33      78       3,088           0            0        0        145,403       145,403    200,000
 34      79       3,088           0            0        0        153,165       153,165    200,000
 35      80       3,088           0            0        0        161,457       161,457    200,000
 36      81       3,088           0            0        0        170,446       170,446    200,000
 37      82       3,088           0            0        0        180,305       180,305    200,000
 38      83       3,088           0            0        0        191,389       191,389    200,958
 39      84       3,088           0            0        0        203,198       203,198    213,358
 40      85       3,088           0            0        0        215,450       215,450    226,223

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
 41      86       3,088           0            0        0        228,154       228,154    239,562
 42      87       3,088           0            0        0        241,294       241,294    253,358
 43      88       3,088           0            0        0        254,876       254,876    267,620
 44      89       3,088           0            0        0        268,893       268,893    282,338
 45      90       3,088           0            0        0        283,336       283,336    297,502
 46      91       3,088           0            0        0        298,164       298,164    313,073
 47      92       3,088           0            0        0        313,861       313,861    326,416
 48      93       3,088           0            0        0        330,532       330,532    340,448
 49      94       3,088           0            0        0        348,435       348,435    355,403
 50      95       3,088           0            0        0        367,890       367,890    371,569

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results nay be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             ---------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                      12.00% (10.42% NET)
                                             ---------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)         (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                  BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON           FUND         PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     ------     --------     ---------     ---------     ---------
  1      46        3,088           0              351       2,154     200,000           652          2,455       200,000
  2      47        3,088           0            2,140       4,205     200,000         3,026          5,091       200,000
  3      48        3,088           0            3,025       6,186     200,000         4,803          7,964       200,000
  4      49        3,088           0            4,916       8,077     200,000         7,916         11,077       200,000
  5      50        3,088           0            6,718       9,880     200,000        11,296         14,458       200,000
  6      51        3,088           0            8,751      11,597     200,000        15,293         18,139       200,000
  7      52        3,088           0           10,678      13,208     200,000        19,603         22,132       200,000
  8      53        3,088           0           12,502      14,715     200,000        24,264         26,477       200,000
  9      54        3,088           0           14,202      16,099     200,000        29,299         31,195       200,000
 10      55        3,088           0           15,782      17,363     200,000        34,754         36,334       200,000
 11      56        3,088           0           17,381      18,646     200,000        40,946         42,210       200,000
 12      57        3,088           0           18,827      19,775     200,000        47,697         48,645       200,000
 13      58        3,088           0           20,121      20,754     200,000        55,085         55,717       200,000
 14      59        3,088           0           21,245      21,561     200,000        63,182         63,498       200,000
 15      60        3,088           0           22,179      22,179     200,000        72,072         72,072       200,000
 16      61        3,088           0           22,587      22,587     200,000        81,542         81,542       200,000
 17      62        3,088           0           22,763      22,763     200,000        92,027         92,027       200,000
 18      63        3,088           0           22,708      22,708     200,000       103,684        103,684       200,000
 19      64        3,088           0           22,336      22,336     200,000       116,651        116,651       200,000
 20      65        3,088           0           21,621      21,621     200,000       131,134        131,134       200,000
 21      66        3,088           0           20,579      20,579     200,000       147,447        147,447       200,000
 22      67        3,088           0           19,116      19,116     200,000       165,834        165,834       200,000
 23      68        3,088           0           17,176      17,176     200,000       186,426        186,426       219,983
 24      69        3,088           0           14,699      14,699     200,000       209,129        209,129       244,681
 25      70        3,088           0           11,639      11,639     200,000       234,159        234,159       271,624
 26      71        3,088           0            7,872       7,872     200,000       261,745        261,745       301,007
 27      72        3,088           0            3,146       3,146     200,000       292,235        292,235       330,225
 28      73        3,088           0                0           0           0       326,016        326,016       361,878
 29      74        3,088           0                0           0           0       363,479        363,479       396,192
 30      75        3,088           0                0           0           0       405,101        405,101       433,458
 31      76        3,088           0                0           0           0       451,462        451,462       474,035
 32      77        3,088           0                0           0           0       502,588        502,588       527,718
 33      78        3,088           0                0           0           0       558,941        558,941       586,888
 34      79        3,088           0                0           0           0       621,019        621,019       652,070
 35      80        3,088           0                0           0           0       689,361        689,361       723,829
 36      81        3,088           0                0           0           0       764,534        764,534       802,761
 37      82        3,088           0                0           0           0       847,143        847,143       889,500
 38      83        3,088           0                0           0           0       937,802        937,802       984,692
 39      84        3,088           0                0           0           0     1,037,161      1,037,161     1,089,019
 40      85        3,088           0                0           0           0     1,145,904      1,145,904     1,203,199

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)          (10)          (11)
END     VALUE                      BENEFIT
 OF      ON           FUND         PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ---------     ---------
  1        652          2,455       200,000
  2      3,347          5,412       200,000
  3      5,426          8,588       200,000
  4      8,822         11,983       200,000
  5     12,513         15,674       200,000
  6     16,804         19,649       200,000
  7     21,482         24,011       200,000
  8     26,592         28,805       200,000
  9     32,204         34,101       200,000
 10     38,354         39,935       200,000
 11     45,330         46,594       200,000
 12     52,926         53,875       200,000
 13     61,303         61,935       200,000
 14     70,577         70,893       200,000
 15     80,877         80,877       200,000
 16     91,999         91,999       200,000
 17    104,350        104,350       200,000
 18    118,078        118,078       200,000
 19    133,408        133,408       200,000
 20    150,559        150,559       200,000
 21    169,836        169,836       203,803
 22    191,260        191,260       227,600
 23    214,957        214,957       253,650
 24    241,157        241,157       282,153
 25    270,112        270,112       313,330
 26    302,119        302,119       347,437
 27    337,561        337,561       381,444
 28    376,857        376,857       418,312
 29    420,445        420,445       458,285
 30    468,849        468,849       501,669
 31    522,691        522,691       548,826
 32    582,229        582,229       611,340
 33    648,032        648,032       680,434
 34    720,574        720,574       756,603
 35    800,612        800,612       840,643
 36    888,884        888,884       933,328
 37    986,132        986,132     1,035,438
 38   1,093,524     1,093,524     1,148,201
 39   1,211,828     1,211,828     1,272,419
 40   1,341,981     1,341,981     1,409,080

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             --------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                     12.00% (10.42% NET)
                                             --------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)        (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                 BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON           FUND         PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     -----     --------     ---------     ---------     ---------
 41      86        3,088           0             0           0           0        1,264,758     1,264,758     1,327,996
 42      87        3,088           0             0           0           0        1,394,497     1,394,497     1,464,222
 43      88        3,088           0             0           0           0        1,535,948     1,535,948     1,612,745
 44      89        3,088           0             0           0           0        1,689,976     1,689,976     1,774,474
 45      90        3,088           0             0           0           0        1,857,496     1,857,496     1,950,371
 46      91        3,088           0             0           0           0        2,039,413     2,039,413     2,141,384
 47      92        3,088           0             0           0           0        2,242,553     2,242,553     2,332,255
 48      93        3,088           0             0           0           0        2,470,540     2,470,540     2,544,656
 49      94        3,088           0             0           0           0        2,727,836     2,727,336     2,782,392
 50      95        3,088           0             0           0           0        3,020,010     3,020,010     3,050,210

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)          (10)          (11)
END     VALUE                      BENEFIT
 OF      ON           FUND         PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ---------     ---------
 41   1,485,103     1,485,103     1,559,358
 42   1,642,245     1,642,245     1,724,357
 43   1,814,699     1,814,699     1,905,434
 44   2,003,755     2,003,755     2,103,942
 45   2,210,786     2,210,786     2,321,325
 46   2,437,043     2,437,043     2,558,895
 47   2,688,285     2,688,285     2,795,817
 48   2,967,872     2,967,872     3,056,908
 49   3,281,000     3,281,000     3,346,620
 50   3,634,229     3,634,229     3,670,571

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 3/5/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON                        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER     FUND VALUE    AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
  1      46       3,088           0            0        0            652           2,455      200,000
  2      47       3,088           0            0        0          3,347           5,412      200,000
  3      48       3,088           0            0        0          5,426           8,588      200,000
  4      49       3,088           0            0        0          8,822          11,983      200,000
  5      50       3,088           0            0        0         12,513          15,674      200,000
  6      51       3,088           0            0        0         16,804          19,649      200,000
  7      52       3,088           0            0        0         21,482          24,011      200,000
  8      53       3,088           0            0        0         26,592          28,805      200,000
  9      54       3,088           0            0        0         32,204          34,101      200,000
 10      55       3,088           0            0        0         38,354          39,935      200,000
 11      56       3,088           0            0        0         45,330          46,594      200,000
 12      57       3,088           0            0        0         52,926          53,875      200,000
 13      58       3,088           0            0        0         61,303          61,935      200,000
 14      59       3,088           0            0        0         70,577          70,893      200,000
 15      60       3,088           0            0        0         80,877          80,877      200,000
 16      61       3,088           0            0        0         91,999          91,999      200,000
 17      62       3,088           0            0        0        104,350         104,350      200,000
 18      63       3,088           0            0        0        118,078         118,078      200,000
 19      64       3,088           0            0        0        133,408         133,408      200,000
 20      65       3,088           0            0        0        150,559         150,559      200,000
 21      66       3,088           0            0        0        169,836         169,836      203,803
 22      67       3,088           0            0        0        191,260         191,260      227,600
 23      68       3,088           0            0        0        214,957         214,957      253,650
 24      69       3,088           0            0        0        241,157         241,157      282,153
 25      70       3,088           0            0        0        270,112         270,112      313,330
 26      71       3,088           0            0        0        302,119         302,119      347,437
 27      72       3,088           0            0        0        337,561         337,561      381,444
 28      73       3,088           0            0        0        376,857         376,857      418,312
 29      74       3,088           0            0        0        420,445         420,445      458,285
 30      75       3,088           0            0        0        468,849         468,849      501,669
 31      76       3,088           0            0        0        522,691         522,691      548,826
 32      77       3,088           0            0        0        582,229         582,229      611,340
 33      78       3,088           0            0        0        648,032         648,032      680,434
 34      79       3,088           0            0        0        720,574         720,574      756,603
 35      80       3,088           0            0        0        800,612         800,612      840,643
 36      81       3,088           0            0        0        888,884         888,884      933,328
 37      82       3,088           0            0        0        986,132         986,132    1,035,438
 38      83       3,088           0            0        0      1,093,524       1,093,524    1,148,201
 39      84       3,088           0            0        0      1,211,828       1,211,828    1,272,419
 40      85       3,088           0            0        0      1,341,981       1,341,981    1,409,080

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                                                     BENEFIT
 OF                           PREMIUM/       NET      TOTAL     VALUE ON         FUND        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER       VALUE       AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
 41      86       3,088           0            0        0       1,485,103      1,485,103    1,559,358
 42      87       3,088           0            0        0       1,642,245      1,642,245    1,724,357
 43      88       3,088           0            0        0       1,814,699      1,814,699    1,905,434
 44      89       3,088           0            0        0       2,003,755      2,003,755    2,103,942
 45      90       3,088           0            0        0       2,210,786      2,210,786    2,321,325
 46      91       3,088           0            0        0       2,437,043      2,437,043    2,558,895
 47      92       3,088           0            0        0       2,688,285      2,688,285    2,795,817
 48      93       3,088           0            0        0       2,967,872      2,967,872    3,056,908
 49      94       3,088           0            0        0       3,281,000      3,281,000    3,346,620
 50      95       3,088           0            0        0       3,634,229      3,634,229    3,670,571

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $3,473.42            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                          (-1.49%
                                                    0.00% (-1.49% NET)                    0.00% (-1.49% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46        2,578           0               58       1,728     200,000            58       1,728     200,000            58
  2      47        2,578           0            1,490       3,380     200,000         1,490       3,380     200,000         1,817
  3      48        2,578           0            2,185       4,990     200,000         2,185       4,990     200,000         2,810
  4      49        2,578           0            3,730       6,535     200,000         3,730       6,535     200,000         4,577
  5      50        2,578           0            5,189       7,994     200,000         5,189       7,994     200,000         6,254
  6      51        2,578           0            6,867       9,391     200,000         6,867       9,391     200,000         7,988
  7      52        2,578           0            8,463      10,706     200,000         8,463      10,706     200,000         9,661
  8      53        2,578           0            9,977      11,940     200,000         9,977      11,940     200,000        11,297
  9      54        2,578           0           11,413      13,096     200,000        11,413      13,096     200,000        12,896
 10      55        2,578           0           12,771      14,173     200,000        12,771      14,173     200,000        14,437
 11      56        2,578           0           14,161      15,283     200,000        14,161      15,283     200,000        15,996
 12      57        2,578           0           15,460      16,301     200,000        15,460      16,301     200,000        17,483
 13      58        2,578           0           16,668      17,229     200,000        16,668      17,229     200,000        18,922
 14      59        2,578           0           17,786      18,067     200,000        17,786      18,067     200,000        20,249
 15      60        2,578           0           18,817      18,817     200,000        18,817      18,817     200,000        21,551
 16      61        2,578           0           19,479      19,479     200,000        19,479      19,479     200,000        22,547
 17      62        2,578           0           20,011      20,011     200,000        20,011      20,011     200,000        23,520
 18      63        2,578           0           20,393      20,393     200,000        20,393      20,393     200,000        24,363
 19      64        2,578           0           20,605      20,605     200,000        20,605      20,605     200,000        25,183
 20      65        2,578           0           20,603      20,603     200,000        20,603      20,603     200,000        25,898
 21      66        2,578           0           20,396      20,396     200,000        20,396      20,396     200,000        26,518
 22      67        2,578           0           19,953      19,953     200,000        19,953      19,953     200,000        27,014
 23      68        2,578           0           19,249      19,249     200,000        19,249      19,249     200,000        27,366
 24      69        2,578           0           18,281      18,281     200,000        18,281      18,281     200,000        27,575
 25      70        2,578           0           17,023      17,023     200,000        17,023      17,023     200,000        27,681
 26      71        2,578           0           15,423      15,423     200,000        15,423      15,423     200,000        27,603
 27      72        2,578           0           13,384      13,384     200,000        13,384      13,384     200,000        27,339
 28      73        2,578           0           10,822      10,822     200,000        10,822      10,822     200,000        26,868
 29      74        2,578           0            7,579       7,579     200,000         7,579       7,579     200,000        26,126
 30      75        2,578           0            3,525       3,525     200,000         3,525       3,525     200,000        25,088
 31      76        2,578           0                0           0           0             0           0           0        23,642
 32      77        2,578           0                0           0           0             0           0           0        21,778
 33      78        2,578           0                0           0           0             0           0           0        19,417
 34      79        2,578           0                0           0           0             0           0           0        16,408
 35      80        2,578           0                0           0           0             0           0           0        12,718
 36      81        2,578           0                0           0           0             0           0           0         8,124
 37      82        2,578           0                0           0           0             0           0           0         2,586

        CURRENT CHARGES
      -------------------
      0.00%  (-1.49% NET)
      -------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1    1,728     200,000
  2    3,708     200,000
  3    5,614     200,000
  4    7,381     200,000
  5    9,058     200,000
  6   10,512     200,000
  7   11,905     200,000
  8   13,260     200,000
  9   14,579     200,000
 10   15,840     200,000
 11   17,118     200,000
 12   18,324     200,000
 13   19,483     200,000
 14   20,529     200,000
 15   21,551     200,000
 16   22,547     200,000
 17   23,520     200,000
 18   24,363     200,000
 19   25,183     200,000
 20   25,898     200,000
 21   26,518     200,000
 22   27,014     200,000
 23   27,366     200,000
 24   27,575     200,000
 25   27,681     200,000
 26   27,603     200,000
 27   27,339     200,000
 28   26,868     200,000
 29   26,126     200,000
 30   25,088     200,000
 31   23,642     200,000
 32   21,778     200,000
 33   19,417     200,000
 34   16,408     200,000
 35   12,718     200,000
 36    8,124     200,000
 37    2,586     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 83.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        0.00% (-1.49% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
  1      46       2,578           0            0        0             58         1,728    200,000
  2      47       2,578           0            0        0          1,817         3,708    200,000
  3      48       2,578           0            0        0          2,810         5,614    200,000
  4      49       2,578           0            0        0          4,577         7,381    200,000
  5      50       2,578           0            0        0          6,254         9,058    200,000
  6      51       2,578           0            0        0          7,988        10,512    200,000
  7      52       2,578           0            0        0          9,661        11,905    200,000
  8      53       2,578           0            0        0         11,297        13,260    200,000
  9      54       2,578           0            0        0         12,896        14,579    200,000
 10      55       2,578           0            0        0         14,437        15,840    200,000
 11      56       2,578           0            0        0         15,996        17,118    200,000
 12      57       2,578           0            0        0         17,483        18,324    200,000
 13      58       2,578           0            0        0         18,922        19,483    200,000
 14      59       2,578           0            0        0         20,249        20,529    200,000
 15      60       2,578           0            0        0         21,551        21,551    200,000
 16      61       2,578           0            0        0         22,547        22,547    200,000
 17      62       2,578           0            0        0         23,520        23,520    200,000
 18      63       2,578           0            0        0         24,363        24,363    200,000
 19      64       2,578           0            0        0         25,183        25,183    200,000
 20      65       2,578           0            0        0         25,898        25,898    200,000
 21      66       2,578           0            0        0         26,518        26,518    200,000
 22      67       2,578           0            0        0         27,014        27,014    200,000
 23      68       2,578           0            0        0         27,366        27,366    200,000
 24      69       2,578           0            0        0         27,575        27,575    200,000
 25      70       2,578           0            0        0         27,681        27,681    200,000
 26      71       2,578           0            0        0         27,603        27,603    200,000
 27      72       2,578           0            0        0         27,339        27,339    200,000
 28      73       2,578           0            0        0         26,868        26,868    200,000
 29      74       2,578           0            0        0         26,126        26,126    200,000
 30      75       2,578           0            0        0         25,088        25,088    200,000
 31      76       2,578           0            0        0         23,642        23,642    200,000
 32      77       2,578           0            0        0         21,778        21,778    200,000
 33      78       2,578           0            0        0         19,417        19,417    200,000
 34      79       2,578           0            0        0         16,408        16,408    200,000
 35      80       2,578           0            0        0         12,718        12,718    200,000
 36      81       2,578           0            0        0          8,124         8,124    200,000
 37      82       2,578           0            0        0          2,586         2,586    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 83.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       6.00%
                                                                                                                          (4.46%
                                                    0.00% (- 1.49% NET)                    6.00% (4.46% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)          (4)        (5)           (6)          (7)        (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER      VALUE     AT DEATH     SURRENDER      VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -------    --------     ---------     -------    --------     ---------
  1      46        2,578           0               58        1,728    200,000           181        1,851    200,000           181
  2      47        2,578           0            1,490        3,380    200,000         1,844        3,734    200,000         2,181
  3      48        2,578           0            2,185        4,990    200,000         2,879        5,683    200,000         3,542
  4      49        2,578           0            3,730        6,535    200,000         4,874        7,679    200,000         5,805
  5      50        2,578           0            5,189        7,994    200,000         6,897        9,701    200,000         8,106
  6      51        2,578           0            6,867        9,391    200,000         9,252       11,776    200,000        10,589
  7      52        2,578           0            8,463       10,706    200,000        11,640       13,883    200,000        13,134
  8      53        2,578           0            9,977       11,940    200,000        14,064       16,027    200,000        15,767
  9      54        2,578           0           11,413       13,096    200,000        16,528       18,211    200,000        18,494
 10      55        2,578           0           12,771       14,173    200,000        19,035       20,437    200,000        21,297
 11      56        2,578           0           14,161       15,283    200,000        21,739       22,860    200,000        24,301
 12      57        2,578           0           15,460       16,301    200,000        24,492       25,334    200,000        27,391
 13      58        2,578           0           16,668       17,229    200,000        27,301       27,862    200,000        30,597
 14      59        2,578           0           17,786       18,067    200,000        30,172       30,452    200,000        33,863
 15      60        2,578           0           18,817       18,817    200,000        33,109       33,109    200,000        37,278
 16      61        2,578           0           19,479       19,479    200,000        35,840       35,840    200,000        40,570
 17      62        2,578           0           20,011       20,011    200,000        38,611       38,611    200,000        44,030
 18      63        2,578           0           20,393       20,393    200,000        41,410       41,410    200,000        47,574
 19      64        2,578           0           20,605       20,605    200,000        44,224       44,224    200,000        51,304
 20      65        2,578           0           20,603       20,603    200,000        47,022       47,022    200,000        55,159
 21      66        2,578           0           20,396       20,396    200,000        49,826       49,826    200,000        59,172
 22      67        2,578           0           19,953       19,953    200,000        52,609       52,609    200,000        63,321
 23      68        2,578           0           19,249       19,249    200,000        55,360       55,360    200,000        67,604
 24      69        2,578           0           18,281       18,281    200,000        58,085       58,085    200,000        72,036
 25      70        2,578           0           17,023       17,023    200,000        60,771       60,771    200,000        76,666
 26      71        2,578           0           15,423       15,423    200,000        63,393       63,393    200,000        81,451
 27      72        2,578           0           13,384       13,384    200,000        65,886       65,886    200,000        86,413
 28      73        2,578           0           10,822       10,822    200,000        68,206       68,206    200,000        91,561
 29      74        2,578           0            7,579        7,579    200,000        70,254       70,254    200,000        96,880
 30      75        2,578           0            3,525        3,525    200,000        71,958       71,958    200,000       102,387
 31      76        2,578           0                0            0          0        73,223       73,223    200,000       108,055
 32      77        2,578           0                0            0          0        73,961       73,961    200,000       113,924
 33      78        2,578           0                0            0          0        74,095       74,095    200,000       120,006
 34      79        2,578           0                0            0          0        73,488       73,488    200,000       126,292
 35      80        2,578           0                0            0          0        71,991       71,991    200,000       132,845
 36      81        2,578           0                0            0          0        69,366       69,366    200,000       139,669
 37      82        2,578           0                0            0          0        65,305       65,305    200,000       146,857
 38      83        2,578           0                0            0          0        59,341       59,341    200,000       154,385
 39      84        2,578           0                0            0          0        50,844       50,844    200,000       162,366
 40      85        2,578           0                0            0          0        39,025       39,025    200,000       170,875

        CURRENT CHARGES
      --------------------
        6.00% (4.46% NET)
      --------------------
        (10)        (11)
END               BENEFIT
 OF     FUND      PAYABLE
YEAR   VALUE      AT DEATH
----  --------    --------
  1      1,851    200,000
  2      4,071    200,000
  3      6,347    200,000
  4      8,610    200,000
  5     10,910    200,000
  6     13,113    200,000
  7     15,378    200,000
  8     17,731    200,000
  9     20,177    200,000
 10     22,699    200,000
 11     25,423    200,000
 12     28,233    200,000
 13     31,158    200,000
 14     34,143    200,000
 15     37,278    200,000
 16     40,570    200,000
 17     44,030    200,000
 18     47,574    200,000
 19     51,304    200,000
 20     55,159    200,000
 21     59,172    200,000
 22     63,321    200,000
 23     67,604    200,000
 24     72,036    200,000
 25     76,666    200,000
 26     81,451    200,000
 27     86,413    200,000
 28     91,561    200,000
 29     96,880    200,000
 30    102,387    200,000
 31    108,055    200,000
 32    113,924    200,000
 33    120,006    200,000
 34    126,292    200,000
 35    132,845    200,000
 36    139,669    200,000
 37    146,857    200,000
 38    154,385    200,000
 39    162,366    200,000
 40    170,875    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                          STANDARD LEDGER STATEMENT

FOR:                                                   MONY EQUITYMASTER                             SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45               FLEXIBLE PREMIUM VARIABLE LIFE                          INITIAL DEATH BENEFIT =
TABLE: 0                                                   TO AGE 95                                            SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00            THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                                              YORK
                                                       DECLARED PREMIUMS

                                                                                                                         CURRENT
                                                                                                                         CHARGES
                                                                       GUARANTEED CHARGES                               ---------
                                             ----------------------------------------------------------------------       6.00%
                                                                                                                         (4.46%
                                                    0.00% (-1.49% NET)                    6.00% (4.46% NET)               NET)
                                             --------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)        (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                 BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     ------     --------     ---------
 41      86        2,578           0             0           0           0          22,751      22,751     200,000       180,113
 42      87        2,578           0             0           0           0             499         499     200,000       190,386
 43      88        2,578           0             0           0           0               0           0           0       201,400
 44      89        2,578           0             0           0           0               0           0           0       212,777
 45      90        2,578           0             0           0           0               0           0           0       224,506
 46      91        2,578           0             0           0           0               0           0           0       236,556
 47      92        2,578           0             0           0           0               0           0           0       249,325
 48      93        2,578           0             0           0           0               0           0           0       262,937
 49      94        2,578           0             0           0           0               0           0           0       277,553
 50      95        2,578           0             0           0           0               0           0           0       293,353

         CURRENT CHARGES
      --------------------
       6.00%  (4.46% NET)
      --------------------
        (10)        (11)
END               BENEFIT
 OF     FUND      PAYABLE
YEAR   VALUE      AT DEATH
----  --------    --------
 41    180,113    200,000
 42    190,386    200,000
 43    201,400    211,470
 44    212,777    223,416
 45    224,506    235,731
 46    236,556    248,384
 47    249,325    259,298
 48    262,937    270,825
 49    277,553    283,104
 50    293,353    296,287

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378        THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND       PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------     --------
  1      46       2,578           0            0        0            181        1,851     200,000
  2      47       2,578           0            0        0          2,181        4,071     200,000
  3      48       2,578           0            0        0          3,542        6,347     200,000
  4      49       2,578           0            0        0          5,805        8,610     200,000
  5      50       2,578           0            0        0          8,106       10,910     200,000
  6      51       2,578           0            0        0         10,589       13,113     200,000
  7      52       2,578           0            0        0         13,134       15,378     200,000
  8      53       2,578           0            0        0         15,767       17,731     200,000
  9      54       2,578           0            0        0         18,494       20,177     200,000
 10      55       2,578           0            0        0         21,297       22,699     200,000
 11      56       2,578           0            0        0         24,301       25,423     200,000
 12      57       2,578           0            0        0         27,391       28,233     200,000
 13      58       2,578           0            0        0         30,597       31,158     200,000
 14      59       2,578           0            0        0         33,863       34,143     200,000
 15      60       2,578           0            0        0         37,278       37,278     200,000
 16      61       2,578           0            0        0         40,570       40,570     200,000
 17      62       2,578           0            0        0         44,030       44,030     200,000
 18      63       2,578           0            0        0         47,574       47,574     200,000
 19      64       2,578           0            0        0         51,304       51,304     200,000
 20      65       2,578           0            0        0         55,159       55,159     200,000
 21      66       2,578           0            0        0         59,172       59,172     200,000
 22      67       2,578           0            0        0         63,321       63,321     200,000
 23      68       2,578           0            0        0         67,604       67,604     200,000
 24      69       2,578           0            0        0         72,036       72,036     200,000
 25      70       2,578           0            0        0         76,666       76,666     200,000
 26      71       2,578           0            0        0         81,451       81,451     200,000
 27      72       2,578           0            0        0         86,413       86,413     200,000
 28      73       2,578           0            0        0         91,561       91,561     200,000
 29      74       2,578           0            0        0         96,880       96,880     200,000
 30      75       2,578           0            0        0        102,387      102,387     200,000
 31      76       2,578           0            0        0        108,055      108,055     200,000
 32      77       2,578           0            0        0        113,924      113,924     200,000
 33      78       2,578           0            0        0        120,006      120,006     200,000
 34      79       2,578           0            0        0        126,292      126,292     200,000
 35      80       2,578           0            0        0        132,845      132,845     200,000
 36      81       2,578           0            0        0        139,669      139,669     200,000
 37      82       2,578           0            0        0        146,857      146,857     200,000
 38      83       2,578           0            0        0        154,385      154,385     200,000
 39      84       2,578           0            0        0        162,366      162,366     200,000
 40      85       2,578           0            0        0        170,875      170,875     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378        THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
 41      86       2,578           0            0        0        180,113       180,113    200,000
 42      87       2,578           0            0        0        190,386       190,386    200,000
 43      88       2,578           0            0        0        201,400       201,400    211,470
 44      89       2,578           0            0        0        212,777       212,777    223,416
 45      90       2,578           0            0        0        224,506       224,506    235,731
 46      91       2,578           0            0        0        236,556       236,556    248,384
 47      92       2,578           0            0        0        249,325       249,325    259,298
 48      93       2,578           0            0        0        262,937       262,937    270,825
 49      94       2,578           0            0        0        277,553       277,553    283,104
 50      95       2,578           0            0        0        293,353       293,353    296,287

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                                                                                           CURRENT
                                                                                                                           CHARGES
                                                                        GUARANTEED CHARGES                                ---------
                                             -------------------------------------------------------------------------     12.00%
                                                                                                                          (-10.42%
                                                    0.00% (-1.49% NET)                    12.00% (-10.42% NET)              NET)
                                             ---------------------------------     -----------------------------------    ---------
                    (1)           (2)           (3)         (4)         (5)           (6)          (7)          (8)          (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                    BENEFIT       VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND        PAYABLE        ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER      VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     -------     ---------    ---------
  1      46        2,578           0               58       1,728     200,000           304        1,975       200,000         304
  2      47        2,578           0            1,490       3,380     200,000         2,213        4,103       200,000       2,560
  3      48        2,578           0            2,185       4,990     200,000         3,632        6,436       200,000       4,335
  4      49        2,578           0            3,730       6,535     200,000         6,168        8,973       200,000       7,189
  5      50        2,578           0            5,189       7,994     200,000         8,907       11,712       200,000      10,276
  6      51        2,578           0            6,867       9,391     200,000        12,177       14,701       200,000      13,765
  7      52        2,578           0            8,463      10,706     200,000        15,703       17,946       200,000      17,556
  8      53        2,578           0            9,977      11,940     200,000        19,515       21,478       200,000      21,706
  9      54        2,578           0           11,413      13,096     200,000        23,647       25,330       200,000      26,256
 10      55        2,578           0           12,771      14,173     200,000        28,138       29,540       200,000      31,227
 11      56        2,578           0           14,161      15,283     200,000        33,240       34,362       200,000      36,857
 12      57        2,578           0           15,460      16,301     200,000        38,822       39,663       200,000      43,043
 13      58        2,578           0           16,668      17,229     200,000        44,945       45,506       200,000      49,875
 14      59        2,578           0           17,786      18,067     200,000        51,678       51,959       200,000      57,376
 15      60        2,578           0           18,817      18,817     200,000        59,101       59,101       200,000      65,703
 16      61        2,578           0           19,479      19,479     200,000        67,021       67,021       200,000      74,673
 17      62        2,578           0           20,011      20,011     200,000        75,788       75,788       200,000      84,679
 18      63        2,578           0           20,393      20,393     200,000        85,502       85,502       200,000      95,774
 19      64        2,578           0           20,605      20,605     200,000        96,279       96,279       200,000     108,165
 20      65        2,578           0           20,603      20,603     200,000       108,248      108,248       200,000     121,967
 21      66        2,578           0           20,396      20,396     200,000       121,622      121,622       200,000     137,404
 22      67        2,578           0           19,953      19,953     200,000       136,568      136,568       200,000     154,649
 23      68        2,578           0           19,249      19,249     200,000       153,322      153,322       200,000     173,936
 24      69        2,578           0           18,281      18,281     200,000       172,164      172,164       201,432     195,361
 25      70        2,578           0           17,023      17,023     200,000       193,172      193,172       224,080     219,095
 26      71        2,578           0           15,423      15,423     200,000       216,397      216,397       248,856     245,373
 27      72        2,578           0           13,384      13,384     200,000       242,118      242,118       273,594     274,510
 28      73        2,578           0           10,822      10,822     200,000       270,624      270,624       300,393     306,830
 29      74        2,578           0            7,579       7,579     200,000       302,233      302,233       329,434     342,694
 30      75        2,578           0            3,525       3,525     200,000       337,326      337,326       360,939     382,517
 31      76        2,578           0                0           0           0       376,346      376,346       395,163     426,762
 32      77        2,578           0                0           0           0       419,462      419,462       440,435     475,755
 33      78        2,578           0                0           0           0       467,087      467,087       490,441     529,992
 34      79        2,578           0                0           0           0       519,661      519,661       545,644     590,003
 35      80        2,578           0                0           0           0       577,667      577,667       606,550     656,392
 36      81        2,578           0                0           0           0       641,618      641,618       673,699     729,787
 37      82        2,578           0                0           0           0       712,062      712,062       747,665     810,915
 38      83        2,578           0                0           0           0       789,568      789,568       829,046     900,463
 39      84        2,578           0                0           0           0       874,733      874,733       918,469     999,240
 40      85        2,578           0                0           0           0       968,199      968,199     1,016,609   1,108,003

          CURRENT CHARGES
      -----------------------
        12.00%  (-10.42% NET)
      -----------------------
        (10)          (11)
END                  BENEFIT
 OF     FUND         PAYABLE
YEAR    VALUE       AT DEATH
----  ---------     ---------
  1       1,975       200,000
  2       4,450       200,000
  3       7,139       200,000
  4       9,993       200,000
  5      13,081       200,000
  6      16,289       200,000
  7      19,800       200,000
  8      23,670       200,000
  9      27,938       200,000
 10      32,629       200,000
 11      37,978       200,000
 12      43,885       200,000
 13      50,436       200,000
 14      57,657       200,000
 15      65,703       200,000
 16      74,673       200,000
 17      84,679       200,000
 18      95,774       200,000
 19     108,165       200,000
 20     121,967       200,000
 21     137,404       200,000
 22     154,449       200,000
 23     173,936       205,244
 24     195,361       228,573
 25     219,095       254,151
 26     245,373       282,179
 27     274,510       310,196
 28     306,830       340,582
 29     342,694       373,537
 30     382,517       409,293
 31     426,762       448,100
 32     475,755       499,543
 33     529,992       556,492
 34     590,003       619,503
 35     656,392       689,211
 36     729,787       766,276
 37     810,915       851,461
 38      90,063       945,486
 39     999,240     1,049,202
 40   1,108,003     1,163,403

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             --------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                    12.00% (-10.42% NET)
                                             --------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)        (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                 BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON            FUND        PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     -----     --------     ---------     ----------    ---------
 41      86        2,578           0             0           0           0        1,070,629      1,070,629    1,124,161
 42      87        2,578           0             0           0           0        1,182,737      1,182,737    1,241,874
 43      88        2,578           0             0           0           0        1,305,243      1,305,243    1,370,505
 44      89        2,578           0             0           0           0        1,438,922      1,438,922    1,510,868
 45      90        2,578           0             0           0           0        1,584,522      1,584,522    1,663,748
 46      91        2,578           0             0           0           0        1,742,822      1,742,822    1,829,964
 47      92        2,578           0             0           0           0        1,918,968      1,918,968    1,995,727
 48      93        2,578           0             0           0           0        2,115,942      2,115,942    2,179,420
 49      94        2,578           0             0           0           0        2,337,470      2,337,470    2,884,219
 50      95        2,578           0             0           0           0        2,588,319      2,588,319    2,614,202

                 CURRENT CHARGES
      -------------------------------------

              12.00% (-10.42% NET)
      -------------------------------------
         (9)           (10)         (11)
END     VALUE                      BENEFIT
 OF      ON            FUND        PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ----------    ---------
 41   1,227,594      1,227,594    1,288,974
 42   1,358,912      1,358,912    1,426,857
 43   1,502,886      1,502,886    1,578,030
 44   1,660,840      1,660,840    1,743,882
 45   1,833,922      1,833,922    1,925,618
 46   2,023,180      2,023,180    2,124,339
 47   2,233,558      2,233,558    2,322,901
 48   2,468,269      2,468,269    2,542,317
 49   2,731,304      2,731,304    2,785,930
 50   3,027,386      3,027,386    3,057,660

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON                        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER     FUND VALUE    AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
  1      46       2,578           0            0        0            304           1,975      200,000
  2      47       2,578           0            0        0          2,560           4,450      200,000
  3      48       2,578           0            0        0          4,335           7,139      200,000
  4      49       2,578           0            0        0          7,189           9,993      200,000
  5      50       2,578           0            0        0         10,276          13,081      200,000
  6      51       2,578           0            0        0         13,765          16,289      200,000
  7      52       2,578           0            0        0         17,556          19,800      200,000
  8      53       2,578           0            0        0         21,706          23,670      200,000
  9      54       2,578           0            0        0         26,256          27,938      200,000
 10      55       2,578           0            0        0         31,227          32,629      200,000
 11      56       2,578           0            0        0         36,857          37,978      200,000
 12      57       2,578           0            0        0         43,043          43,885      200,000
 13      58       2,578           0            0        0         49,875          50,436      200,000
 14      59       2,578           0            0        0         57,376          57,657      200,000
 15      60       2,578           0            0        0         65,703          65,703      200,000
 16      61       2,578           0            0        0         74,673          74,673      200,000
 17      62       2,578           0            0        0         84,679          84,679      200,000
 18      63       2,578           0            0        0         95,774          95,774      200,000
 19      64       2,578           0            0        0        108,165         108,165      200,000
 20      65       2,578           0            0        0        121,967         121,967      200,000
 21      66       2,578           0            0        0        137,404         137,404      200,000
 22      67       2,578           0            0        0        154,649         154,649      200,000
 23      68       2,578           0            0        0        173,936         173,936      205,244
 24      69       2,578           0            0        0        195,361         195,361      228,573
 25      70       2,578           0            0        0        219,095         219,095      254,151
 26      71       2,578           0            0        0        245,373         245,373      282,179
 27      72       2,578           0            0        0        274,510         274,510      310,196
 28      73       2,578           0            0        0        306,830         306,830      340,582
 29      74       2,578           0            0        0        342,694         342,694      373,537
 30      75       2,578           0            0        0        382,517         382,517      409,293
 31      76       2,578           0            0        0        426,762         426,762      448,100
 32      77       2,578           0            0        0        475,755         475,755      499,543
 33      78       2,578           0            0        0        529,992         529,992      556,492
 34      79       2,578           0            0        0        590,003         590,003      619,503
 35      80       2,578           0            0        0        656,392         656,392      689,211
 36      81       2,578           0            0        0        729,787         729,787      766,276
 37      82       2,578           0            0        0        810,915         810,915      851,461
 38      83       2,578           0            0        0        900,463         900,463      945,486
 39      84       2,578           0            0        0        999,240         999,240    1,049,202
 40      85       2,578           0            0        0      1,108,003       1,108,003    1,163,403

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND         PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER       VALUE       AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ---------     ---------
 41      86       2,578           0            0        0       1,227,594     1,227,594     1,288,974
 42      87       2,578           0            0        0       1,358,912     1,358,912     1,426,857
 43      88       2,578           0            0        0       1,502,886     1,502,886     1,578,030
 44      89       2,578           0            0        0       1,660,840     1,660,840     1,743,882
 45      90       2,578           0            0        0       1,833,922     1,833,922     1,925,618
 46      91       2,578           0            0        0       2,023,180     2,023,180     2,124,339
 47      92       2,578           0            0        0       2,233,558     2,233,558     2,322,901
 48      93       2,578           0            0        0       2,468,269     2,468,269     2,542,317
 49      94       2,578           0            0        0       2,731,304     2,731,304     2,785,930
 50      95       2,578           0            0        0       3,027,386     3,027,386     3,057,660

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08          INITIAL GUIDELINE ANNUAL: $2,904.46            INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                   MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                                   TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00         THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                       DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                         (- 1.49%
                                                    0.00% (- 1.49% NET)                   0.00% (- 1.49% NET)              NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46        4,162           0              622       2,704     200,000           622       2,704     200,000           622
  2      47        4,162           0            2,683       5,122     200,000         2,683       5,122     200,000         3,146
  3      48        4,162           0            3,492       7,405     200,000         3,492       7,405     200,000         4,385
  4      49        4,162           0            5,622       9,535     200,000         5,622       9,535     200,000         6,914
  5      50        4,162           0            7,603      11,516     200,000         7,603      11,516     200,000         9,310
  6      51        4,162           0            9,830      13,352     200,000         9,830      13,352     200,000        11,945
  7      52        4,162           0           11,894      15,025     200,000        11,894      15,025     200,000        14,433
  8      53        4,162           0           13,754      16,493     200,000        13,754      16,493     200,000        16,820
  9      54        4,162           0           15,414      17,762     200,000        15,414      17,762     200,000        19,068
 10      55        4,162           0           16,834      18,791     200,000        16,834      18,791     200,000        21,158
 11      56        4,162           0           18,228      19,794     200,000        18,228      19,794     200,000        23,180
 12      57        4,162           0           19,371      20,545     200,000        19,371      20,545     200,000        25,040
 13      58        4,162           0           20,242      21,025     200,000        20,242      21,025     200,000        26,554
 14      59        4,162           0           20,819      21,211     200,000        20,819      21,211     200,000        27,930
 15      60        4,162           0           21,101      21,101     200,000        21,101      21,101     200,000        29,109
 16      61        4,162           0           20,669      20,669     200,000        20,669      20,669     200,000        29,698
 17      62        4,162           0           19,847      19,847     200,000        19,847      19,847     200,000        29,989
 18      63        4,162           0           18,580      18,580     200,000        18,580      18,580     200,000        29,960
 19      64        4,162           0           16,812      16,812     200,000        16,812      16,812     200,000        29,606
 20      65        4,162           0           14,456      14,456     200,000        14,456      14,456     200,000        28,983
 21      66        4,162           0           11,503      11,503     200,000        11,503      11,503     200,000        28,108
 22      67        4,162           0            7,832       7,832     200,000         7,832       7,832     200,000        26,910
 23      68        4,162           0            3,348       3,348     200,000         3,348       3,348     200,000        25,315
 24      69        4,162           0                0           0           0             0           0           0        23,183
 25      70        4,162           0                0           0           0             0           0           0        20,339
 26      71        4,162           0                0           0           0             0           0           0        16,785
 27      72        4,162           0                0           0           0             0           0           0        12,318
 28      73        4,162           0                0           0           0             0           0           0         6,935
 29      74        4,162           0                0           0           0             0           0           0           367

         CURRENT CHARGES
      --------------------
      0.00%  (- 1.49% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1    2,704     200,000
  2    5,585     200,000
  3    8,298     200,000
  4   10,827     200,000
  5   13,223     200,000
  6   15,467     200,000
  7   17,563     200,000
  8   19,560     200,000
  9   21,416     200,000
 10   23,114     200,000
 11   24,745     200,000
 12   26,214     200,000
 13   27,337     200,000
 14   28,322     200,000
 15   29,109     200,000
 16   29,698     200,000
 17   29,989     200,000
 18   29,960     200,000
 19   29,606     200,000
 20   28,983     200,000
 21   28,108     200,000
 22   26,910     200,000
 23   25,315     200,000
 24   23,183     200,000
 25   20,339     200,000
 26   16,785     200,000
 27   12,318     200,000
 28    6,935     200,000
 29      367     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 75.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                       0.00% (-1.49% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
  1      46       4,162           0            0        0            622        2,704    200,000
  2      47       4,162           0            0        0          3,146        5,585    200,000
  3      48       4,162           0            0        0          4,385        8,298    200,000
  4      49       4,162           0            0        0          6,914       10,827    200,000
  5      50       4,162           0            0        0          9,310       13,223    200,000
  6      51       4,162           0            0        0         11,945       15,467    200,000
  7      52       4,162           0            0        0         14,433       17,563    200,000
  8      53       4,162           0            0        0         16,820       19,560    200,000
  9      54       4,162           0            0        0         19,068       21,416    200,000
 10      55       4,162           0            0        0         21,158       23,114    200,000
 11      56       4,162           0            0        0         23,180       24,745    200,000
 12      57       4,162           0            0        0         25,040       26,214    200,000
 13      58       4,162           0            0        0         26,554       27,337    200,000
 14      59       4,162           0            0        0         27,930       28,322    200,000
 15      60       4,162           0            0        0         29,109       29,109    200,000
 16      61       4,162           0            0        0         29,698       29,698    200,000
 17      62       4,162           0            0        0         29,989       29,989    200,000
 18      63       4,162           0            0        0         29,960       29,960    200,000
 19      64       4,162           0            0        0         29,606       29,606    200,000
 20      65       4,162           0            0        0         28,983       28,983    200,000
 21      66       4,162           0            0        0         28,108       28,108    200,000
 22      67       4,162           0            0        0         26,910       26,910    200,000
 23      68       4,162           0            0        0         25,315       25,315    200,000
 24      69       4,162           0            0        0         23,183       23,183    200,000
 25      70       4,162           0            0        0         20,339       20,339    200,000
 26      71       4,162           0            0        0         16,785       16,785    200,000
 27      72       4,162           0            0        0         12,318       12,318    200,000
 28      73       4,162           0            0        0          6,935        6,935    200,000
 29      74       4,162           0            0        0            367          367    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 75.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                 FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       6.00%
                                                                                                                          (4.46%
                                                    0.00% (-1.49% NET)                     6.00% (4.46% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46         4,162          0              622       2,704     200,000           818       2,901     200,000           818
  2      47         4,162          0            2,683       5,122     200,000         3,239       5,678     200,000         3,716
  3      48         4,162          0            3,492       7,405     200,000         4,568       8,482     200,000         5,516
  4      49         4,162          0            5,622       9,535     200,000         7,380      11,293     200,000         8,793
  5      50         4,162          0            7,603      11,516     200,000        10,204      14,118     200,000        12,124
  6      51         4,162          0            9,830      13,352     200,000        13,437      16,959     200,000        15,885
  7      52         4,162          0           11,894      15,025     200,000        16,670      19,800     200,000        19,691
  8      53         4,162          0           13,754      16,493     200,000        19,864      22,604     200,000        23,592
  9      54         4,162          0           15,414      17,762     200,000        23,024      25,372     200,000        27,556
 10      55         4,162          0           16,834      18,791     200,000        26,112      28,068     200,000        31,570
 11      56         4,162          0           18,228      19,794     200,000        29,400      30,966     200,000        35,803
 12      57         4,162          0           19,371      20,545     200,000        32,633      33,807     200,000        40,118
 13      58         4,162          0           20,242      21,025     200,000        35,795      36,578     200,000        44,354
 14      59         4,162          0           20,819      21,211     200,000        38,870      39,261     200,000        48,711
 15      60         4,162          0           21,101      21,101     200,000        41,860      41,860     200,000        53,148
 16      61         4,162          0           20,669      20,669     200,000        44,360      44,360     200,000        57,289
 17      62         4,162          0           19,847      19,847     200,000        46,704      46,704     200,000        61,457
 18      63         4,162          0           18,580      18,580     200,000        48,853      48,853     200,000        65,652
 19      64         4,162          0           16,812      16,812     200,000        50,768      50,768     200,000        69,893
 20      65         4,162          0           14,456      14,456     200,000        52,382      52,382     200,000        74,248
 21      66         4,162          0           11,503      11,503     200,000        53,718      53,718     200,000        78,783
 22      67         4,162          0            7,832       7,832     200,000        54,669      54,669     200,000        83,455
 23      68         4,162          0            3,348       3,348     200,000        55,171      55,171     200,000        88,252
 24      69         4,162          0                0           0           0        55,201      55,201     200,000        93,124
 25      70         4,162          0                0           0           0        54,641      54,641     200,000        98,018
 26      71         4,162          0                0           0           0        53,351      53,351     200,000       102,997
 27      72         4,162          0                0           0           0        51,184      51,184     200,000       108,025
 28      73         4,162          0                0           0           0        47,887      47,887     200,000       113,185
 29      74         4,162          0                0           0           0        43,186      43,186     200,000       118,451
 30      75         4,162          0                0           0           0        36,758      36,758     200,000       128,830
 31      76         4,162          0                0           0           0        28,109      28,109     200,000       129,463
 32      77         4,162          0                0           0           0        16,708      16,708     200,000       135,312
 33      78         4,162          0                0           0           0         1,912       1,912     200,000       141,426
 34      79         4,162          0                0           0           0             0           0           0       147,458
 35      80         4,162          0                0           0           0             0           0           0       153,856
 36      81         4,162          0                0           0           0             0           0           0       160,854
 37      82         4,162          0                0           0           0             0           0           0       168,634
 38      83         4,162          0                0           0           0             0           0           0       177,850
 39      84         4,162          0                0           0           0             0           0           0       188,705
 40      85         4,162          0                0           0           0             0           0           0       200,739

         CURRENT CHARGES
      ---------------------
        6.00% (4.46% NET)
      ---------------------
       (10)         (11)
END               BENEFIT
 OF    FUND       PAYABLE
YEAR   VALUE      AT DEATH
----  -------     --------
  1     2,901     200,000
  2     6,155     200,000
  3     9,430     200,000
  4    12,707     200,000
  5    16,038     200,000
  6    19,407     200,000
  7    22,821     200,000
  8    26,332     200,000
  9    29,904     200,000
 10    33,527     200,000
 11    37,369     200,000
 12    41,292     200,000
 13    45,137     200,000
 14    49,102     200,000
 15    53,148     200,000
 16    57,289     200,000
 17    61,457     200,000
 18    65,652     200,000
 19    69,893     200,000
 20    74,248     200,000
 21    78,783     200,000
 22    83,455     200,000
 23    88,252     200,000
 24    93,124     200,000
 25    98,018     200,000
 26   102,997     200,000
 27   108,025     200,000
 28   113,185     200,000
 29   118,451     200,000
 30   123,830     200,000
 31   129,463     200,000
 32   135,312     200,000
 33   141,426     200,000
 34   147,458     200,000
 35   153,856     200,000
 36   160,854     200,000
 37   168,634     200,000
 38   177,850     200,000
 39   188,705     200,000
 40   200,739     210,776

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                        CURRENT
                                                                                                                        CHARGES
                                                                      GUARANTEED CHARGES                               ---------
                                             ---------------------------------------------------------------------       6.00%
                                                                                                                        (4.46%
                                                    0.00% (-1.49% NET)                   6.00% (4.46% NET)               NET)
                                             --------------------------------     --------------------------------     ---------
                    (1)           (2)           (3)         (4)        (5)           (6)         (7)        (8)           (9)
END                 NET           NET          VALUE                 BENEFIT        VALUE                 BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON         FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER     VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     -----     --------     ---------
 41      86        4,162           0             0           0           0            0           0           0         213,137
 42      87        4,162           0             0           0           0            0           0           0         225,860
 43      88        4,162           0             0           0           0            0           0           0         238,911
 44      89        4,162           0             0           0           0            0           0           0         252,268
 45      90        4,162           0             0           0           0            0           0           0         265,913
 46      91        4,162           0             0           0           0            0           0           0         279,780
 47      92        4,162           0             0           0           0            0           0           0         294,692
 48      93        4,162           0             0           0           0            0           0           0         310,854
 49      94        4,162           0             0           0           0            0           0           0         328,507
 50      95        4,162           0             0           0           0            0           0           0         347,940

         CURRENT CHARGES
      ---------------------
        6.00% (4.46% NET)
      ---------------------
        (10)        (11)
END               BENEFIT
 OF     FUND      PAYABLE
YEAR   VALUE      AT DEATH
----  --------    --------
 41    213,137    223,794
 42    225,860    237,153
 43    238,911    250,856
 44    252,268    264,881
 45    265,913    279,208
 46    279,780    293,769
 47    294,692    306,479
 48    310,854    320,179
 49    328,507    335,078
 50    347,940    351,420

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
  1      46       4,162           0            0        0            818         2,901    200,000
  2      47       4,162           0            0        0          3,716         6,155    200,000
  3      48       4,162           0            0        0          5,516         9,430    200,000
  4      49       4,162           0            0        0          8,793        12,707    200,000
  5      50       4,162           0            0        0         12,124        16,038    200,000
  6      51       4,162           0            0        0         15,885        19,407    200,000
  7      52       4,162           0            0        0         19,691        22,821    200,000
  8      53       4,162           0            0        0         23,592        26,332    200,000
  9      54       4,162           0            0        0         27,556        29,904    200,000
 10      55       4,162           0            0        0         31,570        33,527    200,000
 11      56       4,162           0            0        0         35,803        37,369    200,000
 12      57       4,162           0            0        0         40,118        41,292    200,000
 13      58       4,162           0            0        0         44,354        45,137    200,000
 14      59       4,162           0            0        0         48,711        49,102    200,000
 15      60       4,162           0            0        0         53,148        53,148    200,000
 16      61       4,162           0            0        0         57,289        57,289    200,000
 17      62       4,162           0            0        0         61,457        61,457    200,000
 18      63       4,162           0            0        0         65,652        65,652    200,000
 19      64       4,162           0            0        0         69,893        69,893    200,000
 20      65       4,162           0            0        0         74,248        74,248    200,000
 21      66       4,162           0            0        0         78,783        78,783    200,000
 22      67       4,162           0            0        0         83,455        83,455    200,000
 23      68       4,162           0            0        0         88,252        88,252    200,000
 24      69       4,162           0            0        0         93,124        93,124    200,000
 25      70       4,162           0            0        0         98,018        98,018    200,000
 26      71       4,162           0            0        0        102,997       102,997    200,000
 27      72       4,162           0            0        0        108,025       108,025    200,000
 28      73       4,162           0            0        0        113,185       113,185    200,000
 29      74       4,162           0            0        0        118,451       118,451    200,000
 30      75       4,162           0            0        0        123,830       123,830    200,000
 31      76       4,162           0            0        0        129,463       129,463    200,000
 32      77       4,162           0            0        0        135,312       135,312    200,000
 33      78       4,162           0            0        0        141,426       141,426    200,000
 34      79       4,162           0            0        0        147,458       147,458    200,000
 35      80       4,162           0            0        0        153,856       153,856    200,000
 36      81       4,162           0            0        0        160,854       160,854    200,000
 37      82       4,162           0            0        0        168,634       168,634    200,000
 38      83       4,162           0            0        0        177,850       177,850    200,000
 39      84       4,162           0            0        0        188,705       188,705    200,000
 40      85       4,162           0            0        0        200,739       200,739    210,776

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
 41      86       4,162           0            0        0        213,137       213,137    223,794
 42      87       4,162           0            0        0        225,860       225,860    237,153
 43      88       4,162           0            0        0        238,911       238,911    250,856
 44      89       4,162           0            0        0        252,268       252,268    264,881
 45      90       4,162           0            0        0        265,913       265,913    279,208
 46      91       4,162           0            0        0        279,780       279,780    293,769
 47      92       4,162           0            0        0        294,692       294,692    306,479
 48      93       4,162           0            0        0        310,854       310,854    320,179
 49      94       4,162           0            0        0        328,507       328,507    335,078
 50      95       4,162           0            0        0        347,940       347,940    351,420

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             ---------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                      12.00% (10.42% NET)
                                             ---------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)         (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                  BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON            FUND        PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     ------     --------     ---------     ----------    ---------
  1      46        4,162           0              622       2,704     200,000         1,015           3,097      200,000
  2      47        4,162           0            2,683       5,122     200,000         3,821           6,259      200,000
  3      48        4,162           0            3,492       7,405     200,000         5,741           9,654      200,000
  4      49        4,162           0            5,622       9,535     200,000         9,375          13,288      200,000
  5      50        4,162           0            7,603      11,516     200,000        13,281          17,194      200,000
  6      51        4,162           0            9,830      13,352     200,000        17,888          21,410      200,000
  7      52        4,162           0           11,894      15,025     200,000        22,823          25,954      200,000
  8      53        4,162           0           13,754      16,493     200,000        28,090          30,829      200,000
  9      54        4,162           0           15,414      17,762     200,000        33,738          36,086      200,000
 10      55        4,162           0           16,834      18,791     200,000        39,785          41,742      200,000
 11      56        4,162           0           18,228      19,794     200,000        46,654          48,219      200,000
 12      57        4,162           0           19,371      20,545     200,000        54,118          55,292      200,000
 13      58        4,162           0           20,242      21,025     200,000        62,258          63,041      200,000
 14      59        4,162           0           20,819      21,211     200,000        71,170          71,561      200,000
 15      60        4,162           0           21,101      21,101     200,000        80,987          80,987      200,000
 16      61        4,162           0           20,669      20,669     200,000        91,458          91,458      200,000
 17      62        4,162           0           19,847      19,847     200,000       103,117         103,117      200,000
 18      63        4,162           0           18,580      18,580     200,000       116,160         116,160      200,000
 19      64        4,162           0           16,812      16,812     200,000       130,830         130,830      200,000
 20      65        4,162           0           14,456      14,456     200,000       147,419         147,419      200,000
 21      66        4,162           0           11,503      11,503     200,000       166,399         166,399      200,000
 22      67        4,162           0            7,832       7,832     200,000       187,659         187,659      223,314
 23      68        4,162           0            3,348       3,448     200,000       211,019         211,019      249,003
 24      69        4,162           0                0           0           0       236,703         236,703      276,943
 25      70        4,162           0                0           0           0       264,935         264,935      307,324
 26      71        4,162           0                0           0           0       295,962         295,962      340,356
 27      72        4,162           0                0           0           0       330,269         330,269      373,204
 28      73        4,162           0                0           0           0       368,260         368,260      408,768
 29      74        4,162           0                0           0           0       410,425         410,425      447,363
 30      75        4,162           0                0           0           0       457,360         457,360      489,375
 31      76        4,162           0                0           0           0       509,767         509,767      535,256
 32      77        4,162           0                0           0           0       567,445         567,445      595,818
 33      78        4,162           0                0           0           0       630,891         630,891      662,436
 34      79        4,162           0                0           0           0       700,656         700,656      735,688
 35      80        4,162           0                0           0           0       777,319         777,319      816,185
 36      81        4,162           0                0           0           0       861,495         861,495      904,570
 37      82        4,162           0                0           0           0       953,839         953,839    1,001,530
 38      83        4,162           0                0           0           0     1,055,018       1,055,018    1,107,769
 39      84        4,162           0                0           0           0     1,165,735       1,165,735    1,224,022
 40      85        4,162           0                0           0           0     1,286,751       1,286,751    1,351,089

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)           (10)         (11)
END     VALUE                      BENEFIT
 OF      ON            FUND        PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ----------    ---------
  1      1,015           3,097      200,000
  2      4,311           6,750      200,000
  3      6,744          10,657      200,000
  4     10,916          14,829      200,000
  5     15,435          19,349      200,000
  6     20,715          24,238      200,000
  7     26,414          29,545      200,000
  8     32,629          35,368      200,000
  9     39,383          41,731      200,000
 10     46,729          48,686      200,000
 11     55,018          56,583      200,000
 12     64,135          65,309      200,000
 13     74,053          74,836      200,000
 14     85,067          85,459      200,000
 15     97,294          97,294      200,000
 16    110,526         110,526      200,000
 17    125,321         125,321      200,000
 18    141,931         141,931      200,000
 19    160,668         160,668      200,000
 20    181,641         181,641      221,601
 21    204,902         204,902      245,883
 22    230,561         230,561      274,367
 23    258,853         258,853      305,446
 24    290,022         290,022      339,326
 25    324,330         324,330      376,223
 26    362,121         362,121      416,439
 27    403,906         403,906      456,414
 28    450,215         450,215      499,739
 29    501,601         501,601      546,745
 30    558,732         558,732      597,843
 31    622,462         622,462      653,585
 32    692,728         692,728      727,365
 33    770,135         770,135      808,642
 34    855,015         855,015      897,766
 35    948,238         948,238      995,650
 36   1,050,589      1,050,589    1,103,119
 37   1,162,757      1,162,757    1,220,895
 38   1,286,260      1,286,260    1,350,573
 39   1,421,644      1,421,644    1,492,726
 40   1,569,747      1,569,747    1,648,235

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             --------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                     12.00% (10.42% NET)
                                             --------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)        (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                 BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON            FUND        PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     -----     --------     ---------     ----------    ---------
 41      86        4,162           0             0           0           0        1,418,892      1,418,892    1,489,837
 42      87        4,162           0             0           0           0        1,563,072      1,563,072    1,641,226
 43      88        4,162           0             0           0           0        1,720,278      1,720,278    1,806,292
 44      89        4,162           0             0           0           0        1,891,421      1,891,421    1,985,992
 45      90        4,162           0             0           0           0        2,077,580      2,077,580    2,181,459
 46      91        4,162           0             0           0           0        2,279,877      2,279,877    2,393,871
 47      92        4,162           0             0           0           0        2,506,417      2,506,417    2,606,674
 48      93        4,162           0             0           0           0        2,761,288      2,761,288    2,844,126
 49      94        4,162           0             0           0           0        3,049,260      3,049,260    3,110,246
 50      95        4,162           0             0           0           0        3,376,524      3,376,524    3,410,289

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)           (10)         (11)
END     VALUE                      BENEFIT
 OF      ON            FUND        PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ----------    ---------
 41   1,731,698      1,731,698    1,818,283
 42   1,908,344      1,908,344    2,003,761
 43   2,100,957      2,100,957    2,206,004
 44   2,310,665      2,310,665    2,426,198
 45   2,538,701      2,538,701    2,665,636
 46   2,785,912      2,785,912    2,925,207
 47   3,062,347      3,062,347    3,184,841
 48   3,373,126      3,373,126    3,474,319
 49   3,724,447      3,724,447    3,798,936
 50   4,123,913      4,123,913    4,165,152

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON            FUND        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER       VALUE       AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
  1      46       4,162           0            0        0          1,015           3,097      200,000
  2      47       4,162           0            0        0          4,311           6,750      200,000
  3      48       4,162           0            0        0          6,744          10,657      200,000
  4      49       4,162           0            0        0         10,916          14,829      200,000
  5      50       4,162           0            0        0         15,435          19,349      200,000
  6      51       4,162           0            0        0         20,715          24,238      200,000
  7      52       4,162           0            0        0         26,414          29,545      200,000
  8      53       4,162           0            0        0         32,629          35,368      200,000
  9      54       4,162           0            0        0         39,383          41,731      200,000
 10      55       4,162           0            0        0         46,729          48,686      200,000
 11      56       4,162           0            0        0         55,018          56,583      200,000
 12      57       4,162           0            0        0         64,135          65,309      200,000
 13      58       4,162           0            0        0         74,053          74,836      200,000
 14      59       4,162           0            0        0         85,067          85,459      200,000
 15      60       4,162           0            0        0         97,294          97,294      200,000
 16      61       4,162           0            0        0        110,526         110,526      200,000
 17      62       4,162           0            0        0        125,321         125,321      200,000
 18      63       4,162           0            0        0        141,931         141,931      200,000
 19      64       4,162           0            0        0        160,668         160,668      200,000
 20      65       4,162           0            0        0        181,641         181,641      221,601
 21      66       4,162           0            0        0        204,902         204,902      245,883
 22      67       4,162           0            0        0        230,561         230,561      274,367
 23      68       4,162           0            0        0        258,853         258,853      305,446
 24      69       4,162           0            0        0        290,022         290,022      339,326
 25      70       4,162           0            0        0        324,330         324,330      376,223
 26      71       4,162           0            0        0        362,121         362,121      416,439
 27      72       4,162           0            0        0        403,906         403,906      456,414
 28      73       4,162           0            0        0        450,215         450,215      499,739
 29      74       4,162           0            0        0        501,601         501,601      546,745
 30      75       4,162           0            0        0        558,732         558,732      597,843
 31      76       4,162           0            0        0        622,462         622,462      653,585
 32      77       4,162           0            0        0        692,728         692,728      727,365
 33      78       4,162           0            0        0        770,135         770,135      806,642
 34      79       4,162           0            0        0        855,015         855,015      897,766
 35      80       4,162           0            0        0        948,238         948,238      995,650
 36      81       4,162           0            0        0       1,050,589      1,050,589    1,103,119
 37      82       4,162           0            0        0       1,162,757      1,162,757    1,220,895
 38      83       4,162           0            0        0       1,286,260      1,286,260    1,350,573
 39      84       4,162           0            0        0       1,421,644      1,421,644    1,492,726
 40      85       4,162           0            0        0       1,569,747      1,569,747    1,648,235

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                             ALLOCATION OF VALUES

FOR:                                                   MONY EQUITYMASTER                             SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                          INITIAL DEATH BENEFIT =
TABLE: 0                                                   TO AGE 95                                            SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00            THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                                              YORK
                                                       DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON                        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER     FUND VALUE    AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
 41      86       4,162           0            0        0       1,731,698      1,731,698    1,818,283
 42      87       4,162           0            0        0       1,908,344      1,908,344    2,003,761
 43      88       4,162           0            0        0       2,100,957      2,100,957    2,206,004
 44      89       4,162           0            0        0       2,310,665      2,310,665    2,426,198
 45      90       4,162           0            0        0       2,538,701      2,538,701    2,665,636
 46      91       4,162           0            0        0       2,785,912      2,785,912    2,925,207
 47      92       4,162           0            0        0       3,062,347      3,062,347    3,184,841
 48      93       4,162           0            0        0       3,373,126      3,373,126    3,474,319
 49      94       4,162           0            0        0       3,724,447      3,724,447    3,798,936
 50      95       4,162           0            0        0       4,123,913      4,123,913    4,165,152

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36          INITIAL GUIDELINE ANNUAL: $4,697.10            INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                         MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                         TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
1ST YR ANNUAL PREMIUM = 3,088.00  THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                                    YORK
                                             DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                          (-1.49%
                                                    0.00% (-1.49% NET)                    0.00% (-1.49% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)          (7)        (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER      VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     -------    --------     ---------
  1      46        3,088           0              347       2,150     202,150           347        2,150    202,150           347
  2      47        3,088           0            1,578       4,184     204,184         1,578        4,184    204,184         1,888
  3      48        3,088           0            2,979       6,140     206,140         2,979        6,140    206,140         3,545
  4      49        3,088           0            4,834       7,996     207,996         4,834        7,996    207,996         5,607
  5      50        3,088           0            6,591       9,753     209,753         6,591        9,753    209,753         7,566
  6      51        3,088           0            8,566      11,412     211,412         8,566       11,412    211,412         9,694
  7      52        3,088           0           10,422      12,951     212,951        10,422       12,951    212,951        11,746
  8      53        3,088           0           12,159      14,372     214,372        12,159       14,372    214,372        13,725
  9      54        3,088           0           13,755      15,652     215,652        13,755       15,652    215,652        15,656
 10      55        3,088           0           15,214      16,795     216,795        15,214       16,795    216,795        17,515
 11      56        3,088           0           16,667      17,932     217,932        16,667       17,932    217,932        19,374
 12      57        3,088           0           17,941      18,890     218,890        17,941       18,890    218,890        21,027
 13      58        3,088           0           19,039      19,671     219,671        19,039       19,671    219,671        22,572
 14      59        3,088           0           19,938      20,254     220,254        19,938       20,254    220,254        24,032
 15      60        3,088           0           20,616      20,616     220,616        20,616       20,616    220,616        25,434
 16      61        3,088           0           20,736      20,736     220,736        20,736       20,736    220,736        26,436
 17      62        3,088           0           20,592      20,592     220,592        20,592       20,592    220,592        27,262
 18      63        3,088           0           20,187      20,187     220,187        20,187       20,187    22,0187        27,865
 19      64        3,088           0           19,428      19,428     219,428        19,428       19,428    219,428        28,318
 20      65        3,088           0           18,295      18,295     218,295        18,295       18,295    218,295        28,623
 21      66        3,088           0           16,804      16,804     216,804        16,804       16,804    216,804        28,796
 22      67        3,088           0           14,875      14,875     214,875        14,875       14,875    214,875        28,776
 23      68        3,088           0           12,464      12,464     212,464        12,464       12,464    212,464        28,518
 24      69        3,088           0            9,527       9,527     209,527         9,527        9,527    209,527        27,951
 25      70        3,088           0            6,047       6,047     206,047         6,047        6,047    206,047        27,009
 26      71        3,088           0            1,934       1,934     201,934         1,934        1,934    201,934        25,694
 27      72        3,088           0                0           0           0             0            0          0        23,915
 28      73        3,088           0                0           0           0             0            0          0        21,723
 29      74        3,088           0                0           0           0             0            0          0        18,981
 30      75        3,088           0                0           0           0             0            0          0        15,646
 31      76        3,088           0                0           0           0             0            0          0        11,747
 32      77        3,088           0                0           0           0             0            0          0         7,123
 33      78        3,088           0                0           0           0             0            0          0         1,662

         CURRENT CHARGES
      --------------------
       0.00% (-1.49% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR   VALUE     AT DEATH
----  -------    --------
  1     2,150    202,150
  2     4,493    204,493
  3     6,707    206,707
  4     8,769    208,769
  5    10,728    210,728
  6    12,539    212,539
  7    14,276    214,276
  8    15,939    215,939
  9    17,553    217,553
 10    19,096    219,096
 11    20,639    220,639
 12    21,976    221,976
 13    23,204    223,204
 14    24,348    224,348
 15    25,434    225,434
 16    26,436    226,436
 17    27,262    227,262
 18    27,865    227,865
 19    28,318    228,318
 20    28,623    228,623
 21    28,796    228,796
 22    28,776    228,776
 23    28,518    228,518
 24    27,951    227,951
 25    27,009    227,009
 26    25,694    225,694
 27    23,915    223,915
 28    21,723    221,723
 29    18,981    218,981
 30    15,646    215,646
 31    11,747    211,747
 32     7,123    207,123
 33     1,662    201,662

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 79.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                       0.00% (-1.49% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
  1      46       3,088           0            0        0            347        2,150    202,150
  2      47       3,088           0            0        0          1,888        4,493    204,493
  3      48       3,088           0            0        0          3,545        6,707    206,707
  4      49       3,088           0            0        0          5,607        8,769    208,769
  5      50       3,088           0            0        0          7,566       10,728    210,728
  6      51       3,088           0            0        0          9,694       12,539    212,539
  7      52       3,088           0            0        0         11,746       14,276    214,276
  8      53       3,088           0            0        0         13,725       15,939    215,939
  9      54       3,088           0            0        0         15,656       17,553    217,553
 10      55       3,088           0            0        0         17,515       19,096    219,096
 11      56       3,088           0            0        0         19,374       20,639    220,639
 12      57       3,088           0            0        0         21,027       21,976    221,976
 13      58       3,088           0            0        0         22,572       23,204    223,204
 14      59       3,088           0            0        0         24,032       24,348    224,348
 15      60       3,088           0            0        0         25,434       25,434    225,434
 16      61       3,088           0            0        0         26,436       26,436    226,436
 17      62       3,088           0            0        0         27,262       27,262    227,262
 18      63       3,088           0            0        0         27,865       27,865    227,865
 19      64       3,088           0            0        0         28,318       28,318    228,318
 20      65       3,088           0            0        0         28,623       28,623    228,623
 21      66       3,088           0            0        0         28,796       28,796    228,796
 22      67       3,088           0            0        0         28,776       28,776    228,776
 23      68       3,088           0            0        0         28,518       28,518    228,518
 24      69       3,088           0            0        0         27,951       27,951    227,951
 25      70       3,088           0            0        0         27,009       27,009    227,009
 26      71       3,088           0            0        0         25,694       25,694    225,694
 27      72       3,088           0            0        0         23,915       23,915    223,915
 28      73       3,088           0            0        0         21,723       21,723    221,723
 29      74       3,088           0            0        0         18,981       18,981    218,981
 30      75       3,088           0            0        0         15,646       15,646    215,646
 31      76       3,088           0            0        0         11,747       11,747    211,747
 32      77       3,088           0            0        0          7,123        7,123    207,123
 33      78       3,088           0            0        0          1,662        1,662    201,662

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 79.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                  PLUS FUND VALUE
                                                  DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       6.00%
                                                                                                                          (4.46%
                                                    0.00% (-1.49% NET)                     6.00% (4.46% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      46        3,088           0              347       2,150     202,150           497       2,300     202,300           497
  2      47        3,088           0            1,578       4,184     204,184         2,010       4,616     204,616         2,329
  3      48        3,088           0            2,979       6,140     206,140         3,824       6,986     206,986         4,429
  4      49        3,088           0            4,834       7,996     207,996         6,227       9,389     209,389         7,079
  5      50        3,088           0            6,591       9,753     209,753         8,663      11,825     211,825         9,774
  6      51        3,088           0            8,566      11,412     211,412        11,450      14,295     214,295        12,783
  7      52        3,088           0           10,422      12,951     212,951        14,249      16,778     216,778        15,863
  8      53        3,088           0           12,159      14,372     214,372        17,061      19,274     219,274        19,017
  9      54        3,088           0           13,755      15,652     215,652        19,861      21,758     221,758        22,273
 10      55        3,088           0           15,214      16,795     216,795        22,649      24,230     224,230        25,611
 11      56        3,088           0           16,667      17,932     217,932        25,602      26,867     226,867        29,156
 12      57        3,088           0           17,941      18,890     218,890        28,515      29,463     229,463        32,665
 13      58        3,088           0           19,039      19,671     219,671        31,384      32,017     232,017        36,234
 14      59        3,088           0           19,938      20,254     220,254        34,184      34,500     234,500        39,891
 15      60        3,088           0           20,616      20,616     220,616        36,885      36,885     236,885        43,666
 16      61        3,088           0           20,736      20,736     220,736        39,143      39,143     239,143        47,223
 17      62        3,088           0           20,592      20,592     220,592        41,243      41,243     241,243        50,785
 18      63        3,088           0           20,187      20,187     220,187        43,176      43,176     243,176        54,303
 19      64        3,088           0           19,428      19,428     219,428        44,836      44,836     244,836        57,849
 20      65        3,088           0           18,295      18,295     218,295        46,184      46,184     246,184        61,423
 21      66        3,088           0           16,804      16,804     216,804        47,221      47,221     247,221        65,044
 22      67        3,088           0           14,875      14,875     214,875        47,841      47,841     247,841        68,648
 23      68        3,088           0           12,464      12,464     212,464        47,975      47,975     247,975        72,185
 24      69        3,088           0            9,527       9,527     209,527        47,549      47,549     247,549        75,578
 25      70        3,088           0            6,047       6,047     206,047        46,510      46,510     246,510        78,747
 26      71        3,088           0            1,934       1,934     201,934        44,729      44,729     244,729        81,679
 27      72        3,088           0                0           0           0        41,947      41,947     241,947        84,264
 28      73        3,088           0                0           0           0        38,238      38,238     238,238        86,534
 29      74        3,088           0                0           0           0        33,334      33,334     233,334        88,327
 30      75        3,088           0                0           0           0        27,003      27,003     227,003        89,568
 31      76        3,088           0                0           0           0        19,074      19,074     219,074        90,255
 32      77        3,088           0                0           0           0         9,394       9,394     209,394        90,187
 33      78        3,088           0                0           0           0             0           0           0        89,205
 34      79        3,088           0                0           0           0             0           0           0        86,300
 35      80        3,088           0                0           0           0             0           0           0        81,920
 36      81        3,088           0                0           0           0             0           0           0        75,966
 37      82        3,088           0                0           0           0             0           0           0        68,064
 38      83        3,088           0                0           0           0             0           0           0        59,250
 39      84        3,088           0                0           0           0             0           0           0        48,543
 40      85        3,088           0                0           0           0             0           0           0        35,478

        CURRENT CHARGES
      -------------------
       6.00% (4.46% NET)
      -------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1    2,300     202,300
  2    4,935     204,935
  3    7,590     207,590
  4   10,241     210,241
  5   12,936     212,936
  6   15,629     215,629
  7   18,392     218,392
  8   21,230     221,230
  9   24,170     224,170
 10   27,192     227,192
 11   30,421     230,421
 12   33,613     233,613
 13   36,866     236,866
 14   40,207     240,207
 15   43,666     243,666
 16   47,223     247,223
 17   50,785     250,785
 18   54,303     254,303
 19   57,849     257,849
 20   61,423     261,423
 21   65,044     265,044
 22   68,648     268,648
 23   72,185     272,185
 24   75,578     275,578
 25   78,747     278,747
 26   81,679     281,679
 27   84,264     284,264
 28   86,534     286,534
 29   88,327     288,327
 30   89,568     289,568
 31   90,255     290,255
 32   90,187     290,187
 33   89,205     289,205
 34   86,300     286,300
 35   81,920     281,920
 36   75,966     275,966
 37   68,064     268,064
 38   59,250     259,250
 39   48,543     248,543
 40   35,478     235,478

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                                                                                        CURRENT
                                                                                                                        CHARGES
                                                                      GUARANTEED CHARGES                               ---------
                                             ---------------------------------------------------------------------       6.00%
                                                                                                                        (4.46%
                                                    0.00% (-1.49% NET)                   6.00% (4.46% NET)               NET)
                                             --------------------------------     --------------------------------     ---------
                    (1)           (2)           (3)         (4)        (5)           (6)         (7)        (8)           (9)
END                 NET           NET          VALUE                 BENEFIT        VALUE                 BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON         FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER     VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     -----     --------     ---------
 41      86        3,088           0             0           0           0            0           0           0          19,938
 42      87        3,088           0             0           0           0            0           0           0           1,381

        CURRENT CHARGES
      -------------------
        6.00% (4.46% NET)
      -------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR   VALUE     AT DEATH
----  -------    --------
 41    19,938    219,938
 42     1,381    201,381

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                        6.00% (4.46% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
  1      46       3,088           0            0        0            497        2,300    202,300
  2      47       3,088           0            0        0          2,329        4,935    204,935
  3      48       3,088           0            0        0          4,429        7,590    207,590
  4      49       3,088           0            0        0          7,079       10,241    210,241
  5      50       3,088           0            0        0          9,774       12,936    212,936
  6      51       3,088           0            0        0         12,783       15,629    215,629
  7      52       3,088           0            0        0         15,863       18,392    218,392
  8      53       3,088           0            0        0         19,017       21,230    221,230
  9      54       3,088           0            0        0         22,273       24,170    224,170
 10      55       3,088           0            0        0         25,611       27,192    227,192
 11      56       3,088           0            0        0         29,156       30,421    230,421
 12      57       3,088           0            0        0         32,665       33,613    233,613
 13      58       3,088           0            0        0         36,234       36,866    236,866
 14      59       3,088           0            0        0         39,891       40,207    240,207
 15      60       3,088           0            0        0         43,666       43,666    243,666
 16      61       3,088           0            0        0         47,223       47,223    247,223
 17      62       3,088           0            0        0         50,785       50,785    250,785
 18      63       3,088           0            0        0         54,303       54,303    254,303
 19      64       3,088           0            0        0         57,849       57,849    257,849
 20      65       3,088           0            0        0         61,423       61,423    261,423
 21      66       3,088           0            0        0         65,044       65,044    265,044
 22      67       3,088           0            0        0         68,648       68,648    268,648
 23      68       3,088           0            0        0         72,185       72,185    272,185
 24      69       3,088           0            0        0         75,578       75,578    275,578
 25      70       3,088           0            0        0         78,747       78,747    278,747
 26      71       3,088           0            0        0         81,679       81,679    281,679
 27      72       3,088           0            0        0         84,264       84,264    284,264
 28      73       3,088           0            0        0         86,534       86,534    286,534
 29      74       3,088           0            0        0         88,327       88,327    288,327
 30      75       3,088           0            0        0         89,568       89,568    289,568
 31      76       3,088           0            0        0         90,255       90,255    290,255
 32      77       3,088           0            0        0         90,187       90,187    290,187
 33      78       3,088           0            0        0         89,205       89,205    289,205
 34      79       3,088           0            0        0         86,300       86,300    286,300
 35      80       3,088           0            0        0         81,920       81,920    281,920
 36      81       3,088           0            0        0         75,966       75,966    275,966
 37      82       3,088           0            0        0         68,064       68,064    268,064
 38      83       3,088           0            0        0         59,250       59,250    259,250
 39      84       3,088           0            0        0         48,543       48,543    248,543
 40      85       3,088           0            0        0         35,478       35,478    235,478

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                        6.00% (4.46% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
 41      86       3,088           0            0        0         19,938       19,938    219,938
 42      87       3,088           0            0        0          1,381        1,381    201,381

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                                                                                           CURRENT
                                                                                                                           CHARGES
                                                                        GUARANTEED CHARGES                                ---------
                                             ------------------------------------------------------------------------      12.00%
                                                                                                                           (10.42%
                                                    0.00% (-1.49% NET)                    12.00% (10.42% NET)               NET)
                                             ---------------------------------     ----------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)          (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                   BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND       PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER      VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     -------     --------     ---------
  1      46        3,088           0              347       2,150     202,150           647        2,450     202,450           647
  2      47        3,088           0            1,578       4,184     204,184         2,460        5,066     205,066         2,790
  3      48        3,088           0            2,979       6,140     206,140         4,743        7,904     207,904         5,385
  4      49        3,088           0            4,834       7,996     207,996         7,801       10,962     210,962         8,738
  5      50        3,088           0            6,591       9,753     209,753        11,101       14,263     214,263        12,364
  6      51        3,088           0            8,566      11,412     211,412        14,986       17,831     217,831        16,558
  7      52        3,088           0           10,422      12,951     212,951        19,141       21,670     221,670        21,105
  8      53        3,088           0           12,159      14,372     214,372        23,595       25,808     225,808        26,042
  9      54        3,088           0           13,755      15,652     215,652        28,353       30,250     230,250        31,435
 10      55        3,088           0           15,214      16,795     216,795        33,447       35,028     235,028        37,306
 11      56        3,088           0           16,667      17,932     217,932        39,161       40,426     240,426        43,901
 12      57        3,088           0           17,941      18,890     218,890        45,289       46,238     246,238        50,981
 13      58        3,088           0           19,039      19,671     219,671        51,877       52,510     252,510        58,701
 14      59        3,088           0           19,938      20,254     220,254        58,950       59,267     259,267        67,158
 15      60        3,088           0           20,616      20,616     220,616        66,536       66,536     266,536        76,458
 16      61        3,088           0           20,736      20,736     220,736        74,349       74,349     274,349        86,350
 17      62        3,088           0           20,592      20,592     220,592        82,740       82,740     282,740        97,150
 18      63        3,088           0           20,187      20,187     220,187        91,773       91,773     291,773       108,907
 19      64        3,088           0           19,428      19,428     219,428       101,415      101,415     301,415       121,801
 20      65        3,088           0           18,295      18,295     218,295       111,709      111,709     311,709       135,958
 21      66        3,088           0           16,804      16,804     216,804       122,744      122,744     322,744       151,533
 22      67        3,088           0           14,875      14,875     214,875       134,506      134,506     334,506       168,614
 23      68        3,088           0           12,464      12,464     212,464       147,026      147,026     347,026       187,315
 24      69        3,088           0            9,527       9,527     209,527       160,335      160,335     360,335       207,737
 25      70        3,088           0            6,047       6,047     206,047       174,495      174,495     374,495       229,994
 26      71        3,088           0            1,934       1,934     201,934       189,497      189,497     389,497       254,287
 27      72        3,088           0                0           0           0       205,206      205,206     405,206       280,737
 28      73        3,088           0                0           0           0       221,825      221,825     421,825       309,632
 29      74        3,088           0                0           0           0       239,226      239,226     439,226       341,087
 30      75        3,088           0                0           0           0       257,317      257,317     457,317       375,334
 31      76        3,088           0                0           0           0       276,072      276,072     476,072       412,703
 32      77        3,088           0                0           0           0       295,488      295,488     495,488       453,360
 33      78        3,088           0                0           0           0       315,560      315,560     515,560       497,537
 34      79        3,088           0                0           0           0       336,285      336,285     536,285       544,631
 35      80        3,088           0                0           0           0       357,633      357,633     557,633       595,521
 36      81        3,088           0                0           0           0       379,495      379,495     579,495       650,597
 37      82        3,088           0                0           0           0       401,723      401,723     601,723       710,015
 38      83        3,088           0                0           0           0       424,027      424,027     624,027       775,418
 39      84        3,088           0                0           0           0       446,111      446,111     646,111       846,498
 40      85        3,088           0                0           0           0       467,671      467,671     667,671       923,498

          CURRENT CHARGES
      ----------------------
        12.00% (10.42% NET)
      ----------------------
       (10)         (11)
END                BENEFIT
 OF    FUND        PAYABLE
YEAR   VALUE      AT DEATH
----  -------     ---------
  1     2,450       202,450
  2     5,395       205,395
  3     8,547       208,547
  4    11,900       211,900
  5    15,526       215,526
  6    19,403       219,403
  7    23,634       223,634
  8    28,255       228,255
  9    33,332       233,332
 10    38,887       238,887
 11    45,165       245,165
 12    51,929       251,929
 13    59,334       259,334
 14    67,474       267,474
 15    76,458       276,458
 16    86,350       286,350
 17    97,150       297,150
 18   108,907       308,907
 19   121,801       321,801
 20   135,958       335,958
 21   151,533       351,533
 22   168,614       368,614
 23   187,315       387,315
 24   207,737       407,737
 25   229,994       429,994
 26   254,287       454,287
 27   280,737       480,737
 28   309,632       509,632
 29   341,087       541,087
 30   375,334       575,334
 31   412,703       612,703
 32   453,360       653,360
 33   497,537       697,537
 34   544,631       744,631
 35   595,521       795,521
 36   650,597       850,597
 37   710,015       910,015
 38   775,418       975,418
 39   846,498     1,046,498
 40   923,498     1,123,498

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------      12.00%
                                                                                                                          (10.42%
                                                    0.00% (-1.49% NET)                   12.00% (10.42% NET)               NET)
                                             --------------------------------     ----------------------------------     ---------
                    (1)           (2)           (3)                    (5)           (6)                      (8)           (9)
END                 NET           NET          VALUE        (4)      BENEFIT        VALUE         (7)       BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON          FUND       PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER      VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     -------     --------     ---------
 41      86        3,088           0             0           0           0         488,422      488,422     688,422      1,007,067
 42      87        3,088           0             0           0           0         508,096      508,096     708,096      1,097,494
 43      88        3,088           0             0           0           0         526,448      526,448     726,448      1,195,581
 44      89        3,088           0             0           0           0         543,207      543,207     743,207      1,301,967
 45      90        3,088           0             0           0           0         558,096      558,096     758,096      1,417,383
 46      91        3,088           0             0           0           0         570,706      570,706     770,706      1,542,288
 47      92        3,088           0             0           0           0         580,508      580,508     700,508      1,676,681
 48      93        3,088           0             0           0           0         586,788      586,788     786,788      1,819,724
 49      94        3,088           0             0           0           0         588,498      588,498     788,498      1,971,856
 50      95        3,088           0             0           0           0         583,537      583,537     783,537      2,133,059

          CURRENT CHARGES
      ------------------------
        12.00% (10.42% NET)
      ------------------------
                      (11)
END     (10)         BENEFIT
 OF     FUND         PAYABLE
YEAR    VALUE       AT DEATH
----  ---------     ---------
 41   1,007,067     1,207,067
 42   1,097,494     1,297,494
 43   1,195,581     1,395,581
 44   1,301,967     1,501,967
 45   1,417,383     1,617,383
 46   1,542,288     1,742,288
 47   1,676,681     1,876,681
 48   1,819,724     2,019,724
 49   1,971,856     2,171,856
 50   2,133,059     2,333,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                                          CURRENT CHARGES
                                                                -----------------------------------
                                                                        12.00% (10.42% NET)
                                                                -----------------------------------
END                          UNSCHEDULED                                                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL     VALUE ON        FUND       PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    ---------
  1      46       3,088           0            0        0            647         2,450      202,450
  2      47       3,088           0            0        0          2,790         5,395      205,395
  3      48       3,088           0            0        0          5,385         8,547      208,547
  4      49       3,088           0            0        0          8,738        11,900      211,900
  5      50       3,088           0            0        0         12,364        15,526      215,526
  6      51       3,088           0            0        0         16,558        19,403      219,403
  7      52       3,088           0            0        0         21,105        23,634      223,634
  8      53       3,088           0            0        0         26,042        28,255      228,255
  9      54       3,088           0            0        0         31,435        33,332      233,332
 10      55       3,088           0            0        0         37,306        38,887      238,887
 11      56       3,088           0            0        0         43,901        45,165      245,165
 12      57       3,088           0            0        0         50,981        51,929      251,929
 13      58       3,088           0            0        0         58,701        59,334      259,334
 14      59       3,088           0            0        0         67,158        67,474      267,474
 15      60       3,088           0            0        0         76,458        76,458      276,458
 16      61       3,088           0            0        0         86,350        86,350      286,350
 17      62       3,088           0            0        0         97,150        97,150      297,150
 18      63       3,088           0            0        0        108,907       108,907      308,907
 19      64       3,088           0            0        0        121,801       121,801      321,801
 20      65       3,088           0            0        0        135,958       135,958      335,958
 21      66       3,088           0            0        0        151,533       151,533      351,533
 22      67       3,088           0            0        0        168,614       168,614      368,614
 23      68       3,088           0            0        0        187,315       187,315      387,315
 24      69       3,088           0            0        0        207,737       207,737      407,737
 25      70       3,088           0            0        0        229,994       229,994      429,994
 26      71       3,088           0            0        0        254,287       254,287      454,287
 27      72       3,088           0            0        0        280,737       280,737      480,737
 28      73       3,088           0            0        0        309,632       309,632      509,632
 29      74       3,088           0            0        0        341,087       341,087      541,087
 30      75       3,088           0            0        0        375,334       375,334      575,334
 31      76       3,088           0            0        0        412,703       412,703      612,703
 32      77       3,088           0            0        0        453,360       453,360      653,360
 33      78       3,088           0            0        0        497,537       497,537      697,537
 34      79       3,088           0            0        0        544,631       544,431      744,631
 35      80       3,088           0            0        0        595,521       595,521      795,521
 36      81       3,088           0            0        0        650,597       650,597      850,597
 37      82       3,088           0            0        0        710,015       710,015      910,015
 38      83       3,088           0            0        0        775,418       775,418      975,418
 39      84       3,088           0            0        0        846,498       844,498    1,046,498
 40      85       3,088           0            0        0        923,498       923,498    1,123,498

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON            FUND        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER       VALUE       AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
 41      86       3,088           0            0        0       1,007,067      1,007,067    1,207,067
 42      87       3,088           0            0        0       1,097,494      1,097,494    1,297,494
 43      88       3,088           0            0        0       1,195,581      1,195,581    1,395,581
 44      89       3,088           0            0        0       1,301,967      1,301,967    1,501,967
 45      90       3,088           0            0        0       1,417,383      1,417,383    1,617,383
 46      91       3,088           0            0        0       1,542,288      1,542,288    1,742,288
 47      92       3,088           0            0        0       1,676,681      1,676,681    1,876,681
 48      93       3,088           0            0        0       1,819,724      1,819,724    2,019,724
 49      94       3,088           0            0        0       1,971,856      1,971,856    2,171,856
 50      95       3,088           0            0        0       2,133,059      2,133,059    2,333,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12          INITIAL GUIDELINE ANNUAL: $7,915.78            INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                          (-1.49%
                                                    0.00% (-1.49% NET)                    0.00% (-1.49% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      36        1,646           0                0         888     200,000             0         888     200,000             0
  2      37        1,646           0              343       1,968     200,000           343        1968     200,000           437
  3      38        1,646           0              775       3,010     200,000           775       3,010     200,000           985
  4      39        1,646           0            1,780       4,015     200,000         1,780       4,015     200,000         2,081
  5      40        1,646           0            2,749       4,984     200,000         2,749       4,984     200,000         3,139
  6      41        1,646           0            3,906       5,917     200,000         3,906       5,917     200,000         4,360
  7      42        1,646           0            5,005       6,793     200,000         5,005       6,793     200,000         5,545
  8      43        1,646           0            6,071       7,635     200,000         6,071       7,635     200,000         6,718
  9      44        1,646           0            7,080       8,421     200,000         7,080       8,421     200,000         7,855
 10      45        1,646           0            8,035       9,152     200,000         8,035       9,152     200,000         8,959
 11      46        1,646           0            9,019       9,913     200,000         9,019       9,913     200,000        10,072
 12      47        1,646           0            9,953      10,623     200,000         9,953      10,623     200,000        11,135
 13      48        1,646           0           10,838      11,285     200,000        10,838      11,285     200,000        12,168
 14      49        1,646           0           11,651      11,874     200,000        11,651      11,874     200,000        13,152
 15      50        1,646           0           12,394      12,394     200,000        12,394      12,394     200,000        14,086
 16      51        1,646           0           12,843      12,843     200,000        12,843      12,843     200,000        14,748
 17      52        1,646           0           13,201      13,201     200,000        13,201      13,201     200,000        15,339
 18      53        1,646           0           13,469      13,469     200,000        13,469      13,469     200,000        15,884
 19      54        1,646           0           13,624      13,624     200,000        13,624      13,624     200,000        16,381
 20      55        1,646           0           13,668      13,668     200,000        13,668      13,668     200,000        16,854
 21      56        1,646           0           13,611      13,611     200,000        13,611      13,611     200,000        17,335
 22      57        1,646           0           13,399      13,399     200,000        13,399      13,399     200,000        17,727
 23      58        1,646           0           13,031      13,031     200,000        13,031      13,031     200,000        18,009
 24      59        1,646           0           12,484      12,484     200,000        12,484      12,484     200,000        18,181
 25      60        1,646           0           11,736      11,736     200,000        11,736      11,736     200,000        18,222
 26      61        1,646           0           10,761      10,761     200,000        10,761      10,761     200,000        18,134
 27      62        1,646           0            9,534       9,534     200,000         9,534       9,534     200,000        17,893
 28      63        1,646           0            8,050       8,050     200,000         8,050       8,050     200,000        17,479
 29      64        1,646           0            6,213       6,213     200,000         6,213       6,213     200,000        16,913
 30      65        1,646           0            3,989       3,989     200,000         3,989       3,989     200,000        16,193
 31      66        1,646           0            1,320       1,320     200,000         1,320       1,320     200,000        15,296
 32      67        1,646           0                0           0           0             0           0           0        14,220
 33      68        1,646           0                0           0           0             0           0           0        12,918
 34      69        1,646           0                0           0           0             0           0           0        11,317
 35      70        1,646           0                0           0           0             0           0           0         9,344
 36      71        1,646           0                0           0           0             0           0           0         6,988
 37      72        1,646           0                0           0           0             0           0           0         4,143
 38      73        1,646           0                0           0           0             0           0           0           836

         CURRENT CHARGES
      --------------------
       0.00% (-1.49% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1      888     200,000
  2    2,062     200,000
  3    3,220     200,000
  4    4,315     200,000
  5    5,373     200,000
  6    6,371     200,000
  7    7,332     200,000
  8    8,282     200,000
  9    9,196     200,000
 10   10,076     200,000
 11   10,966     200,000
 12   11,805     200,000
 13   12,615     200,000
 14   13,375     200,000
 15   14,086     200,000
 16   14,748     200,000
 17   15,339     200,000
 18   15,884     200,000
 19   16,381     200,000
 20   16,854     200,000
 21   17,335     200,000
 22   17,727     200,000
 23   18,009     200,000
 24   18,181     200,000
 25   18,222     200,000
 26   18,134     200,000
 27   17,893     200,000
 28   17,479     200,000
 29   16,913     200,000
 30   16,193     200,000
 31   15,296     200,000
 32   14,220     200,000
 33   12,918     200,000
 34   11,317     200,000
 35    9,344     200,000
 36    6,988     200,000
 37    4,143     200,000
 38      836     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 74.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                       0.00% (-1.49% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE     AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------    --------
  1      36       1,646           0            0        0              0          888    200,000
  2      37       1,646           0            0        0            437        2,062    200,000
  3      38       1,646           0            0        0            985        3,220    200,000
  4      39       1,646           0            0        0          2,081        4,315    200,000
  5      40       1,646           0            0        0          3,139        5,373    200,000
  6      41       1,646           0            0        0          4,360        6,371    200,000
  7      42       1,646           0            0        0          5,545        7,332    200,000
  8      43       1,646           0            0        0          6,718        8,282    200,000
  9      44       1,646           0            0        0          7,855        9,196    200,000
 10      45       1,646           0            0        0          8,959       10,076    200,000
 11      46       1,646           0            0        0         10,072       10,966    200,000
 12      47       1,646           0            0        0         11,135       11,805    200,000
 13      48       1,646           0            0        0         12,168       12,615    200,000
 14      49       1,646           0            0        0         13,152       13,375    200,000
 15      50       1,646           0            0        0         14,086       14,086    200,000
 16      51       1,646           0            0        0         14,748       14,748    200,000
 17      52       1,646           0            0        0         15,339       15,339    200,000
 18      53       1,646           0            0        0         15,884       15,884    200,000
 19      54       1,646           0            0        0         16,381       16,381    200,000
 20      55       1,646           0            0        0         16,854       16,854    200,000
 21      56       1,646           0            0        0         17,335       17,335    200,000
 22      57       1,646           0            0        0         17,727       17,727    200,000
 23      58       1,646           0            0        0         18,009       18,009    200,000
 24      59       1,646           0            0        0         18,181       18,181    200,000
 25      60       1,646           0            0        0         18,222       18,222    200,000
 26      61       1,646           0            0        0         18,134       18,134    200,000
 27      62       1,646           0            0        0         17,893       17,893    200,000
 28      63       1,646           0            0        0         17,479       17,479    200,000
 29      64       1,646           0            0        0         16,913       16,913    200,000
 30      65       1,646           0            0        0         16,193       16,193    200,000
 31      66       1,646           0            0        0         15,296       15,296    200,000
 32      67       1,646           0            0        0         14,220       14,220    200,000
 33      68       1,646           0            0        0         12,918       12,918    200,000
 34      69       1,646           0            0        0         11,317       11,317    200,000
 35      70       1,646           0            0        0          9,344        9,344    200,000
 36      71       1,646           0            0        0          6,988        6,988    200,000
 37      72       1,646           0            0        0          4,143        4,143    200,000
 38      73       1,646           0            0        0            836          836    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 74.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       6.00%
                                                                                                                          (4.46%
                                                    0.00% (-1.49% NET)                     6.00% (4.46% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      36        1,646           0                0         888     200,000             0         960     200,000             0
  2      37        1,646           0              343       1,968     200,000           549       2,174     200,000           646
  3      38        1,646           0              775       3,010     200,000         1,186       3,420     200,000         1,408
  4      39        1,646           0            1,780       4,015     200,000         2,466       4,701     200,000         2,795
  5      40        1,646           0            2,749       4,984     200,000         3,783       6,017     200,000         4,222
  6      41        1,646           0            3,906       5,917     200,000         5,361       7,372     200,000         5,892
  7      42        1,646           0            5,005       6,793     200,000         6,956       8,743     200,000         7,606
  8      43        1,646           0            6,071       7,635     200,000         8,592      10,156     200,000         9,389
  9      44        1,646           0            7,080       8,421     200,000        10,249      11,590     200,000        11,222
 10      45        1,646           0            8,035       9,152     200,000        11,928      13,045     200,000        13,108
 11      46        1,646           0            9,019       9,913     200,000        13,741      14,634     200,000        15,120
 12      47        1,646           0            9,953      10,623     200,000        15,593      16,263     200,000        17,181
 13      48        1,646           0           10,838      11,285     200,000        17,487      17,934     200,000        19,317
 14      49        1,646           0           11,651      11,874     200,000        19,405      19,628     200,000        21,510
 15      50        1,646           0           12,394      12,394     200,000        21,348      21,348     200,000        23,765
 16      51        1,646           0           12,843      12,843     200,000        23,097      23,097     200,000        25,862
 17      52        1,646           0           13,201      13,201     200,000        24,855      24,855     200,000        28,008
 18      53        1,646           0           13,469      13,469     200,000        26,625      26,625     200,000        30,228
 19      54        1,646           0           13,624      13,624     200,000        28,388      28,388     200,000        32,527
 20      55        1,646           0           13,668      13,668     200,000        30,146      30,146     200,000        34,932
 21      56        1,646           0           13,611      13,611     200,000        31,916      31,916     200,000        37,483
 22      57        1,646           0           13,399      13,399     200,000        33,643      33,643     200,000        40,095
 23      58        1,646           0           13,031      13,031     200,000        35,330      35,330     200,000        42,755
 24      59        1,646           0           12,484      12,484     200,000        36,957      36,957     200,000        45,467
 25      60        1,646           0           11,736      11,736     200,000        38,503      38,503     200,000        48,220
 26      61        1,646           0           10,761      10,761     200,000        39,946      39,946     200,000        51,021
 27      62        1,646           0            9,534       9,534     200,000        41,265      41,265     200,000        53,857
 28      63        1,646           0            8,050       8,050     200,000        42,454      42,454     200,000        56,719
 29      64        1,646           0            6,213       6,213     200,000        43,431      43,431     200,000        59,630
 30      65        1,646           0            3,989       3,989     200,000        44,166      44,166     200,000        62,600
 31      66        1,646           0            1,320       1,320     200,000        44,606      44,606     200,000        65,619
 32      67        1,646           0                0           0           0        44,713      44,713     200,000        68,697
 33      68        1,646           0                0           0           0        44,424      44,424     200,000        71,812
 34      69        1,646           0                0           0           0        43,667      43,667     200,000        74,927
 35      70        1,646           0                0           0           0        42,382      42,382     200,000        78,007
 36      71        1,646           0                0           0           0        40,438      40,438     200,000        81,061
 37      72        1,646           0                0           0           0        37,583      37,583     200,000        84,041
 38      73        1,646           0                0           0           0        33,810      33,810     200,000        86,985
 39      74        1,646           0                0           0           0        28,810      28,810     200,000        89,821
 40      75        1,646           0                0           0           0        22,254      22,254     200,000        92,531

        CURRENT CHARGES
      --------------------
       6.00%  (4.46% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1      960     200,000
  2    2,271     200,000
  3    3,663     200,000
  4    5,030     200,000
  5    6,457     200,000
  6    7,903     200,000
  7    9,393     200,000
  8   10,953     200,000
  9   12,563     200,000
 10   14,225     200,000
 11   16,014     200,000
 12   17,851     200,000
 13   19,764     200,000
 14   21,734     200,000
 15   23,765     200,000
 16   25,862     200,000
 17   28,008     200,000
 18   30,228     200,000
 19   32,527     200,000
 20   34,932     200,000
 21   37,483     200,000
 22   40,095     200,000
 23   42,755     200,000
 24   45,467     200,000
 25   48,220     200,000
 26   51,021     200,000
 27   53,857     200,000
 28   56,719     200,000
 29   59,630     200,000
 30   62,600     200,000
 31   65,619     200,000
 32   68,697     200,000
 33   71,812     200,000
 34   74,927     200,000
 35   78,007     200,000
 36   81,061     200,000
 37   84,041     200,000
 38   86,985     200,000
 39   89,821     200,000
 40   92,531     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                         CURRENT
                                                                                                                         CHARGES
                                                                       GUARANTEED CHARGES                               ---------
                                             ----------------------------------------------------------------------       6.00%
                                                                                                                         (4.46%
                                                    0.00% (-1.49% NET)                    6.00% (4.46% NET)               NET)
                                             --------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)        (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                 BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     -----     --------     ---------     ------     --------     ---------
 41      76        1,646           0             0           0           0          13,804      13,804     200,000        95,134
 42      77        1,646           0             0           0           0           3,059       3,059     200,000        97,548
 43      78        1,646           0             0           0           0               0           0           0        99,712
 44      79        1,646           0             0           0           0               0           0           0       101,137
 45      80        1,646           0             0           0           0               0           0           0       102,047
 46      81        1,646           0             0           0           0               0           0           0       102,384
 47      82        1,646           0             0           0           0               0           0           0       101,937
 48      83        1,646           0             0           0           0               0           0           0       101,172
 49      84        1,646           0             0           0           0               0           0           0        99,565
 50      85        1,646           0             0           0           0               0           0           0        96,780
 51      86        1,646           0             0           0           0               0           0           0        92,591
 52      87        1,646           0             0           0           0               0           0           0        86,453
 53      88        1,646           0             0           0           0               0           0           0        77,919
 54      89        1,646           0             0           0           0               0           0           0        66,217
 55      90        1,646           0             0           0           0               0           0           0        50,297
 56      91        1,646           0             0           0           0               0           0           0        28,384

        CURRENT CHARGES
      --------------------
        6.00% (4.46% NET)
      --------------------
       (10)         (11)
END               BENEFIT
 OF    FUND       PAYABLE
YEAR   VALUE      AT DEATH
----  -------     --------
 41    95,134     200,000
 42    97,548     200,000
 43    99,712     200,000
 44   101,137     200,000
 45   102,047     200,000
 46   102,384     200,000
 47   101,937     200,000
 48   101,172     200,000
 49    99,565     200,000
 50    96,780     200,000
 51    92,591     200,000
 52    86,453     200,000
 53    77,919     200,000
 54    66,217     200,000
 55    50,297     200,000
 56    28,384     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00       THE MUTUAL INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND       PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     -------     --------
  1      36       1,646           0            0        0              0          960     200,000
  2      37       1,646           0            0        0            646        2,271     200,000
  3      38       1,646           0            0        0          1,408        3,643     200,000
  4      39       1,646           0            0        0          2,795        5,030     200,000
  5      40       1,646           0            0        0          4,222        6,457     200,000
  6      41       1,646           0            0        0          5,892        7,903     200,000
  7      42       1,646           0            0        0          7,606        9,393     200,000
  8      43       1,646           0            0        0          9,389       10,953     200,000
  9      44       1,646           0            0        0         11,222       12,563     200,000
 10      45       1,646           0            0        0         13,108       14,225     200,000
 11      46       1,646           0            0        0         15,120       16,014     200,000
 12      47       1,646           0            0        0         17,181       17,851     200,000
 13      48       1,646           0            0        0         19,317       19,764     200,000
 14      49       1,646           0            0        0         21,510       21,734     200,000
 15      50       1,646           0            0        0         23,765       23,765     200,000
 16      51       1,646           0            0        0         25,862       25,862     200,000
 17      52       1,646           0            0        0         28,008       28,008     200,000
 18      53       1,646           0            0        0         30,228       30,228     200,000
 19      54       1,646           0            0        0         32,527       32,527     200,000
 20      55       1,646           0            0        0         34,932       34,932     200,000
 21      56       1,646           0            0        0         37,483       37,483     200,000
 22      57       1,646           0            0        0         40,095       40,095     200,000
 23      58       1,646           0            0        0         42,755       42,755     200,000
 24      59       1,646           0            0        0         45,467       45,467     200,000
 25      60       1,646           0            0        0         48,220       48,220     200,000
 26      61       1,646           0            0        0         51,021       51,021     200,000
 27      62       1,646           0            0        0         53,857       53,857     200,000
 28      63       1,646           0            0        0         56,719       56,719     200,000
 29      64       1,646           0            0        0         59,630       59,630     200,000
 30      65       1,646           0            0        0         62,600       62,600     200,000
 31      66       1,646           0            0        0         65,619       65,619     200,000
 32      67       1,646           0            0        0         68,697       68,697     200,000
 33      68       1,646           0            0        0         71,812       71,812     200,000
 34      69       1,646           0            0        0         74,927       74,927     200,000
 35      70       1,646           0            0        0         78,007       78,007     200,000
 36      71       1,646           0            0        0         81,061       81,061     200,000
 37      72       1,646           0            0        0         84,041       84,041     200,000
 38      73       1,646           0            0        0         86,985       86,985     200,000
 39      74       1,646           0            0        0         89,821       89,821     200,000
 40      75       1,646           0            0        0         92,531       92,531     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
 41      76       1,646           0            0        0         95,134        95,134    200,000
 42      77       1,646           0            0        0         97,548        97,548    200,000
 43      78       1,646           0            0        0         99,712        99,712    200,000
 44      79       1,646           0            0        0        101,137       101,137    200,000
 45      80       1,646           0            0        0        102,047       102,047    200,000
 46      81       1,646           0            0        0        102,384       102,384    200,000
 47      82       1,646           0            0        0        101,937       101,937    200,000
 48      83       1,646           0            0        0        101,172       101,172    200,000
 49      84       1,646           0            0        0         99,565        99,565    200,000
 50      85       1,646           0            0        0         96,780        96,780    200,000
 51      86       1,646           0            0        0         92,591        92,591    200,000
 52      87       1,646           0            0        0         86,453        86,453    200,000
 53      88       1,646           0            0        0         77,919        77,919    200,000
 54      89       1,646           0            0        0         66,217        66,217    200,000
 55      90       1,646           0            0        0         50,297        50,297    200,000
 56      91       1,646           0            0        0         28,384        28,384    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                           CURRENT
                                                                                                                           CHARGES
                                                                        GUARANTEED CHARGES                                ---------
                                             ------------------------------------------------------------------------      12.00%
                                                                                                                           (10.42%
                                                    0.00% (-1.49% NET)                    12.00% (10.42% NET)               NET)
                                             ---------------------------------     ----------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)          (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                   BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON           FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER      VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     --------    --------     ---------
  1      36        1,646           0                0         888     200,000             0         1,032    200,000             0
  2      37        1,646           0              343       1,968     200,000           765         2,389    200,000           865
  3      38        1,646           0              775       3,010     200,000         1,631         3,866    200,000         1,866
  4      39        1,646           0            1,780       4,015     200,000         3,240         5,475    200,000         3,599
  5      40        1,646           0            2,749       4,984     200,000         4,996         7,231    200,000         5,490
  6      41        1,646           0            3,906       5,917     200,000         7,138         9,149    200,000         7,758
  7      42        1,646           0            5,005       6,793     200,000         9,437        11,225    200,000        10,219
  8      43        1,646           0            6,071       7,635     200,000        11,934        13,499    200,000        12,918
  9      44        1,646           0            7,080       8,421     200,000        14,628        15,969    200,000        15,857
 10      45        1,646           0            8,035       9,152     200,000        17,542        18,659    200,000        19,062
 11      46        1,646           0            9,019       9,913     200,000        20,845        21,739    200,000        22,674
 12      47        1,646           0            9,953      10,623     200,000        24,454        25,124    200,000        26,624
 13      48        1,646           0           10,838      11,285     200,000        28,404        28,850    200,000        30,972
 14      49        1,646           0           11,651      11,874     200,000        32,714        32,937    200,000        35,745
 15      50        1,646           0           12,394      12,394     200,000        37,429        37,429    200,000        40,992
 16      51        1,646           0           12,843      12,843     200,000        42,375        42,375    200,000        46,547
 17      52        1,646           0           13,201      13,201     200,000        47,812        47,812    200,000        52,677
 18      53        1,646           0           13,469      13,469     200,000        53,803        53,803    200,000        59,471
 19      54        1,646           0           13,624      13,624     200,000        60,400        60,400    200,000        67,008
 20      55        1,646           0           13,668      13,668     200,000        67,681        67,681    200,000        75,394
 21      56        1,646           0           13,611      13,611     200,000        75,758        75,758    200,000        84,766
 22      57        1,646           0           13,399      13,399     200,000        84,685        84,685    200,000        95,160
 23      58        1,646           0           13,031      13,031     200,000        94,579        94,579    200,000       106,692
 24      59        1,646           0           12,484      12,484     200,000       105,562       105,562    200,000       119,510
 25      60        1,646           0           11,736      11,736     200,000       117,776       117,776    200,000       133,771
 26      61        1,646           0           10,761      10,761     200,000       131,391       131,391    200,000       149,667
 27      62        1,646           0            9,534       9,534     200,000       146,607       146,607    200,000       167,371
 28      63        1,646           0            8,050       8,050     200,000       163,658       163,658    206,209       186,969
 29      64        1,646           0            6,213       6,213     200,000       182,568       182,568    226,384       208,661
 30      65        1,646           0            3,989       3,989     200,000       203,450       203,450    248,209       232,678
 31      66        1,646           0            1,320       1,320     200,000       226,515       226,515    271,818       259,273
 32      67        1,646           0                0           0           0       251,947       251,947    299,817       288,696
 33      68        1,646           0                0           0           0       278,982       279,982    330,379       321,238
 34      69        1,646           0                0           0           0       310,883       310,883    363,733       357,214
 35      70        1,646           0                0           0           0       344,947       344,947    400,139       396,970
 36      71        1,646           0                0           0           0       382,486       382,486    439,859       440,914
 37      72        1,646           0                0           0           0       423,978       423,978    479,095       489,576
 38      73        1,646           0                0           0           0       469,959       499,959    521,655       543,534
 39      74        1,646           0                0           0           0       520,964       520,964    567,850       603,391
 40      75        1,646           0                0           0           0       577,644       577,644    618,079       669,873

         CURRENT CHARGES
       -------------------
       12.00% (10.42% NET)
       -------------------
        (10)        (11)
END               BENEFIT
 OF     FUND      PAYABLE
YEAR   VALUE      AT DEATH
----  --------    --------
  1      1,032    200,000
  2      2,489    200,000
  3      4,101    200,000
  4      5,833    200,000
  5      7,725    200,000
  6      9,769    200,000
  7     12,006    200,000
  8     14,482    200,000
  9     17,197    200,000
 10     20,180    200,000
 11     23,568    200,000
 12     27,294    200,000
 13     31,419    200,000
 14     35,968    200,000
 15     40,992    200,000
 16     46,547    200,000
 17     52,677    200,000
 18     59,471    200,000
 19     67,008    200,000
 20     75,394    200,000
 21     84,766    200,000
 22     95,160    200,000
 23    106,692    200,000
 24    119,510    200,000
 25    133,771    200,000
 26    149,667    200,000
 27    167,371    214,235
 28    186,969    235,581
 29    208,661    258,740
 30    232,678    283,867
 31    259,273    311,127
 32    288,696    343,548
 33    321,238    379,061
 34    357,214    417,940
 35    396,970    460,485
 36    440,914    507,051
 37    489,576    553,221
 38    543,534    603,323
 39    603,391    657,696
 40    669,873    716,764

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, Mony Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             --------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                     12.00% (10.42% NET)
                                             --------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)        (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                 BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON         FUND      PAYABLE         ON            FUND        PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE     AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     -----     --------     ---------     ----------    ---------
 41      76        1,646           0             0           0           0         640,798         640,798      672,838
 42      77        1,646           0             0           0           0         710,436         710,436      745,958
 43      78        1,646           0             0           0           0         787,183         787,183      826,543
 44      79        1,646           0             0           0           0         871,719         871,719      915,304
 45      80        1,646           0             0           0           0         964,773         964,773    1,013,011
 46      81        1,646           0             0           0           0        1,067,118      1,067,118    1,120,474
 47      82        1,646           0             0           0           0        1,179,573      1,179,573    1,238,552
 48      83        1,646           0             0           0           0        1,302,973      1,302,973    1,368,121
 49      84        1,646           0             0           0           0        1,438,197      1,438,197    1,510,107
 50      85        1,646           0             0           0           0        1,586,175      1,586,175    1,665,483
 51      86        1,646           0             0           0           0        1,747,891      1,747,891    1,835,286
 52      87        1,646           0             0           0           0        1,924,397      1,924,397    2,020,616
 53      88        1,646           0             0           0           0        2,116,813      2,116,813    2,222,654
 54      89        1,646           0             0           0           0        2,3263,15      2,326,315    2,442,631
 55      90        1,646           0             0           0           0        2,554,145      2,554,145    2,681,852
 56      91        1,646           0             0           0           0        2,801,529      2,801,529    2,941,606
 57      92        1,646           0             0           0           0        3,077,820      3,077,820    3,200,932
 58      93        1,646           0             0           0           0        3,387,960      3,387,960    3,489,598
 59      94        1,646           0             0           0           0        3,738,035      3,738,035    3,812,795
 60      95        1,646           0             0           0           0        4,135,640      4,135,640    4,176,996

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)           (10)         (11)
END     VALUE                      BENEFIT
 OF      ON            FUND        PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ----------    ---------
 41    743,833         743,833      781,025
 42    825,613         825,613      866,894
 43    915,994         915,994      961,794
 44   1,015,619      1,015,619    1,066,400
 45   1,125,529      1,125,529    1,181,805
 46   1,246,738      1,246,738    1,309,075
 47   1,380,262      1,380,262    1,449,275
 48   1,527,711      1,527,711    1,604,096
 49   1,690,131      1,690,131    1,774,638
 50   1,868,809      1,868,809    1,962,249
 51   2,065,279      2,065,279    2,168,542
 52   2,280,979      2,280,979    2,395,027
 53   2,517,684      2,517,684    2,643,568
 54   2,777,159      2,777,159    2,916,017
 55   3,061,290      3,061,290    3,214,354
 56   3,371,785      3,371,785    3,540,374
 57   3,716,590      3,716,590    3,865,253
 58   4,100,320      4,100,320    4,223,329
 59   4,530,124      4,530,124    4,620,727
 60   5,015,028      5,015,028    5,065,178

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                       12.00% (10.42% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
  1      36       1,646           0            0        0              0         1,032    200,000
  2      37       1,646           0            0        0            865         2,489    200,000
  3      38       1,646           0            0        0          1,866         4,101    200,000
  4      39       1,646           0            0        0          3,599         5,833    200,000
  5      40       1,646           0            0        0          5,490         7,725    200,000
  6      41       1,646           0            0        0          7,758         9,769    200,000
  7      42       1,646           0            0        0         10,219        12,006    200,000
  8      43       1,646           0            0        0         12,918        14,482    200,000
  9      44       1,646           0            0        0         15,857        17,197    200,000
 10      45       1,646           0            0        0         19,062        20,180    200,000
 11      46       1,646           0            0        0         22,674        23,568    200,000
 12      47       1,646           0            0        0         26,624        27,294    200,000
 13      48       1,646           0            0        0         30,972        31,419    200,000
 14      49       1,646           0            0        0         35,745        35,968    200,000
 15      50       1,646           0            0        0         40,992        40,992    200,000
 16      51       1,646           0            0        0         46,547        46,547    200,000
 17      52       1,646           0            0        0         52,677        52,677    200,000
 18      53       1,646           0            0        0         59,471        59,471    200,000
 19      54       1,646           0            0        0         67,008        67,008    200,000
 20      55       1,646           0            0        0         75,394        75,394    200,000
 21      56       1,646           0            0        0         84,766        84,766    200,000
 22      57       1,646           0            0        0         95,160        95,160    200,000
 23      58       1,646           0            0        0        106,692       106,692    200,000
 24      59       1,646           0            0        0        119,510       119,510    200,000
 25      60       1,646           0            0        0        133,771       133,771    200,000
 26      61       1,646           0            0        0        149,667       149,667    200,000
 27      62       1,646           0            0        0        167,371       167,371    214,235
 28      63       1,646           0            0        0        186,969       186,969    235,581
 29      64       1,646           0            0        0        208,661       208,661    258,740
 30      65       1,646           0            0        0        232,678       232,678    283,867
 31      66       1,646           0            0        0        259,273       259,273    311,127
 32      67       1,646           0            0        0        288,696       288,696    343,548
 33      68       1,646           0            0        0        321,238       321,238    379,061
 34      69       1,646           0            0        0        357,214       357,214    417,940
 35      70       1,646           0            0        0        396,970       396,970    460,485
 36      71       1,646           0            0        0        440,914       440,914    507,051
 37      72       1,646           0            0        0        489,576       489,576    553,221
 38      73       1,646           0            0        0        543,534       543,534    603,323
 39      74       1,646           0            0        0        603,391       603,391    657,696
 40      75       1,646           0            0        0        669,873       669,873    716,764

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON                        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER     FUND VALUE    AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
 41      76       1,646           0            0        0         743,833        743,833      781,025
 42      77       1,646           0            0        0         825,613        825,613      866,894
 43      78       1,646           0            0        0         915,994        915,994      961,794
 44      79       1,646           0            0        0       1,015,619      1,015,619    1,066,400
 45      80       1,646           0            0        0       1,125,529      1,125,529    1,181,805
 46      81       1,646           0            0        0       1,246,738      1,246,738    1,309,075
 47      82       1,646           0            0        0       1,380,262      1,380,262    1,449,275
 48      83       1,646           0            0        0       1,527,711      1,527,711    1,604,096
 49      84       1,646           0            0        0       1,690,131      1,690,131    1,774,638
 50      85       1,646           0            0        0       1,868,809      1,868,809    1,962,249
 51      86       1,646           0            0        0       2,065,279      2,065,279    2,168,542
 52      87       1,646           0            0        0       2,280,979      2,280,979    2,395,027
 53      88       1,646           0            0        0       2,517,684      2,517,684    2,643,568
 54      89       1,646           0            0        0       2,777,159      2,777,159    2,916,017
 55      90       1,646           0            0        0       3,061,290      3,061,290    3,214,354
 56      91       1,646           0            0        0       3,371,785      3,371,785    3,540,374
 57      92       1,646           0            0        0       3,716,590      3,716,590    3,865,253
 58      93       1,646           0            0        0       4,100,320      4,100,320    4,223,329
 59      94       1,646           0            0        0       4,530,124      4,530,124    4,620,727
 60      95       1,646           0            0        0       5,015,028      5,015,028    5,065,178

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64          INITIAL GUIDELINE ANNUAL: $2,135.14            INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       0.00%
                                                                                                                          (-1.49%
                                                    0.00% (-1.49% NET)                    0.00% (-1.49% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)         (7)         (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER     VALUE      AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     ------     --------     ---------
  1      56        5,010           0            1,330       3,632     200,000         1,330       3,632     200,000         1,330
  2      57        5,010           0            3,701       6,488     200,000         3,701       6,488     200,000         4,642
  3      58        5,010           0            4,910       9,166     200,000         4,910       9,166     200,000         6,791
  4      59        5,010           0            7,394      11,651     200,000         7,394      11,651     200,000        10,196
  5      60        5,010           0            9,668      13,925     200,000         9,668      13,925     200,000        13,372
  6      61        5,010           0           12,142      15,973     200,000        12,142      15,973     200,000        16,713
  7      62        5,010           0           14,372      17,778     200,000        14,372      17,778     200,000        19,971
  8      63        5,010           0           16,366      19,345     200,000        16,366      19,345     200,000        23,146
  9      64        5,010           0           18,040      20,594     200,000        18,040      20,594     200,000        26,223
 10      65        5,010           0           19,379      21,507     200,000        19,379      21,507     200,000        29,083
 11      66        5,010           0           20,563      22,265     200,000        20,563      22,265     200,000        31,810
 12      67        5,010           0           21,355      22,632     200,000        21,355      22,632     200,000        34,268
 13      68        5,010           0           21,709      22,560     200,000        21,709      22,560     200,000        36,580
 14      69        5,010           0           21,576      22,001     200,000        21,576      22,001     200,000        38,692
 15      70        5,010           0           20,921      20,921     200,000        20,921      20,921     200,000        40,587
 16      71        5,010           0           19,217      19,217     200,000        19,217      19,217     200,000        41,786
 17      72        5,010           0           16,664      16,664     200,000        16,664      16,664     200,000        42,661
 18      73        5,010           0           13,327      13,327     200,000        13,327      13,327     200,000        43,005
 19      74        5,010           0            8,949       8,949     200,000         8,949       8,949     200,000        43,038
 20      75        5,010           0            3,282       3,282     200,000         3,282       3,282     200,000        42,605
 21      76        5,010           0                0           0           0             0           0           0        41,796
 22      77        5,010           0                0           0           0             0           0           0        40,362
 23      78        5,010           0                0           0           0             0           0           0        38,178
 24      79        5,010           0                0           0           0             0           0           0        34,438
 25      80        5,010           0                0           0           0             0           0           0        29,452
 26      81        5,010           0                0           0           0             0           0           0        23,075
 27      82        5,010           0                0           0           0             0           0           0        14,881
 28      83        5,010           0                0           0           0             0           0           0         5,682

        CURRENT CHARGES
      -------------------
      0.00%  (-1.49% NET)
      --------------------
       (10)        (11)
END              BENEFIT
 OF    FUND      PAYABLE
YEAR  VALUE      AT DEATH
----  ------     --------
  1    3,632     200,000
  2    7,429     200,000
  3   11,048     200,000
  4   14,452     200,000
  5   17,629     200,000
  6   20,544     200,000
  7   23,376     200,000
  8   26,126     200,000
  9   28,777     200,000
 10   31,212     200,000
 11   33,512     200,000
 12   35,545     200,000
 13   37,431     200,000
 14   39,117     200,000
 15   40,587     200,000
 16   41,786     200,000
 17   42,661     200,000
 18   43,005     200,000
 19   43,038     200,000
 20   42,605     200,000
 21   41,796     200,000
 22   40,362     200,000
 23   38,178     200,000
 24   34,438     200,000
 25   29,452     200,000
 26   23,075     200,000
 27   14,881     200,000
 28    5,682     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 84.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00       THE MUTUAL INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ---------------------------------
                                                                       0.00% (-1.49% NET)
                                                                ---------------------------------
END                          UNSCHEDULED                          VALUE                  BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON          FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER     VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ------     --------
  1      56       5,010           0            0        0          1,330       3,632     200,000
  2      57       5,010           0            0        0          4,642       7,429     200,000
  3      58       5,010           0            0        0          6,791      11,048     200,000
  4      59       5,010           0            0        0         10,196      14,452     200,000
  5      60       5,010           0            0        0         13,372      17,629     200,000
  6      61       5,010           0            0        0         16,713      20,544     200,000
  7      62       5,010           0            0        0         19,971      23,376     200,000
  8      63       5,010           0            0        0         23,146      26,126     200,000
  9      64       5,010           0            0        0         26,223      28,777     200,000
 10      65       5,010           0            0        0         29,083      31,212     200,000
 11      66       5,010           0            0        0         31,810      33,512     200,000
 12      67       5,010           0            0        0         34,268      35,545     200,000
 13      68       5,010           0            0        0         36,580      37,431     200,000
 14      69       5,010           0            0        0         38,692      39,117     200,000
 15      70       5,010           0            0        0         40,587      40,587     200,000
 16      71       5,010           0            0        0         41,786      41,786     200,000
 17      72       5,010           0            0        0         42,661      42,661     200,000
 18      73       5,010           0            0        0         43,005      43,005     200,000
 19      74       5,010           0            0        0         43,038      43,038     200,000
 20      75       5,010           0            0        0         42,605      42,605     200,000
 21      76       5,010           0            0        0         41,796      41,796     200,000
 22      77       5,010           0            0        0         40,362      40,362     200,000
 23      78       5,010           0            0        0         38,178      38,178     200,000
 24      79       5,010           0            0        0         34,438      34,438     200,000
 25      80       5,010           0            0        0         29,452      29,452     200,000
 26      81       5,010           0            0        0         23,075      23,075     200,000
 27      82       5,010           0            0        0         14,881      14,881     200,000
 28      83       5,010           0            0        0          5,682       5,682     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 84.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                                                                          CURRENT
                                                                                                                          CHARGES
                                                                       GUARANTEED CHARGES                                ---------
                                             -----------------------------------------------------------------------       6.00%
                                                                                                                          (4.46%
                                                    0.00% (-1.49% NET)                     6.00% (4.46% NET)               NET)
                                             ---------------------------------     ---------------------------------     ---------
                    (1)           (2)           (3)         (4)         (5)           (6)          (7)        (8)           (9)
END                 NET           NET          VALUE                  BENEFIT        VALUE                  BENEFIT        VALUE
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON          FUND      PAYABLE         ON
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER      VALUE     AT DEATH     SURRENDER
----     ---     ---------     ---------     ---------     ------     --------     ---------     -------    --------     ---------
  1      56        5,010           0            1,330       3,632     200,000         1,578        3,881    200,000         1,578
  2      57        5,010           0            3,701       6,488     200,000         4,405        7,192    200,000         5,375
  3      58        5,010           0            4,910       9,166     200,000         6,261       10,518    200,000         8,254
  4      59        5,010           0            7,394      11,651     200,000         9,586       13,842    200,000        12,638
  5      60        5,010           0            9,668      13,925     200,000        12,893       17,149    200,000        17,045
  6      61        5,010           0           12,142      15,973     200,000        16,592       20,423    200,000        21,868
  7      62        5,010           0           14,372      17,778     200,000        20,243       23,648    200,000        26,860
  8      63        5,010           0           16,366      19,345     200,000        23,850       26,830    200,000        32,034
  9      64        5,010           0           18,040      20,594     200,000        27,337       29,891    200,000        37,383
 10      65        5,010           0           19,379      21,507     200,000        30,687       32,815    200,000        42,807
 11      66        5,010           0           20,563      22,265     200,000        34,157       35,860    200,000        48,499
 12      67        5,010           0           21,355      22,632     200,000        37,469       38,746    200,000        54,273
 13      68        5,010           0           21,709      22,560     200,000        40,585       41,436    200,000        60,255
 14      69        5,010           0           21,576      22,001     200,000        43,466       43,891    200,000        66,422
 15      70        5,010           0           20,921      20,921     200,000        46,087       46,087    200,000        72,786
 16      71        5,010           0           19,217      19,217     200,000        47,940       47,940    200,000        78,906
 17      72        5,010           0           16,664      16,664     200,000        49,265       49,265    200,000        85,200
 18      73        5,010           0           13,327      13,327     200,000        50,118       50,118    200,000        91,561
 19      74        5,010           0            8,949       8,949     200,000        50,296       50,296    200,000        98,193
 20      75        5,010           0            3,282       3,282     200,000        49,600       49,600    200,000       105,049
 21      76        5,010           0                0           0           0        47,966       47,966    200,000       112,301
 22      77        5,010           0                0           0           0        45,095       45,095    200,000       119,846
 23      78        5,010           0                0           0           0        40,737       40,737    200,000       127,725
 24      79        5,010           0                0           0           0        34,573       34,573    200,000       135,719
 25      80        5,010           0                0           0           0        26,175       26,175    200,000       144,155
 26      81        5,010           0                0           0           0        14,914       14,914    200,000       153,191
 27      82        5,010           0                0           0           0             0            0          0       162,964
 28      83        5,010           0                0           0           0             0            0          0       173,910
 29      84        5,010           0                0           0           0             0            0          0       186,152
 30      85        5,010           0                0           0           0             0            0          0       199,603
 31      86        5,010           0                0           0           0             0            0          0       213,565
 32      87        5,010           0                0           0           0             0            0          0       228,027
 33      88        5,010           0                0           0           0             0            0          0       242,996
 34      89        5,010           0                0           0           0             0            0          0       258,467
 35      90        5,010           0                0           0           0             0            0          0       274,431
 36      91        5,010           0                0           0           0             0            0          0       290,851
 37      92        5,010           0                0           0           0             0            0          0       308,200
 38      93        5,010           0                0           0           0             0            0          0       326,590
 39      94        5,010           0                0           0           0             0            0          0       346,283
 40      95        5,010           0                0           0           0             0            0          0       367,608

         CURRENT CHARGES
      ---------------------
        6.00% (4.46% NET)
      ---------------------
        (10)        (11)
END               BENEFIT
 OF     FUND      PAYABLE
YEAR   VALUE      AT DEATH
----  --------    --------
  1      3,881    200,000
  2      8,161    200,000
  3     12,511    200,000
  4     16,895    200,000
  5     21,301    200,000
  6     25,698    200,000
  7     30,265    200,000
  8     35,013    200,000
  9     39,937    200,000
 10     44,935    200,000
 11     50,202    200,000
 12     55,550    200,000
 13     61,107    200,000
 14     66,848    200,000
 15     72,786    200,000
 16     78,906    200,000
 17     85,200    200,000
 18     91,561    200,000
 19     98,193    200,000
 20    105,049    200,000
 21    112,301    200,000
 22    119,846    200,000
 23    127,725    200,000
 24    135,719    200,000
 25    144,155    200,000
 26    153,191    200,000
 27    162,964    200,000
 28    173,910    200,000
 29    186,152    200,000
 30    199,603    209,583
 31    213,565    224,244
 32    228,027    239,428
 33    242,996    255,146
 34    258,467    271,390
 35    274,431    288,152
 36    290,851    305,393
 37    308,200    320,528
 38    326,590    336,387
 39    346,283    353,208
 40    367,608    371,285

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         CURRENT CHARGES
                                                                ----------------------------------
                                                                        6.00% (4.46% NET)
                                                                ----------------------------------
END                          UNSCHEDULED                          VALUE                   BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON           FUND      PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER      VALUE      AT DEATH
----     ---     -------     -----------     ----     -----     ---------     --------    --------
  1      56       5,010           0            0        0          1,578         3,881    200,000
  2      57       5,010           0            0        0          5,375         8,161    200,000
  3      58       5,010           0            0        0          8,254        12,511    200,000
  4      59       5,010           0            0        0         12,638        16,895    200,000
  5      60       5,010           0            0        0         17,045        21,301    200,000
  6      61       5,010           0            0        0         21,868        25,698    200,000
  7      62       5,010           0            0        0         26,860        30,265    200,000
  8      63       5,010           0            0        0         32,034        35,013    200,000
  9      64       5,010           0            0        0         37,383        39,937    200,000
 10      65       5,010           0            0        0         42,807        44,935    200,000
 11      66       5,010           0            0        0         48,499        50,202    200,000
 12      67       5,010           0            0        0         54,273        55,550    200,000
 13      68       5,010           0            0        0         60,255        61,107    200,000
 14      69       5,010           0            0        0         66,422        66,848    200,000
 15      70       5,010           0            0        0         72,786        72,786    200,000
 16      71       5,010           0            0        0         78,906        78,906    200,000
 17      72       5,010           0            0        0         85,200        85,200    200,000
 18      73       5,010           0            0        0         91,561        91,561    200,000
 19      74       5,010           0            0        0         98,193        98,193    200,000
 20      75       5,010           0            0        0        105,049       105,049    200,000
 21      76       5,010           0            0        0        112,301       112,301    200,000
 22      77       5,010           0            0        0        119,846       119,846    200,000
 23      78       5,010           0            0        0        127,725       127,725    200,000
 24      79       5,010           0            0        0        135,719       135,719    200,000
 25      80       5,010           0            0        0        144,155       144,155    200,000
 26      81       5,010           0            0        0        153,191       153,191    200,000
 27      82       5,010           0            0        0        162,964       162,964    200,000
 28      83       5,010           0            0        0        173,910       173,910    200,000
 29      84       5,010           0            0        0        186,152       186,152    200,000
 30      85       5,010           0            0        0        199,603       199,603    209,583
 31      86       5,010           0            0        0        213,565       213,565    224,244
 32      87       5,010           0            0        0        228,027       228,027    239,428
 33      88       5,010           0            0        0        242,996       242,996    255,146
 34      89       5,010           0            0        0        258,467       258,467    271,390
 35      90       5,010           0            0        0        274,431       274,431    288,152
 36      91       5,010           0            0        0        290,851       290,851    305,393
 37      92       5,010           0            0        0        308,200       308,200    320,528
 38      93       5,010           0            0        0        326,590       326,590    336,387
 39      94       5,010           0            0        0        346,283       346,283    353,208
 40      95       5,010           0            0        0        367,608       367,608    371,285

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5010.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                         GUARANTEED CHARGES
                                             ---------------------------------------------------------------------------
                                                    0.00% (-1.49% NET)                      12.00% (10.42% NET)
                                             ---------------------------------     -------------------------------------
                    (1)           (2)           (3)         (4)         (5)           (6)           (7)           (8)
END                 NET           NET          VALUE                  BENEFIT        VALUE                      BENEFIT
 OF              AFTER TAX      LOANS/          ON          FUND      PAYABLE         ON           FUND         PAYABLE
YEAR     AGE      OUTLAY       SURRENDER     SURRENDER     VALUE      AT DEATH     SURRENDER       VALUE       AT DEATH
----     ---     ---------     ---------     ---------     ------     --------     ---------     ---------     ---------
  1      56        5,010           0            1,330       3,632     200,000         1,827          4,129       200,000
  2      57        5,010           0            3,701       6,488     200,000         5,141          7,927       200,000
  3      58        5,010           0            4,910       9,166     200,000         7,734         11,991       200,000
  4      59        5,010           0            7,394      11,651     200,000        12,076         16,333       200,000
  5      60        5,010           0            9,668      13,925     200,000        16,716         20,973       200,000
  6      61        5,010           0           12,142      15,973     200,000        22,103         25,934       200,000
  7      62        5,010           0           14,372      17,778     200,000        27,840         31,245       200,000
  8      63        5,010           0           16,366      19,345     200,000        33,983         36,962       200,000
  9      64        5,010           0           18,040      20,594     200,000        40,518         43,072       200,000
 10      65        5,010           0           19,379      21,507     200,000        47,496         49,625       200,000
 11      66        5,010           0           20,563      22,265     200,000        55,372         57,075       200,000
 12      67        5,010           0           21,355      22,632     200,000        63,910         65,187       200,000
 13      68        5,010           0           21,709      22,560     200,000        73,205         74,057       200,000
 14      69        5,010           0           21,576      22,001     200,000        83,382         83,008       200,000
 15      70        5,010           0           20,921      20,921     200,000        94,608         94,608       200,000
 16      71        5,010           0           19,217      19,217     200,000       106,627        106,627       200,000
 17      72        5,010           0           16,664      16,664     200,000       120,034        120,034       200,000
 18      73        5,010           0           13,327      13,327     200,000       135,219        135,219       200,000
 19      74        5,010           0            8,949       8,949     200,000       152,523        152,523       200,000
 20      75        5,010           0            3,282       3,282     200,000       172,449        172,449       200,000
 21      76        5,010           0                0           0           0       195,770        195,770       205,558
 22      77        5,010           0                0           0           0       221,871        221,871       232,964
 23      78        5,010           0                0           0           0       250,651        250,651       263,184
 24      79        5,010           0                0           0           0       282,369        282,369       296,487
 25      80        5,010           0                0           0           0       317,300        317,300       333,165
 26      81        5,010           0                0           0           0       355,738        355,738       373,525
 27      82        5,010           0                0           0           0       397,995        397,995       417,895
 28      83        5,010           0                0           0           0       444,390        444,390       466,609
 29      84        5,010           0                0           0           0       495,259        495,259       520,022
 30      85        5,010           0                0           0           0       550,957        550,957       578,505
 31      86        5,010           0                0           0           0       611,862        611,862       642,455
 32      87        5,010           0                0           0           0       678,373        678,373       712,291
 33      88        5,010           0                0           0           0       750,917        750,917       788,463
 34      89        5,010           0                0           0           0       829,944        829,944       871,441
 35      90        5,010           0                0           0           0       915,926        915,926       961,722
 36      91        5,010           0                0           0           0     1,009,332      1,009,332     1,059,798
 37      92        5,010           0                0           0           0     1,113,571      1,113,571     1,158,114
 38      93        5,010           0                0           0           0     1,230,487      1,230,487     1,267,401
 39      94        5,010           0                0           0           0     1,362,346      1,362,346     1,389,592
 40      95        5,010           0                0           0           0     1,511,980      1,511,980     1,527,099

                 CURRENT CHARGES
      -------------------------------------

               12.00% (10.42% NET)
      -------------------------------------
         (9)          (10)          (11)
END     VALUE                      BENEFIT
 OF      ON           FUND         PAYABLE
YEAR  SURRENDER       VALUE       AT DEATH
----  ---------     ---------     ---------
  1      1,827          4,129       200,000
  2      6,138          8,924       200,000
  3      9,840         14,096       200,000
  4     15,393         19,649       200,000
  5     21,357         25,614       200,000
  6     28,176         32,006       200,000
  7     35,653         39,059       200,000
  8     43,871         46,850       200,000
  9     52,898         55,452       200,000
 10     62,733         64,862       200,000
 11     73,824         75,526       200,000
 12     86,026         87,303       200,000
 13     99,601        100,453       200,000
 14    114,716        115,142       200,000
 15    131,600        131,600       200,000
 16    150,084        150,084       200,000
 17    170,919        170,919       200,000
 18    194,357        194,357       215,736
 19    220,388        220,388       240,223
 20    249,290        249,290       266,740
 21    281,534        281,534       295,610
 22    317,195        317,195       333,055
 23    356,616        356,616       374,447
 24    400,089        400,089       420,094
 25    448,064        448,064       470,467
 26    500,985        500,985       526,035
 27    559,301        559,301       587,266
 28    623,703        623,703       654,888
 29    694,660        694,660       729,393
 30    772,739        772,739       811,376
 31    858,612        858,612       901,543
 32    952,915        952,915     1,000,560
 33   1,056,424     1,056,424     1,109,245
 34   1,169,916     1,169,916     1,228,412
 35   1,294,221     1,294,221     1,358,932
 36   1,430,093     1,430,093     1,501,598
 37   1,580,943     1,580,943     1,644,181
 38   1,748,780     1,748,780     1,801,244
 39   1,936,704     1,936,704     1,975,438
 40   2,148,629     2,148,629     2,170,116

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                             ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                                           CURRENT CHARGES
                                                                -------------------------------------
                                                                         12.00% (10.42% NET)
                                                                -------------------------------------
END                          UNSCHEDULED                          VALUE                      BENEFIT
 OF                           PREMIUM/       NET      TOTAL        ON            FUND        PAYABLE
YEAR     AGE     PREMIUM      SURRENDER      LOAN     LOAN      SURRENDER       VALUE       AT DEATH
----     ---     -------     -----------     ----     -----     ---------     ----------    ---------
  1      56       5,010           0            0        0          1,827           4,129      200,000
  2      57       5,010           0            0        0          6,138           8,924      200,000
  3      58       5,010           0            0        0          9,840          14,096      200,000
  4      59       5,010           0            0        0         15,393          19,649      200,000
  5      60       5,010           0            0        0         21,357          25,614      200,000
  6      61       5,010           0            0        0         28,176          32,006      200,000
  7      62       5,010           0            0        0         35,653          39,059      200,000
  8      63       5,010           0            0        0         43,871          46,850      200,000
  9      64       5,010           0            0        0         52,898          55,452      200,000
 10      65       5,010           0            0        0         62,733          64,862      200,000
 11      66       5,010           0            0        0         73,824          75,526      200,000
 12      67       5,010           0            0        0         86,026          87,303      200,000
 13      68       5,010           0            0        0         99,601         100,453      200,000
 14      69       5,010           0            0        0        114,716         115,142      200,000
 15      70       5,010           0            0        0        131,600         131,600      200,000
 16      71       5,010           0            0        0        150,084         150,084      200,000
 17      72       5,010           0            0        0        170,919         170,919      200,000
 18      73       5,010           0            0        0        194,357         194,357      215,736
 19      74       5,010           0            0        0        220,388         220,388      240,223
 20      75       5,010           0            0        0        249,290         249,290      266,740
 21      76       5,010           0            0        0        281,534         281,534      295,610
 22      77       5,010           0            0        0        317,195         317,195      333,055
 23      78       5,010           0            0        0        356,616         356,616      374,447
 24      79       5,010           0            0        0        400,089         400,089      420,094
 25      80       5,010           0            0        0        448,064         448,064      470,467
 26      81       5,010           0            0        0        500,985         500,985      526,035
 27      82       5,010           0            0        0        559,301         559,301      587,266
 28      83       5,010           0            0        0        623,703         623,703      654,888
 29      84       5,010           0            0        0        694,660         694,660      729,393
 30      85       5,010           0            0        0        772,739         772,739      811,376
 31      86       5,010           0            0        0        858,612         858,612      901,543
 32      87       5,010           0            0        0        952,915         952,915    1,000,560
 33      88       5,010           0            0        0      1,056,424       1,056,424    1,109,245
 34      89       5,010           0            0        0      1,169,916       1,169,916    1,228,412
 35      90       5,010           0            0        0      1,294,221       1,294,221    1,358,932
 36      91       5,010           0            0        0      1,430,093       1,430,093    1,501,598
 37      92       5,010           0            0        0      1,580,943       1,580,943    1,644,181
 38      93       5,010           0            0        0      1,748,780       1,748,780    1,801,244
 39      94       5,010           0            0        0      1,936,704       1,936,704    1,975,438
 40      95       5,010           0            0        0      2,148,629       2,148,629    2,170,116

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20          INITIAL GUIDELINE ANNUAL: $5,926.12            INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                  PREPARED BY: Agent                   NOT VALID WITHOUT CURRENT PROSPECTUS

                          PROSPECTUS DATED MAY 1, 1996

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

    MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is intended to provide a wide range of investment alternatives through its seven separate Portfolios, each of which is, for investment and federal tax purposes, in effect a separate fund. A separate class of stock will be issued for each Portfolio.

    Shares of all Portfolios of the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund the benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of all Portfolios of the Fund, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. Such allocation rights are further described in the attached prospectus for one of the contracts. The Variable Accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The Variable Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

    The investment objectives of the Portfolios are:

        INTERMEDIATE TERM BOND PORTFOLIO: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years.

        LONG TERM BOND PORTFOLIO: The maximum income over the longer term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years.

        GOVERNMENT SECURITIES PORTFOLIO: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase.

        MONEY MARKET PORTFOLIO: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The Money Market Portfolio is neither insured nor guaranteed by the United States Government, and, while the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

There can be no assurance that the objective of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 8-9.
                             ---------------------

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                             ---------------------

     ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-487-6669 OR BY SENDING A REQUEST TO: MONY SERIES FUND, INC., 1740 BROADWAY, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1996, IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.
                             ---------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                   OFFENSE.

                             MONY SERIES FUND, INC.

                             ---------------------
                                   PROSPECTUS
                             ---------------------

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------

                                    CONTENTS

                                                                                        PAGE
                                                                                        ----
PROSPECTUS SUMMARY....................................................................     1
  The Fund............................................................................     1
  The Accounts and the Contracts......................................................     1
  Investment Objectives and Risks of the Portfolios...................................     1
  Investment Adviser..................................................................     2
  Investment Management Fees and Expenses.............................................     2
  Responsibility for Day-to-Day Management of the Fund................................     3
  Purchase and Redemption of Shares...................................................     3
  Financial Highlights................................................................     3
  Financial Highlights Table..........................................................     4
STRUCTURE OF THE FUND.................................................................     8
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..................................     8
  Intermediate Term Bond Portfolio....................................................     8
  Long Term Bond Portfolio............................................................     9
  Government Securities Portfolio.....................................................     9
  Money Market Portfolio..............................................................    10
INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..................................    10
  Loans of Portfolio Securities.......................................................    11
  State Law Restrictions..............................................................    12
  Federal Income Tax Status...........................................................    12
MANAGEMENT OF THE FUND................................................................    13
  Investment Management Arrangements and Expenses.....................................    13
  Responsibility for Day-to-Day Management of the Fund................................    15
  Custodian, Transfer Agent, and Dividend Disbursing Agent............................    15
PURCHASE AND REDEMPTION OF SHARES.....................................................    15
DETERMINATION OF NET ASSET VALUE......................................................    16
  Valuation of Intermediate Term Bond, Long Term Bond, and Government Securities
     Portfolios.......................................................................    16
  Valuation of Money Market Portfolio.................................................    16
SHARES IN THE FUND....................................................................    17
  Voting Rights.......................................................................    18
  Dividends, Distributions, and Taxes.................................................    18
  Shareholder Reports and Inquiries...................................................    19
CALCULATION OF PERFORMANCE OF THE PORTFOLIOS..........................................    19
ADDITIONAL INFORMATION................................................................    20
Appendix A: Securities in Which the Money Market Portfolio May Currently Invest.......   A-1
Appendix B: Debt Ratings..............................................................   B-1

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE FUND

     MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Maryland corporation organized on December 14, 1984. The Fund currently consists of seven (7) separate Portfolios: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Each Portfolio is, for investment and federal tax purposes, in effect a separate investment fund, and the Fund will issue a separate class of capital stock for each Portfolio. In other respects the Fund is treated as one entity. For more detailed information, see STRUCTURE OF THE FUND at page 8.

THE ACCOUNTS AND THE CONTRACTS

     Shares of all Portfolios in the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity contracts issued by those companies. Shares of all Portfolios, other than the Government Securities Portfolio, are also sold to the MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts and, until June 24, 1994, were sold to MONY for allocation to Keynote Series Account to fund benefits under Group Annuity Contracts issued by MONY. Each Contract holder allocates the net premiums and the assets relating to these Contracts, within the limitations described in the Contracts, among the subaccounts of these variable accounts ("Variable Accounts") which in turn are invested in the corresponding Portfolios of the Fund. Contract holders should consider that the investment return experience of the Portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to those Companies.

INVESTMENT OBJECTIVES AND RISKS OF THE PORTFOLIOS

     Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios.

     The investment objectives and risks of the available Portfolios are:

     Intermediate Term Bond Portfolio: The Intermediate Term Bond Portfolio, having a dollar-weighted average life of between 4 and 8 years, seeks to maximize income over the intermediate term consistent with preservation of capital. The Portfolio will invest primarily in intermediate term bonds. The Intermediate Term Bond Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Long Term Bond Portfolio: The Long Term Bond Portfolio, having a dollar-weighted average life of more than 8 years, seeks to maximize income over the longer term consistent with preservation of capital. The Portfolio will invest primarily in long term bonds. The Long Term Bond Portfolio should be subject to relatively little financial risk and a higher level of market risk than the Intermediate Term Bond Portfolio.

     Government Securities Portfolio: The Government Securities Portfolio seeks to maximize current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase. The Government Securities Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Money Market Portfolio: The Money Market Portfolio seeks to maximize current income consistent with the preservation of capital and the maintenance of liquidity. The Portfolio will invest primarily in money market instruments. The Money Market Portfolio should be subject to little market risk or financial risk but should be subject to a high level of current income volatility.

     There can be no assurance that the objectives of any Portfolio will be realized. For more detailed information, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 8-9 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at pages 10-11.

INVESTMENT ADVISER

     The Investment Adviser of all the Portfolios of the Fund is MONY America, a wholly-owned subsidiary of MONY. MONY America has entered into a Services Agreement with MONY for the provision of personnel, equipment, facilities and other services in order to carry out its duties as investment adviser to the Fund. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 13.

INVESTMENT MANAGEMENT FEES AND EXPENSES

     MONY America's fee for its investment management services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and
 .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, the calculation of the net asset value of the Portfolios, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America. All other expenses will be borne by the Fund, subject to certain limitations imposed by state law. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 13.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     Day to day management of all the Portfolios of the Fund are undertaken by a committee of MONY America, investment adviser to the Fund.

PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios are offered continuously to MONY and MONY America for allocation to the Variable Accounts at prices equal to their respective net asset values per share, without the imposition of an additional sales charge at the Fund level. The shares' redemption prices are also equal to their respective net asset values per share as next determined after the receipt of proper notice of redemption. For more detailed information, see DETERMINATION OF NET ASSET VALUE at page 16.

FINANCIAL HIGHLIGHTS

     Set forth on the following pages are highlights of the operations of each Portfolio of the Fund. Additional financial information is contained in the Statement of Additional Information of the Fund and in the Annual Report of the Fund, both of which are available, free of charge, by contacting the Fund at the address or at the telephone number set forth on the cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1995 as well as line graphs which depict the value at inception and for each year subsequent to inception of a $10,000 investment made in each Portfolio of the Fund. These graphs also depict the performance of an investment over the same period in securities which comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                        1995           1994           1993           1992           1991           1990
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year............................... $      9.75    $     10.51    $     10.33    $     10.22    $      9.69    $      9.85
                                     -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............        0.63           0.60           0.47           0.59           0.77           0.84
  Net gains (losses) on investments
   (both realized and unrealized)...        0.82          (0.76)          0.34           0.11           0.71          (0.16)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total from investment
     operations.....................        1.45          (0.16)          0.81           0.70           1.48           0.68
Less distributions
  Dividends (from net investment
   income)..........................       (0.63)         (0.60)         (0.47)         (0.59)         (0.77)         (0.84)
  Distributions (from realized
   capital gains)...................        0.00           0.00          (0.16)          0.00*          0.00           0.00
  Distributions (from additional
   paid-in capital).................        0.00           0.00           0.00           0.00          (0.18)          0.00
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total distributions.............       (0.63)         (0.60)         (0.63)         (0.59)         (0.95)         (0.84)
Net asset value, end of year........ $     10.57    $      9.75    $     10.51    $     10.33    $     10.22    $      9.69
                                     ===========    ===========    ===========    ===========    ===========    ===========
    Total return....................       14.82%         (1.52%)         7.84%          6.85%         15.27%          6.90%
Ratios/Supplemental Data
Net assets, end of year............. $37,519,833    $32,283,693    $31,326,168    $20,911,161    $22,005,519    $20,260,361
Ratio of net investment income to
 average net assets.................        6.10%          5.66%          5.26%          6.24%          7.88%          8.52%
Ratio of expenses to average net
 assets.............................        0.49%          0.52%          0.52%          0.53%          0.51%          0.54%
Portfolio turnover rate.............       32.07%         25.41%         50.61%         62.27%         55.03%         20.06%


                                                     FOR THE YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------
                                         1989           1988           1987           1986
                                      -----------    -----------    -----------    -----------
Net asset value, beginning of
 year...............................  $      9.63    $      9.93    $     12.15    $     11.92
                                      -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............         0.90           0.86           0.89           0.98
  Net gains (losses) on investments
   (both realized and unrealized)...         0.22          (0.29)         (0.88)          0.47
                                      -----------    -----------    -----------    -----------
    Total from investment
     operations.....................         1.12           0.57           0.01           1.45
Less distributions
  Dividends (from net investment
   income)..........................        (0.90)         (0.87)         (1.59)         (1.12)
  Distributions (from realized
   capital gains)...................         0.00           0.00          (0.64)         (0.10)
  Distributions (from additional
   paid-in capital).................         0.00           0.00           0.00           0.00
                                      -----------    -----------    -----------    -----------
    Total distributions.............        (0.90)         (0.87)         (2.23)         (1.22)
Net asset value, end of year........  $      9.85    $      9.63    $      9.93    $     12.15
                                      ===========    ===========    ===========    ===========
    Total return....................        11.63%          5.74%          0.08%         12.16%
Ratios/Supplemental Data
Net assets, end of year.............  $20,419,237    $23,192,883    $25,217,761    $27,051,933
Ratio of net investment income to
 average net assets.................         8.67%          8.43%          8.18%          8.34%
Ratio of expenses to average net
 assets.............................         0.60%          0.55%          0.60%          0.60%
Portfolio turnover rate.............        30.99%         24.77%         32.23%         81.92%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                        1995           1994           1993           1992           1991           1990
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year............................... $     10.47    $     12.05    $     11.19    $     11.03    $     10.47    $     10.70
                                     -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............        0.74           0.84           0.50           0.81           0.72           0.90
  Net gains (losses) on investments
   (both realized and unrealized)...        2.41          (1.58)          1.09           0.16           1.12          (0.23)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total from investment
     operations.....................        3.15          (0.74)          1.59           0.97           1.84           0.67
Less distributions
  Dividends (from net investment
   income)..........................       (0.74)         (0.84)         (0.50)         (0.74)         (0.72)         (0.90)
  Distributions (from realized
   capital gains)...................        0.00           0.00          (0.23)          0.00*         (0.37)          0.00
  Distributions (from additional
   paid-in capital).................        0.00           0.00           0.00          (0.07)         (0.19)          0.00
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total distributions.............       (0.74)         (0.84)         (0.73)         (0.81)         (1.28)         (0.90)
Net asset value, end of year........ $     12.88    $     10.47    $     12.05    $     11.19    $     11.03    $     10.47
                                     ===========    ===========    ===========    ===========    ===========    ===========
    Total return....................       30.04%         (6.14%)        14.21%          8.79%         17.57%          6.26%
Ratios/Supplemental Data
Net assets, end of year............. $62,017,889    $44,012,329    $63,044,619    $29,564,159    $23,207,734    $20,532,817
Ratio of net investment income to
 average net assets.................        6.58%          6.45%          5.69%          7.71%          8.12%          8.72%
Ratio of expenses to average net
 assets.............................        0.48%          0.49%          0.48%          0.51%          0.51%          0.53%
Portfolio turnover rate.............       79.45%        110.19%         45.93%          0.17%         63.68%         27.49%


                                                    FOR THE YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------
                                         1989           1988           1987           1986
                                      -----------    -----------    -----------    -----------
Net asset value, beginning of
 year...............................  $      9.97    $     10.28    $     12.87    $     12.32
                                      -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............         0.96           0.96           0.92           1.02
  Net gains (losses) on investments
   (both realized and unrealized)...         0.73          (0.10)         (1.11)          0.81
                                      -----------    -----------    -----------    -----------
    Total from investment
     operations.....................         1.69           0.86          (0.19)          1.83
Less distributions
  Dividends (from net investment
   income)..........................        (0.96)         (1.17)         (1.58)         (0.91)
  Distributions (from realized
   capital gains)...................         0.00           0.00          (0.82)         (0.37)
  Distributions (from additional
   paid-in capital).................         0.00           0.00           0.00           0.00
                                      -----------    -----------    -----------    -----------
    Total distributions.............        (0.96)         (1.17)         (2.40)         (1.28)
Net asset value, end of year........  $     10.70    $      9.97    $     10.28    $     12.87
                                      ===========    ===========    ===========    ===========
    Total return....................        16.95%          8.37%         (1.48%)        14.85%
Ratios/Supplemental Data
Net assets, end of year.............  $20,770,552    $23,840,760    $26,798,016    $28,623,485
Ratio of net investment income to
 average net assets.................         8.54%          9.04%          8.44%          8.27%
Ratio of expenses to average net
 assets.............................         0.64%          0.54%          0.60%          0.60%
Portfolio turnover rate.............        36.00%         42.79%        128.24%         68.77%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                           1995           1994           1993           1992           1991           1990
                                       ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.... $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                       ------------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income...............         0.05           0.03           0.01           0.03           0.06           0.07
Less distributions
  Dividends (from net investment
   income)............................        (0.05)         (0.03)         (0.01)         (0.03)         (0.06)         (0.07)
                                       ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year.......... $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                       ============    ===========    ===========    ===========    ===========    ===========
    Total return......................         5.57%          5.33%          2.75%          3.31%          5.60%          7.22%
Ratios/Supplemental Data
Net assets, end of year............... $110,366,978    $83,352,731    $65,474,860    $50,892,593    $34,642,974    $26,924,389
Ratio of net investment income to
  average net assets..................         5.30%          3.77%          2.62%          3.17%          5.80%          7.63%
Ratio of expenses to average net
  assets..............................         0.46%          0.49%          0.46%          0.48%          0.54%          0.54%


                                                   FOR THE YEARS ENDED DECEMBER 31,
                                       ------------------------------------------------------
                                           1989           1988          1987          1986
                                        -----------    ----------    ----------    ----------
Net asset value, beginning of year....  $      1.00    $     1.00    $     1.00    $     1.00
                                        -----------    ----------    ----------    ----------
Income from investment operations
  Net investment income...............         0.08          0.07          0.05          0.05
Less distributions
  Dividends (from net investment
   income)............................        (0.08)        (0.07)        (0.05)        (0.05)
                                        -----------    ----------    ----------    ----------
Net asset value, end of year..........  $      1.00    $     1.00    $     1.00    $     1.00
                                        ===========    ==========    ==========    ==========
    Total return......................         8.20%         6.56%         5.34%         5.26%
Ratios/Supplemental Data
Net assets, end of year...............  $10,817,623    $4,552,241    $2,883,644    $2,271,034
Ratio of net investment income to
  average net assets..................         8.06%         6.77%         5.36%         5.23%
Ratio of expenses to average net
  assets..............................         0.92%         1.08%         1.50%         1.50%

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                                       FOR THE
                                                                                                                       PERIOD
                                                                                                                    MAY 1, 1991**
                                                                    FOR THE YEARS ENDED DECEMBER 31,                   THROUGH
                                                         ------------------------------------------------------     DECEMBER 31,
                                                           1995          1994            1993           1992            1991
                                                         ---------     ---------      ----------     ----------     -------------
Net asset value, beginning of period...................  $    9.51     $    9.72      $     9.66     $    10.70      $     10.00
                                                         ----------    ----------     -----------    -----------     -----------
Income from investment operations
  Net investment income................................       0.34          0.05            0.52           1.00             0.27
  Net gains (losses) on investments (both realized and
   unrealized).........................................       0.70         (0.21)           0.27          (0.25)            0.70
                                                         ----------    ----------     -----------    -----------     -----------
     Total from investment operations..................       1.04         (0.16)           0.79           0.75             0.97
Less distributions
  Dividends (from net investment income)...............      (0.34)        (0.05)          (0.52)         (1.00)           (0.27)
  Distributions (from realized capital gains)..........      (0.00)*        0.00           (0.21)         (0.79)            0.00
  Distributions (in excess of realized capital
   gains)..............................................      (0.00)         0.00            0.00*          0.00             0.00
                                                         ----------    ----------     -----------    -----------     -----------
     Total distributions...............................      (0.34)        (0.05)          (0.73)         (1.79)           (0.27)
Net asset value, end of period.........................  $   10.21     $    9.51      $     9.72     $     9.66      $     10.70
                                                         ==========    ==========     ===========    ===========     ===========
     Total return......................................      10.89%        (2.68%)++        8.18%          7.01%            9.70%+
Ratios/Supplemental Data
Net assets, end of period..............................  $8,555,893    $1,204,231     $20,036,097    $19,096,791     $42,235,195
Ratio of net investment income to average net assets...       6.10%         5.43%++         5.06%          6.25%            5.75%++
Ratio of expenses to average net assets................       0.74%         0.57%++         0.53%          0.50%            0.43%++
Portfolio turnover rate................................       0.28%         7.82%          41.01%         28.28%          151.81%

---------------

 * Less than $.01 per share.

** Commencement of operations.

 + Average annual.

++ Annualized since Portfolio was dormant from June 24, 1994 to November 18,
   1994.

 ++ Annualized.

                             STRUCTURE OF THE FUND

     The Fund, a Maryland corporation organized on December 14, 1984, currently is composed of seven different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio will have a pro-rata interest in the assets of that Portfolio and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     Shares of the Fund allocated to Keynote were presented for redemption in kind on June 24, 1994. This redemption is as a result of the sale by MONY of its group pension operation to AEGON USA, Inc. ("AEGON") and the transfer of group annuity contracts, the purchase payments for which are allocated to Keynote, to a wholly-owned life insurance subsidiary of AEGON. As a part of the agreement of sale, shares of another series mutual fund were substituted for shares of the Fund allocated to Keynote.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other Portfolios with different investment objectives.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without shareholder approval.

     Each Portfolio has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the Portfolio, in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a Portfolio.

     There is no guarantee that any of the objectives of any Portfolio will be met. The following paragraphs describe the investment objectives, policies and portfolio turnover rates of each available Portfolio.

INTERMEDIATE TERM BOND PORTFOLIO

     The objective of the Intermediate Term Bond Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Intermediate Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Intermediate Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of between 4 and 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Intermediate Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Intermediate Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the longer-term bonds held in the Long Term Bond Portfolio and similar to the bonds held in the Government Securities Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Government Securities Portfolio, there will be a similar risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Intermediate Term Bond Portfolio is not likely to exceed 100%.

LONG TERM BOND PORTFOLIO

     The objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital.

     The Long Term Bond Portfolio seeks to achieve this objective by following the policy of investing in
(i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Long Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life in excess of 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Long Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Long Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Long Term Bond Portfolio will decline. Because of their relatively longer maturities, the value of the bonds in this Portfolio will be more sensitive to changes in interest rates than the relatively shorter-term bonds held in the Intermediate Term Bond Portfolio and the Government Securities Portfolio. Thus, compared to the Intermediate Term Bond Portfolio and the Government Securities Portfolio, there will be more of a risk that the value of securities held in the Long Term Bond Portfolio will decline, but more of a likelihood for greater appreciation in value.

     The annual portfolio turnover rate of the Long Term Bond Portfolio is not likely to exceed 100 percent.

GOVERNMENT SECURITIES PORTFOLIO

     The primary objective of the Government Securities Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Government Securities Portfolio will seek to achieve this objective by following a policy of investing in highly-rated debt securities of the United States government and its agencies; and money market instruments. The Government Securities Portfolio will be managed so as to maintain a dollar-weighted average life of up to ten years at time of purchase.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Government Securities Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Government Securities Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Government Securities Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the relatively longer-term bonds held in the Long Term Bond Portfolio. Because of the relatively similar maturities, the value of the bonds in this Portfolio will be similar to changes in interest rates in the Intermediate Term Bond Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of securities held in the Government Securities Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Intermediate Term Bond Portfolio, there will be a similar risk that the value of securities held in the Government Securities Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Government Securities Portfolio is not likely to exceed 100 percent. For 1991, the portfolio turnover rate exceeded 100 percent. The Government Securities Portfolio commenced operation on May 1, 1991. On June 24, 1994, the Keynote Series Account requested redemption of all shares of this Portfolio. Effective on and after November 18, 1994, shares of the Portfolio will be offered to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund Flexible Payment Variable Annuity Contracts issued by those companies. As this Portfolio is, in effect, a start-up fund, a larger than normal number of transactions can be expected as the fund matures, and, therefore, the additional transaction expenses associated with high portfolio turnover rates may adversely impact purchasers of this Portfolio's shares.

MONEY MARKET PORTFOLIO

     The objective of the Money Market Portfolio is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

     The Money Market Portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in one year or less from the date the Money Market Portfolio acquires them. Money market instruments include short-term obligations of the U.S. Government, its agencies or instrumentalities, of domestic corporations and of banks. They also include commercial paper and other corporate obligations. The Money Market Portfolio may also enter into repurchase and reverse repurchase agreements. A detailed description of the money market instruments in which the Money Market Portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in Appendix A. The dollar-weighted average life to maturity of the securities held by the Money Market Portfolio is expected to be less than 90 days.

     Because of the high-quality, short-term nature of the Money Market Portfolio's holdings, increases in the value of an investment in the Portfolio will be derived almost entirely from interest on the securities held by it.

     The Money Market Portfolio will attempt, consistent with preservation of capital, to achieve the highest possible yield from its investments. Yield with respect to the Money Market Portfolio normally will fluctuate, sometimes substantially, on a daily basis and is affected by changes in interest rates on money market instruments, average portfolio maturities, the type and quality of portfolio securities held, and the expenses of the Money Market Portfolio. Therefore, the yield for any given past period should not be considered as representative of the yield for any future period.

     Because of the short term nature of the securities in which the Money Market Portfolio will invest, and because the Portfolio's investments will be constantly changing in response to market conditions, an annual portfolio turnover rate for the Money Market Portfolio would not be meaningful and will not be determined. The Rules of the Securities and Exchange Commission reflect that such calculations would not be meaningful and, therefore, do not require calculation of turnover rates for securities with a maturity of one year or less.

              INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

     The Fund has adopted restrictions relating to the investment of assets of the Portfolios and their activities. The investment restrictions are fundamental policies and may not be changed without the approval of a majority vote of the outstanding shares (as defined above at page 8) of each of the Portfolios affected. (See VOTING RIGHTS at page 18.) These investment restrictions, which apply to the Fund's seven current Portfolios, may be different for any new portfolios that the Fund may create in the future.

     Some of the Fund's investment restrictions have the effect of limiting certain practices, while, however, allowing a portion of a Portfolio's net assets to be at risk. These investment restrictions are:

          1. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          2. Loans, both short and long term, may be made by a Portfolio only through the purchase or acquisition of privately placed bonds, debentures, notes or other evidences of indebtedness that may or may not be convertible into stock of a type customarily acquired by institutional investors, provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. Repurchase agreements are not subject to this restriction.

          3. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          4. In general, the Portfolios will not invest more than 10 percent of any Portfolio's total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and nonnegotiable time deposits maturing in more than seven days.

     More detailed information about these investment restrictions, as well as other investment restrictions applicable to the Portfolios, is contained in the Statement of Additional Information (INVESTMENT RESTRICTIONS). In addition, the Fund intends to comply with the various requirements of the Internal Revenue Code to qualify as a "regulated investment company" under the Code. For a description of these requirements see FEDERAL INCOME TAX STATUS on page 12.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that the aggregate value of the securities so lent by any Portfolio does not exceed 10 percent of the value of that Portfolio's assets and further provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amount equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with the Fund or MONY. This will not affect the Fund's ability to maximize a Portfolio's securities lending opportunities.

STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of Keynote and the MONY Variable Accounts may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contract holders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this Prospectus (see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at page 8 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at page 10) and in the Statement of Additional Information (INVESTMENT RESTRICTIONS).

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stocks must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

FEDERAL INCOME TAX STATUS

     The Fund and each of its Portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. Each Portfolio must derive less than 30 percent of its gross income in each taxable year from the sale or other disposition of stock, securities held for less than 3 months, options, futures, forward contracts, or foreign currency gains not related to a Portfolio's principal business of investing in stock or securities. No portfolio will be disqualified under this test by reason of sales resulting from abnormal redemptions on any day occurring before the close of the fifth business day after such day if the sum of the percentages of assets redeemed, for any day on which such percentage exceeds 1% for the day in question and any prior day in the taxable year exceeds 30% and the Fund would meet this test if all its portfolios were treated as a single company.

          3. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          4. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see DIVIDENDS, DISTRIBUTIONS AND TAXES at pages 18.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                             MANAGEMENT OF THE FUND

     The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of the State of Maryland, and it is primarily responsible for reviewing the activities of the investment adviser.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

     The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     MONY America receives an investment management fee as compensation for its services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund. The fee is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. Each daily charge for the fee is divided among those Portfolios in proportion to their net assets on that date. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, (iii) associated with calculating net asset value of the Portfolios, and (iv) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses will be borne by the Fund, including any extraordinary or non-recurring expenses. With respect to the expenses of preparing, printing and mailing prospectuses, see PURCHASE AND REDEMPTION OF SHARES at page 15. MONY America has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under any state securities law or regulations. Under the most restrictive state regulations currently in effect, the Adviser would be required to reimburse the Fund for investment management fees received by the Adviser from the Fund, to the extent that any Portfolio's aggregate ordinary operating expense (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed in any fiscal year 2.5 percent of the first $30,000,000 of average daily net assets of such Portfolio, 2.0 percent of the next $70,000,000 of average daily net assets of such Portfolio, and 1.5 percent of the average daily net assets of such Portfolio in excess of $100,000,000. No fee payments would be made to MONY America with respect to any Portfolio during any calendar year to the extent that those payments would cause that Portfolio's expenses to exceed the expense limitations applicable to the Portfolio.

     MONY America, a wholly-owned subsidiary of MONY, is registered as an investment adviser under the Investment Advisers Act of 1940 and, prior to registration in 1985, had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies, and equipment in order to carry out many of its duties to provide investment management services under the Investment Advisory Agreement. MONY America pays MONY for such services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address, as well as that of the Investment Adviser, is 1740 Broadway, New York, New York 10019.

     Although MONY America's lack of previous experience in advising a mutual fund might be considered a risk factor, it is anticipated that many of MONY America's duties will be carried out by MONY and its personnel under the Services Agreement and therefore MONY's experience as an investment manager should also be considered. MONY is a mutual life insurance company organized under the laws of New York in 1842 and licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands and certain Canadian provinces. MONY manages the investment of assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services to MONY Advisers, Inc. (a wholly-owned subsidiary of MONY) which acted as investment adviser to The MONY Fund, Inc., a registered diversified open-end management investment company. As of December 31, 1995, total assets under management in the accounts managed by MONY were approximately $18.9 billion and included common stocks with a value of approximately $773 million, long and medium term publicly-traded fixed income securities with a value of approximately $6.5 billion, and short-term debt obligations with a value of approximately $593 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985 and continuance for an additional year was most recently approved on February 8, 1996. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 8, 1996. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. When investment opportunities arise that may be appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts, MONY America or MONY and their personnel will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY America or MONY acts or may act as investment manager or adviser, including for their own accounts, have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     As investment adviser, MONY America is responsible for the day-to-day management of each of the Portfolios of the Fund. Investment decisions are made by a committee of the investment adviser.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chemical Bank, 277 Park Avenue, New York, New York 10172 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously, without sales charge at the Fund level, at prices equal to the respective net asset values of the Portfolios to MONY and MONY America for allocation to the Variable Accounts to fund benefits payable under the Contracts described in the attached prospectus. The Fund sells its shares through MONY Securities Corp. ("MSC") (which acts as "principal underwriter" of the Contracts and therefore of the shares of the Fund) to MONY and MONY America, for allocation to the Variable Accounts. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be borne by MSC pursuant to an underwriting agreement that will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission under that Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio will be determined by the Investment Adviser once daily immediately after the declaration of dividends, if any, at a time to be determined by the Fund's Board of Directors, currently 4:00 p.m. New York City time, on each day during which the New York Stock Exchange is open for business or on any other day in which there is sufficient trading in the securities held by a Portfolio to result in a material change in the value of such shares. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the Portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations being valued under this method where credit or other factors may indicate the method is not appropriate or where the rules of the Securities and Exchange Commission require such examination. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios".

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     In determining the net asset value of securities held in the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on either (i) the last available sale price on a national securities exchange, (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or (iii) the average of the quoted bid and asked prices in the over-the-counter market. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized and unrealized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined (see DIVIDENDS, DISTRIBUTIONS AND TAXES, at page 18). If in the view of the Board of Directors of the Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify Shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized-cost basis. The regulations of the Securities and Exchange Commission (SEC) require that, as a condition for using amortized cost valuation, the Money Market Portfolio (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which at the time of acquisition are Eligible Securities. Eligible Securities include any security (i) issued with, or with a remaining maturity of, 397 days or less which is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or (ii) the issuer of which does not have any securities which have a short term rating but which security is (x) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and (y) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation from such a rating organization that was not within the two highest rating categories. In the event of sizable changes in interest rates, however, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors to determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent, and if it does, an appropriate adjustment will be made in the value of the obligations.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Term Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (250 million shares); and Diversified Portfolio Capital Stock (150 million shares). The Fund may in the future allocate some of the remaining authorized shares to these classes, or create new classes of capital stock corresponding to new portfolios and allocate some of the remaining authorized shares to such new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES at page 15. The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights. Holders of more than 50 percent of the shares of the Fund voting for the election of directors can, if they choose to do so, elect all of the Fund's directors, and in such event the holders of the remaining shares would not be able to elect any directors.

     MONY provided the initial capital for each of the Fund's Portfolios. MONY held shares attributable to its initial capital investment. At December 31, 1993, MONY had redeemed all shares attributable to its initial capital investment, except that MONY provided $1,000,000 in capital to the Government Securities Portfolio on November 18, 1994. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small, as well as to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to MONY Variable Account A, MONY Variable Account L, MONY Variable Account S, or the Keynote Series Account) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.

VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see FEDERAL INCOME TAX STATUS at page 12. Under those provisions, the Fund and each of its portfolios will not be subject to federal income tax on the portion of its net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts or to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each Portfolio. For dividend purposes, net ordinary income of each Portfolio, other than the Money Market Portfolio and the short-term debt portion of any other Portfolio, consists of (i) all dividends received (other than stock dividends), (ii) plus all interest and other ordinary income accrued, (iii) plus all short-term capital gains realized, (iv) less the expenses of such Portfolio (including fees payable to the Investment Adviser). Net ordinary income of the Money Market Portfolio and the short-term debt portion of any other Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus all realized net short-term capital gains, (iii) less the expenses of the Portfolio (including the fees payable to the Investment Adviser). Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the Portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other Portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently, except that MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will also declare and distribute annually before the close of its fiscal year all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the Portfolios are calculated separately. This will not cause any of the Portfolios to have a different investment performance than it would if it were taxed, together with the other Portfolios, as a single investment company and it will not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its Portfolios intend to declare dividends in December of each calendar year to shareholders of record as of a specified date in such month and distribute such dividends in January of the following calendar year. In determining the capital gains distribution, the Fund and each of its Portfolios will calculate net realized capital gains on the basis of the fiscal year ending October 31 of the current calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

SHAREHOLDER REPORTS AND INQUIRIES

     The Fund will send each shareholder, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the shareholder. The Fund will also send Contract holders semiannual reports showing the financial condition of the Portfolios and the investments held in each. The annual report may take the form of an updated copy of the Prospectus.

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Shearson Lehman Brothers, Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information, including the Statement of Additional Information, shareholders may also contact the Fund's office at the address or at the phone number set forth on the cover of this Prospectus.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

          1. U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, the Federal Home Loan Bank and the Government National Mortgage Association. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

          2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank organized under the laws of the United States or any state thereof or of foreign branches of such banks or foreign banks, provided that such bank has, at the time of the Portfolio's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce.

          "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

          3. Commercial paper issued by domestic corporations which at the date of investment is rated (a) "high quality" by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), provided that in no event will the Portfolio invest in commercial paper rated lower than Prime 2 by Moody's or A-2 by S&P or, (b) if not rated, issued by domestic corporations which have an outstanding senior long-term debt issue rated Aa or better by Moody's or AA or better by S&P. See Appendix B for an explanation of the ratings issued by Moody's and S&P. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

          4. Other corporate obligations issued by domestic corporations which at the date of investment are rated Aa or better by Moody's or AA or better by S&P. See Appendix B for rating information. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

          5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

          6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC") which permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see VALUATION OF MONEY MARKET PORTFOLIO at page 16 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or (ii) is a security having a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days and which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security. A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 16 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                      APPENDIX B

                                  DEBT RATINGS

     Moody's Investors Service, Inc. describes the four highest grades of corporate debt securities and "Prime-1" and "Prime-2" commercial papers as follows:

BONDS:

Aaa  -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
        Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issue.
Aa   -- Bonds which are rated Aa are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A    -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa  -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
        Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

COMMERCIAL PAPER:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return of funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by any of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation describes the four highest grades of corporate debt securities and A commercial paper as follows:

BONDS:

AAA  -- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.
AA   -- Bonds rated AA also qualify as high grade options and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.
A    -- Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.
BBB  -- The BBB, or medium grade category, is borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

COMMERCIAL PAPER:

     Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management are unquestioned. Issues rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                         ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., STE. 450
                          ATLANTA, GEORGIA 30326-1022
                                 (800) 432-4320
                            ------------------------

     ENTERPRISE ACCUMULATION TRUST (the "Fund") is a registered open-end diversified management investment company offering a broad range of investment alternatives through its five Portfolios. It permits an investor the flexibility of choosing among different investment objectives, through the following Portfolios, each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The Fund's principal Investment Adviser, Enterprise Capital Management, Inc., selects, subject to shareholder approval, separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibilities. The investment objective of each Portfolio is as follows:

          EQUITY PORTFOLIO: Seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

          SMALL CAP PORTFOLIO: Seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

          INTERNATIONAL GROWTH PORTFOLIO: Seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities.

          MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

          HIGH-YIELD BOND PORTFOLIO: Seeks maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investor Service, Inc. or BB by Standard & Poor's Corporation ("S&P").

     Shares of the Fund are currently sold to variable accounts of The Mutual Life Insurance Company of New York ("MONY") and a life insurance company affiliate of MONY that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from holders (the "Contractholders") of the Contracts. Allocation rights are further described in the attached prospectus for the Contracts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. In the future, Shares may be sold to certain other variable accounts and affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Investment Adviser or Portfolio Managers. See "Management of the Fund," p. 17.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, and offers of sales of shares of the Fund, must be accompanied by a current prospectus for one of the Contracts and both should be retained for future reference. A Statement of Additional Information dated July 12, 1996 has been filed with the Securities and Exchange Commission and is available without charge upon written request to MONY, Maildrop 76-18, 500 Frank W. Burr Blvd., Teaneck, N.J. 07666-6888 [1-800-487-6669]. The Statement of Additional Information (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.

                      ENTERPRISE CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER

                         Prospectus dated July 12, 1996

     IN PURSUING ITS INVESTMENT OBJECTIVE, THE HIGH-YIELD BOND PORTFOLIO MAY INVEST SIGNIFICANTLY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE TYPES OF SECURITIES HAVE SPECIAL RISKS AND THEREFORE, MAY NOT BE SUITABLE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO. PLEASE REFER TO PAGE 15 OF THE PROSPECTUS.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Prospectus Summary....................................................................    1
Financial Highlights..................................................................    3
Equity Portfolio......................................................................    4
Small Cap Portfolio...................................................................    5
Managed Portfolio.....................................................................    6
International Growth Portfolio........................................................    7
High-Yield Bond Portfolio.............................................................    8
Investment Objectives and Policies....................................................    9
Investment Techniques and Associated Risks............................................   12
Investment Restrictions...............................................................   17
Management of the Fund................................................................   17
Determination of Net Asset Value......................................................   19
Purchase of Shares....................................................................   20
Redemption of Shares..................................................................   20
State Law Restrictions................................................................   20
Dividends, Distributions and Taxes....................................................   21
Calculation of Performance............................................................   21
Additional Information................................................................   22

                               PROSPECTUS SUMMARY

The Fund............................     The Fund is a Massachusetts business
                                           trust which issues its shares in
                                           series as is designated as a
                                           "Portfolio". Together, the five
                                           Portfolios are designed to enable an
                                           investor to choose a number of
                                           investment alternatives to achieve
                                           financial goals and to shift assets
                                           conveniently among Portfolios when
                                           and if investment aims or perception
                                           of the marketplace change.

Investment Objectives and
Restrictions........................     The investment objective of each of the
                                           Portfolios is set forth on the cover
                                           page of this Prospectus. These
                                           objectives are described in more
                                           detail under the heading "Investment
                                           Objectives and Policies." Although
                                           each Portfolio will be actively
                                           managed by experienced professionals,
                                           there can be no assurance that the
                                           objectives will be achieved.

                                         The value of the portfolio securities
                                           of each Portfolio and therefore the
                                           Portfolio's net asset value per share
                                           may increase or decrease because of
                                           varying factors. There are generally
                                           two types of risk associated with an
                                           investment in one or more of the
                                           Portfolios: market (or interest rate)
                                           risk and financial (or credit) risk.
                                           Market risk for equities is the risk
                                           associated with movement of the stock
                                           market in general. Market risk for
                                           fixed income securities is the risk
                                           that interest rates will change,
                                           thereby affecting their value.
                                           Generally, the value of fixed income
                                           securities declines as interest rates
                                           rise, and conversely, their value
                                           rises as interest rates decline. The
                                           second type of risk, financial or
                                           credit risk, is associated with the
                                           financial condition and profitability
                                           of an individual equity or fixed
                                           income issuer. The financial risk in
                                           owning equities is related to
                                           earnings stability and overall
                                           financial soundness of individual
                                           issuers and of issuers collectively
                                           which are part of a particular
                                           industry. For fixed income
                                           securities, credit risk relates to
                                           the financial ability of an issuer to
                                           make periodic interest payments and
                                           ultimately repay the principal at
                                           maturity. The high-yield bonds in
                                           which the High-Yield Bond Portfolio
                                           will invest are subject to greater
                                           risks than lower yielding, higher
                                           rated fixed income securities. (See
                                           "Additional Information on Investment
                                           Objectives and Policies" for risk
                                           aspects of the individual
                                           Portfolios).

Investment Adviser..................     Enterprise Capital Management, Inc.
                                           ("Enterprise Capital"), the
                                           investment adviser of each of the
                                           Portfolios, serves also as investment
                                           adviser to The Enterprise Group of
                                           Funds, Inc., a registered investment
                                           company consisting of approximately
                                           $737 mil-
                                           lion of assets under management at
                                           March 31, 1996. Enterprise Capital is
                                           a subsidiary of The Mutual Life
                                           Insurance Company of New York
                                           ("MONY") and has approximately $2.62
                                           billion total assets under
                                           management. Portfolio Managers are as
                                           follows: OpCap Advisors for the
                                           Equity and Managed Portfolios; GAMCO
                                           Investors, Inc. for the Small Cap
                                           Portfolio; Brinson Partners, Inc. for
                                           the International Growth Portfolio;
                                           and Caywood-Scholl Capital
                                           Management, Inc. for the High-Yield
                                           Bond Portfolio.

Management Fee......................     Enterprise Capital receives a monthly
                                           fee and pays a portion of such fee to
                                           the respective Portfolio Manager from
                                           each Portfolio at varying annual
                                           percentage rates of average daily net
                                           assets, as follows: .80 percent of
                                           average daily net assets for the
                                           Equity, Small Cap, and Managed
                                           Portfolios up to $400 million; .75
                                           percent for assets from $400 million
                                           to $800 million; and .70 percent for
                                           assets in excess of $800 million; .60
                                           percent of average daily net assets
                                           for the High-Yield Bond Portfolio and
                                           .85 percent of average daily net
                                           assets for the International Growth
                                           Portfolio.

Purchases and Redemption of
Shares..............................     Currently, shares of the Fund are sold
                                           at their net asset value per share,
                                           without sales charge, for allocation
                                           to the Variable Accounts as the
                                           underlying investment for the
                                           Contracts. Accordingly, the interest
                                           of the Contractholder with respect to
                                           the Fund is subject to the terms of
                                           the Contract as described in the
                                           accompanying Prospectus for the
                                           Contract, which should be reviewed
                                           carefully by a person considering the
                                           purchase of a Contract. That
                                           Prospectus describes the relationship
                                           between increases or decreases in the
                                           net asset value of Fund shares and
                                           any distributions on such shares, and
                                           the benefits provided under a
                                           Contract. The rights of the Variable
                                           Accounts as shareholders of the Fund
                                           should be distinguished from the
                                           rights of a Contractholder which are
                                           described in the Contract. As long as
                                           shares of the Fund are sold for
                                           allocation to the Variable Accounts,
                                           the terms "shareholder" or
                                           "shareholders" in this Prospectus
                                           shall refer to the Variable Accounts.
                                           Shares are redeemed at their
                                           respective net asset values as next
                                           determined after receipt of proper
                                           notice of redemption.

     The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information, and the accompanying Prospectus for the Contract.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for each of the years presented below have been audited by the Fund's independent accountants. This information should be read in conjunction with the Trust's 1995 financial statements, financial highlights and related notes thereto included in the Statement of Additional Information. Further information regarding the performance of each Portfolio is available in the Fund's Annual Report. Annual Reports may be obtained without charge upon written request to MONY, Maildrop 76-18, 500 Frank W. Burr Blvd., Teaneck, N.J. 07666-6888 (1-800-487-6669).

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    YEARS ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------------------------
                                 1995          1994          1993        1992        1991        1990          1989         1988
                               --------       -------       -------     -------     -------     -------       ------       ------
Net asset value, beginning of
  year.......................  $  18.14       $ 17.95       $ 17.23     $ 15.24     $ 11.92     $ 12.50       $10.19    $10.00#
                               --------       -------       -------     -------     -------     -------       ------    ------
Income from investment
  operations:
  Net investment income......      0.33          0.28          0.18        0.17        0.24        0.30         0.26      0.00
  Net realized and unrealized
    gain (loss) on
    investments..............      6.38          0.41          1.13        2.49        3.42       (0.58)        2.05      0.19
                               --------       -------       -------     -------     -------     -------       ------    ------
        Total from investment
          operations.........      6.71          0.69          1.31        2.66        3.66       (0.28)        2.31      0.19
                               --------       -------       -------     -------     -------     -------       ------    ------
Less dividends and
  distributions:
  Dividends to shareholders
    from net investment
    income...................     (0.49)        (0.18)        (0.17)      (0.24)      (0.34)      (0.21)        0.00      0.00
  Distributions to
    shareholders from net
    realized capital gains...     (1.01)        (0.32)        (0.42)      (0.43)       0.00       (0.09)        0.00      0.00
                               --------       -------       -------     -------     -------     -------       ------    ------
        Total dividends and
          distributions......     (1.50)        (0.50)        (0.59)      (0.67)      (0.34)      (0.30)        0.00      0.00
                               --------       -------       -------     -------     -------     -------       ------    ------
Net asset value, end of
  year.......................  $  23.35       $ 18.14       $ 17.95     $ 17.23     $ 15.24     $ 11.92       $12.50    $10.19
                               ========       =======       =======     =======     =======     =======       ======    ======
        Total return.........      38.4%          3.9%          7.8%       17.9%       31.2%       (2.2)%       22.7%      1.9%
                               --------       -------       -------     -------     -------     -------       ------    ------
Net assets, end of year
  (000)......................  $167,963       $88,583       $66,172     $33,581     $17,221     $10,248       $5,997    $1,059
                               --------       -------       -------     -------     -------     -------       ------    ------
Ratio of net operating
  expenses to average net
  assets.....................      0.69%(1)      0.67%(1)      0.72%       0.79%       0.86%       0.92%(1)     0.85%(1)  0.85%**(1)
                               --------       -------       -------     -------     -------     -------       ------    ------
Ratio of net investment
  income to average net
  assets.....................      1.94%(1)      1.81%(1)      1.47%       1.48%       2.09%       3.45%(1)     3.93%(1)  0.10%**(1)
                               --------       -------       -------     -------     -------     -------       ------    ------
Portfolio turnover...........        29%           38%           15%         27%         41%         49%          28%        0%
                               --------       -------       -------     -------     -------     -------       ------    ------

---------------
 #  Initial public offering price per share.

**  Annualized.

(1) During the years presented above, the Advisor voluntarily waived a portion of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been .72% and 1.91%, respectively in 1995; .69% and 1.79%, respectively, in 1994; .99% and 3.38%, respectively, in 1990; 1.54% and 3.24%, respectively, in 1989; and 6.79% and (5.84)% respectively, for the period 8/1/88 - 12/31/88.

                         ENTERPRISE ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                   YEARS ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------------
                               1995           1994           1993        1992        1991         1990         1989         1988
                             --------       --------       --------     -------     ------       ------       ------       ------
Net asset value, beginning
  of year..................  $  17.56       $  18.62       $  16.72     $ 15.11     $10.46       $12.06       $10.19    $10.00#
                             --------       --------       --------     --------   --------     --------     --------  --------
Income from investment
  operations:
  Net investment income....      0.32           0.19           0.10        0.09       0.09         0.31         0.17      0.00
  Net realized and
    unrealized gain (loss)
    on investments.........      1.75          (0.16)          2.98        3.05       4.86        (1.47)        1.70      0.19
                             --------       --------       --------     --------   --------     --------     --------  --------
        Total from
          investment
          operations.......      2.07           0.03           3.08        3.14       4.95        (1.16)        1.87      0.19
                             --------       --------       --------     --------   --------     --------     --------  --------
Less dividends and
  distributions:
  Dividends to shareholders
    from net investment
    income.................     (0.40)         (0.10)         (0.10)      (0.10)     (0.30)       (0.15)        0.00      0.00
  Distributions to
    shareholders from net
    realized capital
    gains..................     (0.75)         (0.99)         (1.08)      (1.43)      0.00        (0.29)        0.00      0.00
                             --------       --------       --------     --------   --------     --------     --------  --------
        Total dividends and
          distributions....     (1.15)         (1.09)         (1.18)      (1.53)     (0.30)       (0.44)        0.00      0.00
                             --------       --------       --------     --------   --------     --------     --------  --------
Net asset value, end of
  year.....................  $  18.48       $  17.56       $  18.62     $ 16.72     $15.11       $10.46       $12.06    $10.19
                             ========       ========       ========     ========   ========     ========     ========  ========
        Total return.......      12.3%           0.0%          19.5%       21.5%      48.1%        (9.8)%       18.4%      1.9%
                             --------       --------       --------     --------   --------     --------     --------  --------
Net assets, end of year
  (000)....................  $166,061       $144,880       $105,635     $31,211     $9,777       $2,744       $2,302    $  571
                             --------       --------       --------     --------   --------     --------     --------  --------
Ratio of net operating
  expenses to average net
  assets...................      0.69%(1)       0.66%(1)       0.74%       0.86%      1.00%(1)     1.02%(1)     0.95%(1)  0.95%**(1)
                             --------       --------       --------     --------   --------     --------     --------   --------
Ratio of net investment
  income to average net
  assets...................      1.86%(1)       1.30%(1)       1.06%       1.05%      1.41%(1)     3.32%(1)     2.48%(1)  0.23%**(1)
                             --------       --------       --------     --------   --------     --------     --------   --------
Portfolio turnover.........        70%            58%            70%        105%       120%          44%          58%        0%
                             --------       --------       --------     --------   --------     --------     --------   --------

---------------
 #  Initial public offering price per share.

**  Annualized.

(1) During the years presented above, the Advisor voluntarily waived a portion of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been .72% and 1.83%, respectively in 1995; .67% and 1.29%, respectively, in 1994; 1.19% and 1.22%, respectively, in 1991; 1.62% and 2.38%, respectively, in 1990; 2.38%
    and 1.05%, respectively, in 1989; and 9.22% and (8.04)%, respectively, for the period 8/1/88 - 12/31/88.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEARS ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------------
                              1995            1994           1993         1992        1991        1990        1989          1988
                           ----------       --------       --------     --------     -------     -------     -------       ------
Net asset value,
  beginning of year......  $    20.82       $  21.35       $  20.11     $  17.56     $ 12.43     $ 13.80     $ 10.44    $10.00#
                           ----------       --------       --------     --------     -------     -------     -------    ------
Income from investment
  operations:
  Net investment
    income...............        0.40           0.40           0.46         0.25        0.29        0.31        0.34      0.05
  Net realized and
    unrealized gain
    (loss) on
    investments..........        8.97           0.15           1.55         2.95        5.31       (0.81)       3.06      0.39
                           ----------       --------       --------     --------     -------     -------     -------    ------
        Total from
          investment
          operations.....        9.37           0.55           2.01         3.20        5.60       (0.50)       3.40      0.44
                           ----------       --------       --------     --------     -------     -------     -------    ------
Less dividends and
  distributions:
  Dividends to
    shareholders from net
    investment income....       (0.75)         (0.46)         (0.24)       (0.27)      (0.39)      (0.28)      (0.03)     0.00
  Distributions to
    shareholders from net
    realized capital
    gains................       (1.38)         (0.62)         (0.53)       (0.38)      (0.08)      (0.59)      (0.01)     0.00
                           ----------       --------       --------     --------     -------     -------     -------    ------
        Total dividends
          and
         distributions...       (2.13)         (1.08)         (0.77)       (0.65)      (0.47)      (0.87)      (0.04)     0.00
                           ----------       --------       --------     --------     -------     -------     -------    ------
Net asset value, end of
  year...................  $    28.06       $  20.82       $  21.35     $  20.11     $ 17.56     $ 12.43     $ 13.80    $10.44
                           ==========       ========       ========     ========     =======     =======     =======    ======
        Total return.....        46.9%           2.6%          10.4%        18.6%       46.0%       (3.6)%      32.6%      4.4%
                           ----------       --------       --------     --------     -------     -------     -------    ------
Net assets, end of year
  (000)..................  $1,264,718       $689,252       $525,163     $236,175     $98,468     $45,955     $22,459    $3,238
                           ----------       --------       --------     --------     -------     -------     -------     ------
Ratio of net operating
  expenses to average net
  assets.................        0.67%(1)       0.64%(1)       0.66%        0.69%       0.73%       0.80%       0.85%(1)  0.85%**(1)
                           ----------       --------       --------     --------     -------     -------     -------      ------
Ratio of net investment
  income to average net
  assets.................        1.80%(1)       2.23%(1)       3.21%        2.06%       2.42%       3.79%       5.10%(1)  3.88%**(1)
                           ----------       --------       --------     --------     -------     -------     -------     ------
Portfolio turnover.......          31%            33%            21%          23%         57%        112%        196%       38%
                           ----------       --------       --------     --------     -------     -------     -------     ------

---------------
 #  Initial public offering price per share.

**  Annualized.

(1) During the years presented above, the Advisor voluntarily waived a portion of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been .67% and 1.80%, respectively, in 1995; .64% and 2.23%, respectively, in 1994; 1.05% and 4.09%, respectively, in 1989; and 3.37% and 1.36% for the period
    8/1/88 - 12/31/88.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                               PERIOD OF
                                                                           NOVEMBER 18, 1994
                                                          YEAR ENDED               -
                                                       DECEMBER 31,1995    DECEMBER 31,1994
                                                       -----------------   -----------------
Net asset value, beginning of year...................       $  4.96             $  5.00
                                                              -----               -----
Income from investment operations:
  Net investment income..............................          0.04                0.00
  Net realized and unrealized gain (loss) on
     investments.....................................          0.67               (0.04)
                                                              -----               -----
          Total from investment operations...........          0.71               (0.04)
                                                              -----               -----
Less dividends and distributions:
  Dividends to shareholders from net investment
     income..........................................         (0.04)               0.00
  Distributions to shareholders from net realized
     capital gains...................................         (0.24)               0.00
                                                              -----               -----
          Total dividends and distributions..........         (0.28)               0.00
                                                              -----               -----
Net asset value, end of year.........................       $  5.39             $  4.96
                                                              -----               -----
          Total return...............................          14.6%               (0.8)%*
                                                              -----               -----
Net assets, end of year (000)........................       $18,598             $ 3,247
                                                              =====               =====
Ratio of net operating expenses to average net
  assets.............................................          1.55%(1)            1.55%**(1)
                                                              -----               -----
Ratio of net investment income to average net
  assets.............................................          1.17%(1)            0.80%**(1)
                                                              -----               -----
Portfolio turnover...................................            27%                  0%
                                                              -----               -----

---------------
 * Not annualized.

**  Annualized.

(1) During the years presented above, the Advisor voluntarily waived a portion of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 2.21% and .51%, respectively, in 1995; and 8.85% and (6.34%), respectively, in 1994.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                    PERIOD OF
                                                            YEAR ENDED         NOVEMBER 18, 1994 -
                                                         DECEMBER 31, 1995      DECEMBER 31, 1994
                                                         -----------------     -------------------
Net asset value, beginning of year.....................       $  4.98                $  5.00
                                                              -------                 ------
Income from investment operations:
  Net investment income................................          0.45                   0.04
  Net realized and unrealized gain (loss) on
     investments.......................................          0.35                  (0.01)
                                                              -------                 ------
          Total from investment operations.............          0.80                   0.03
                                                              -------                 ------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income............................................         (0.45)                 (0.05)
  Distributions to shareholders from net realized
     capital gains.....................................         (0.02)                  0.00
                                                              -------                 ------
          Total dividends and distributions............         (0.47)                 (0.05)
                                                              -------                 ------
Net asset value, end of year...........................       $  5.31                $  4.98
                                                              =======                 ======
          Total return.................................          16.6%                   0.5%*
                                                              -------                 ------
Net assets, end of year (000)..........................       $15,223                $ 1,421
                                                              -------                 ------
Ratio of net operating expenses to average net
  assets...............................................          0.85%(1)               0.85%**(1)
                                                              -------                 ------
Ratio of net investment income to average net assets...          8.51%(1)               7.84%**(1)
                                                              -------                 ------
Portfolio turnover.....................................          115%                     0%
                                                              -------                 ------

---------------
 *  Not annualized.

**  Annualized.

(1) During the years presented above, the Advisor voluntarily waived a portion of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.59% and 7.77%, respectively, in 1995; and 7.0% and .80%, respectively, in 1994.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Portfolio Managers, subject to the oversight of Enterprise Capital, at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depend upon each Portfolio Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

SMALL CAP PORTFOLIO

     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Portfolio Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

     In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. The Portfolio Manager attempts to identify a universe of stocks for which the market has relatively low expectations as measured by overall price relative to fundamental measures of growth and valuation. To institute this strategy, the Portfolio Manager utilizes various proprietary valuation tools centered around price/sales ratios to target investments in companies whose growth potential exceeds commonly perceived expectations.

INTERNATIONAL GROWTH PORTFOLIO

     The International Growth Portfolio seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers' acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

     The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.

     The benchmark for the fund is the Morgan Stanley Capital International Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

     As a general matter, the Portfolio Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. The Portfolio Manager will attempt to enhance the long-term return and risk performance of the Portfolio relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

     The Portfolio Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.

MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high-quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.

HIGH-YIELD BOND PORTFOLIO

     The investment objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds may involve greater volatility of price than higher-rated bonds. For a discussion of High-Yield Securities and related risks, see "Investment Techniques and Associated Risks -- High-Yield Securities" at page 15.

     The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

     Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on options and futures and their related risks, see "Investment Techniques and Associated Risks," at page 12.

          ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Equity and Small Cap Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in common stocks or securities convertible into common stocks.

     Under normal conditions, no less than 80% of the total assets of the International Growth and High-Yield Bond Portfolios will be invested in equity or debt securities identified in the respective Portfolio policies listed above.

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity, Small Cap, and International Growth Portfolios may temporarily invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents until the Portfolio Manager determines, that market conditions warrant returning to investments in equity securities. Please refer to the discussion on Defensive Tactics at page 16.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

MANAGEMENT OF ASSETS

     The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Portfolio Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed below.

     The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the International Growth Portfolio will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

                   INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     Short-Term Investments. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high-quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances.

     Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the Securities and Exchange Commission. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Fund's Board of Trustees, the Portfolio Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days.

     Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10% of the value of a Portfolio's total assets. Securities loans must also meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio could experience various costs or losses if a borrower defaults on its obligation to return the borrowed securities.

     Options and Futures. To the extent permitted by Arizona and New York law, each of the Equity, Small Cap and International Growth Portfolios intend to engage in futures contracts or options on futures contracts for bona fide hedging or other purposes, and to write calls and puts on individual securities. When either the Equity, Small Cap or International Growth Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. Any such Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Equity, Small Cap or International Growth Portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodity Futures Trading Commission rules so require, none of the Equity, Small Cap or International Growth Portfolios will enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of such Portfolio's assets. When writing put options, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an over-the-counter ("OTC") option, it would have to hold the callable securities until the call lapsed or was exercised.

     The Managed Portfolio is authorized to, but does not presently intend to, purchase, sell and write options and purchase and sell futures contracts for hedging and other purposes. In the event that the Portfolio Manager intends in the future to engage in such transactions, appropriate disclosures will be made to existing and prospective shareholders.

     Except as otherwise indicated, the Portfolio Managers may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations utilizing covered options, futures and forwards. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

CALL OPTIONS

     The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

     Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options are a relatively new and untested concept; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

     The Portfolios will only engage in hedging transactions against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 20% of the Portfolio's total assets taken at current value.

PORTFOLIO TRANSACTIONS

     The Portfolio Managers' primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. A Portfolio Manager may select, under certain conditions, Oppenheimer & Co., Inc., an affiliate of the OpCap Advisors, Inc., the Portfolio Manager of the Equity and Managed Portfolios, to execute each Portfolio's transactions. When selecting broker-dealers, other than Oppenheimer & Co., Inc., to execute a Portfolio's transactions, the Portfolio Managers may consider their record of sales of shares of other investment company clients of the Portfolio Managers. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Statement of Additional Information, "Investment Management and Other Services.")

GENERAL RISKS ASSOCIATED WITH EQUITY (EQUITY, SMALL CAP, INTERNATIONAL GROWTH AND MANAGED) PORTFOLIOS

     The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     Small Cap Portfolio. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     It is the present intention of the Equity, Small Cap, International Growth and Managed Portfolio Managers with respect to each of the respective Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB by S&P (commonly known as "junk bonds"). In the event that the Portfolio Managers intend in the future to invest more than 5% of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "High-Yield Securities" below and "Investment of the Assets" in the Statement of Additional Information.

     International Growth Portfolio. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Refer to "Foreign Currency and Values" and "Foreign Securities" sections of the Statement of Additional Information.

     Managed Portfolio. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. The Managed Portfolio may invest in mortgage-backed securities. Such securities, while similar to other fixed-income securities, involve additional risk because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. When interest rates fall, prepayments tend to rise. The Portfolio may have to reinvest that portion of its assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     Although the Managed Portfolio seeks to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and it seeks to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Managed Portfolio. The value of debt obligations has an inverse relationship with prevailing interest rates. The risks of investing in fixed income securities are greater when such securities are high-yield securities.

HIGH-YIELD SECURITIES

     Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond Portfolio which are designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

  High-Yield Bond Market

     The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

  Sensitivity to Interest Rate and Economic Changes

     In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

  Payment Expectations

     Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower-yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

  Liquidity and Valuation

     Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the Board of Directors' ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

DEFENSIVE TACTICS

     Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

  Tax Considerations

     To the extent that the High-Yield Bond Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received until maturity of the bond. Investors in the High-Yield Bond Portfolio would be taxed on this interest income even though no cash distribution of such interest is received in the year in which such income is taxed.

                            INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities."

     5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Statement of Additional Information.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                             MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Boards of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. The Statement of Additional Information contains information about the Trustees and Officers of the Fund.

INVESTMENT ADVISER AGREEMENT

     Enterprise Capital provides administrative services to the Portfolios, subject to the direction of the Board and in keeping with the stated investment objectives of each Portfolio. Enterprise Capital and the Fund have entered into Portfolio Manager Agreements with each of the Portfolio Managers discussed below.

     Enterprise Capital is assisted in this duty by Evaluation Associates, Inc., which has had 24 years of experience in evaluating investment advisers for individuals and institutional investors. The oversight and management services provided by Enterprise Capital include (i) supervising the Portfolio Managers' compliance with state and federal regulations, including the Investment Company Act, (ii) evaluating the Portfolio Managers' performance, (iii) analyzing the composition of the investment portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the board, (iv) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon a request of the Board, for a replacement for any Portfolio Manager then serving the Fund, and
(vi) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.

     Enterprise Capital is a subsidiary of MONY, one of the nation's largest insurance companies. Enterprise Capital serves as the investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of ten separate investment portfolios with assets of $737 million at March 31, 1996. Total assets under management at March 31, 1996 are approximately $2.62 billion. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326-1022. MONY's address is 1740 Broadway, New York, New York 10019.

PORTFOLIO MANAGERS

  Equity Portfolio

     The Portfolio Manager of the Equity Portfolio is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. The Portfolio Manager and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had approximately $40 billion under management as of March 31, 1996. Eileen Rominger, Senior Vice President of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 17 years experience in the investment industry. The annual Management Fee is .80% of average daily net assets up to $400 million;
 .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million, and the Portfolio Manager receives .40% of average daily net assets up to $1,000,000,000 and .30% thereafter. Usual investment minimum is $10 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and NY State Electric & Gas OpCap's address is One World Financial Center, New York, New York 10281.

  Small Cap Portfolio

     The Portfolio Manager of the Small Cap Portfolio is GAMCO Investors, Inc. ("GAMCO"). Its offices are located at One Corporate Center, Rye, New York 10580. GAMCO is a majority owned subsidiary of Gabelli Funds, Inc. GAMCO's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli, who served as its chief investment officer since inception. Mr. Gabelli is responsible for the day-to-day management of the Portfolio. He has more than 30 years experience in the investment industry. Representative clients include: AT&T; Halliburton Co. and ITT Corp. As of March 31, 1996, total assets under management for all clients were $5.1 billion. Usual investment minimum is $1 million. The annual Management Fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives
 .40% of average daily net assets up to $1,000,000,000 and .30% thereafter.

  International Growth Portfolio

     The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. which is a wholly owned subsidiary of Brinson Holdings, Inc. and is an acquisition of Swiss Bank Corporation presently pending. Investments of the International Growth Portfolio are managed by a committee of the Portfolio Manager. As of December 31, 1995, Brinson Partners Inc.'s assets under management for all clients approximated $53 billion. Usual investment minimum:
$25 million. Representative clients not disclosed due to confidentiality agreements. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. The annual Management Fee is .85% of average daily net assets, and the Portfolio Manager receives 53% of that fee for assets under management up to $100 million; 41% of that fee for assets under management from $100 million to $200 million; 38% of that fee for assets from $200 million to $500 million; and 29% of that fee for assets greater than $500 million.

  Managed Portfolio

     The Portfolio Manager of the Managed Portfolio is OpCap Advisors, described in the paragraph referencing the Equity Portfolio. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. He has more than 22 years of investment industry experience. The annual Management Fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million, and the Portfolio Manager receives .40% of average daily net assets up to $1,000,000,000 and .30% thereafter.

  High-Yield Bond Portfolio

     The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in April 1986 and is owned by its employees. Mr. Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Portfolio. He has more than 27 years investment industry experience. Caywood-Scholl provides investment advice exclusively with respect to high-yield, low grade fixed income instruments. As of March 31, 1994, assets under management for all clients approximated $643 million. Usual investment minimum: $1 million. Representative clients include: Hospital Corporation of America; Colonial Penn Insurance; and Golden Rule Insurance. The address of Caywood-Scholl Capital Management is 4350 Executive Drive, Suite 125, San Diego, California 92121. The annual Management Fee is .60% of average daily net assets, and the Portfolio Manager receives 50% of that fee for assets up to $100,000,000 and 42% of that fee for assets above $100,000,000.

  General Portfolio Information

     Under the Investment Adviser Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; Trustees' fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, fund accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by Enterprise Capital under the Investment Adviser Agreement.

     The Statement of Additional Information contains more information about the Investment Adviser Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's portfolio securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily available market quotations and (ii) short-term debt securities. Further details are in the Statement of Additional Information.

                               PURCHASE OF SHARES

     Investments in the Fund may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Contract(s).

     Shares of each Portfolio of the Fund are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. Enterprise Fund Distributors, Inc. acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

                              REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (1) the New York Stock Exchange is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension.

                             STATE LAW RESTRICTIONS

     The investments of the MONY and MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of the Variable Accounts of MONY may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contractholders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contractholders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this prospectus (see "Investment Objectives And Policies" at page 9 and "Investment Restrictions" at page 17 and Statement of Additional Information, "Investment Restrictions").

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

          The assets of Variable Accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the quantitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stock must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     Equity, Small Cap, International Growth and Managed Portfolios. Dividends from net investment income, if any, on the Small Cap, Equity, International Growth and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.

     High-Yield Bond Portfolio. Dividends from investment income are declared and paid quarterly. Distributions of realized net short-term capital gains, if any, and realized long-term capital gains will be declared and paid at least once per calendar year.

     Taxes. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts are the shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contractholders, see the accompanying Prospectus for the Contracts.

                           CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30-day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return", for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     Organization of the Fund. The Fund, under the name of Quest for Value Accumulation Trust, was organized as a Massachusetts business trust on March 2, 1988, and is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Fund changed its name to the Enterprise Accumulation Trust on September 16, 1994. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into five separate series. The shares of each series are freely transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities. Classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Fund will be prorated by total net assets.

     Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by the Portfolio are required. Approval of an Investment Management or Portfolio Manager Agreements and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Fund, will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractholders, as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts. Shares for which no instructions are received from Contractholders, as well as shares which Enterprise Capital or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

     Custodian and Transfer Agent. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     Contractholder Inquiries. Inquiries concerning the purchase and sale of shares of the Fund as well as inquiries concerning dividends and account statements should be directed to MONY. Inquiries concerning management and investment policies of the Fund should be directed to Enterprise Capital, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326; or telephone 1-800-432-4320.

     Annual Report. The Fund's latest annual report, which includes the Management's Discussion and Analysis, is available upon request and without charge upon written request to MONY, Mail Drop 76-18, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666-6888.

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

  Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 -- Superior Ability for Repayment; Prime 2 -- Strong Ability for Repayment; Prime 3 -- Acceptable Ability for Repayment.

     S & P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. ("TBW") assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "A" for highest quality to "E" for the lowest, companies with very serious problems.

  Bond Ratings

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S & P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate; however, a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff's, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time-to-time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

The Mutual Life Insurance Company of New York                           -------------
Administrative Offices
1740 Broadway, New York, NY 10019                                         Bulk Rate
                                                                        U.S. Postage
                                                                           P A I D
                                                                         Permit No.
                                                                            4238
                                                                        Syracuse, New
                                                                            York
                                                                        -------------

Form No. 14331 SL (10/96)                                                [MONY LOGO]
-------------------------------------------------------------------------------------